UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08243

Direxion Funds

(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Daniel D. O’Neill

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code 646-572-3390

Date of fiscal year end: August 31, 2012

Date of reporting period: August 31, 2012

Item 1. Report to Stockholders.

ANNUAL REPORT AUGUST 31, 2012

1301 Avenue of the Americas (6th Ave.), 35th Floor New York, New York 10019 (800) 851-0511 www.direxionfunds.com

BULL FUNDS	BEAR FUNDS

DOMESTIC EQUITY INDEX FUNDS
Direxion Monthly Small Cap Bull 2X Fund (DXRLX) Direxion Monthly S&P 500® Bull 2X Fund (DXSLX) Direxion Monthly NASDAQ-100® Bull 2X Fund (DXQLX)	Direxion Monthly Small Cap Bear 2X Fund (DXRSX) Direxion Monthly S&P 500® Bear 2X Fund (DXSSX)

FIXED INCOME FUNDS
Direxion Monthly 10 Year Note Bull 2X Fund (DXKLX) Dynamic HY Bond Fund (PDHYX)	Direxion Monthly 10 Year Note Bear 2X Fund (DXKSX)

SPECIALTY FUNDS
Direxion Monthly Commodity Bull 2X Fund (DXCLX)

INTERNATIONAL FUNDS
Direxion Monthly Emerging Markets Bull 2X Fund (DXELX) Direxion Monthly China Bull 2X Fund (DXHLX) Direxion Monthly Latin America Bull 2X Fund (DXZLX)

MONEY MARKET FUNDS
U.S. Government Money Market Fund (DXMXX)

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Annual Report covers thirteen of the Direxion Funds (the “Funds”). For the Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 10 Year Note Bull 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Dynamic HY Bond Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly China Bull 2X Fund and the U.S. Government Money Market Fund the report covers the period from September 1, 2011 to August 31, 2012 (the “Annual Period”). For the Direxion Monthly NASDAQ-100 Bull 2X Fund, Direxion Monthly S&P 500 Bull 2X Fund, Direxion Monthly S&P 500 Bear 2X Fund and Direxion Monthly Latin America Bull 2X Fund, the report covers the period of May 1, 2012 to August 31, 2012 (the “Shortened Period”), as these four Funds have changed their fiscal year to coincide with the aforementioned funds. During the Annual Period broad equity markets were strong, as the S&P 500 Index gained approximately 18%. Heightened levels of volatility characterized the early phase of the period as markets struggled to regain solid footing after the U.S. Government debt ceiling crisis in August 2011. However, concerns abated and markets rallied from December into the Spring. Although fears related to the ongoing sovereign debt crisis in Europe re-emerged causing equity markets to pull back from their highs during April and May. Markets again rallied late in the period as the U.S. Federal Reserve (“the Fed”) stood by its easy money policy and pledged to retain very low interest rates for an extended period of time. The U.S. Dollar was strong throughout the period, although opposing pressures – both from the Fed domestically and the European macro-environment abroad – added volatility to foreign exchange markets. Oil was volatile throughout the period, as structural changes sweeping across Northern Africa and the Middle East drove prices up, while concerns over global economic growth held prices back. The price for a barrel of oil rose as high as $110 in March 2012 after seeing lows of $75 in October 2011, before trading in the high $70 range again in the early summer 2012, and then settling at $95 per barrel at the end of the period.

Fund Operational Review:

Except for the Dynamic HY Bond Fund and the U.S. Government Money Market Fund, the Funds are leveraged and seek to provide a calendar month return of 200% or -200% of the calendar month performance of a particular benchmark (“Leveraged Funds”). The term “calendar month” refers to the period from the close of the markets on the last business day of a given calendar month, until the close of the markets on the last business day of the subsequent calendar month. The Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index. If a Fund’s shares are held through the end of a calendar month or months, the Fund’s performance is likely to deviate from the multiple of the benchmark performance for the longer period. Similarly, the return for investors investing for periods less than a calendar month, or for a period different than the calendar month, will likely deviate from the multiple of the benchmark performance for such shorter periods. The Funds are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking calendar month leverage investment results and intend to actively monitor and manage their investments.

The Funds with the word “Bull” in their name attempt to provide investment results that correlate to 200% of the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. The Fund with the word “Bear” in its name attempts to provide investment results that correlate to -200% of the return of an index or benchmark, meaning that the Bear Fund attempts to move in the opposite or inverse direction of the target index or benchmark.

In seeking to achieve each Leveraged Fund’s calendar month investment objective, Rafferty Asset Management (“Rafferty” or the “Adviser”) uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs. Rafferty relies upon a pre-determined model to generate orders resulting in repositioning each Fund’s investments in accordance with its calendar month investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions it believes in combination should produce calendar month returns consistent with a Fund’s objective. As a consequence, if a Leveraged Fund is performing as designed, the return of the index or benchmark will dictate the return for that Fund. Each Leveraged Fund pursues its investment objective regardless of market conditions and does not take defensive positions.

Each Leveraged Fund has a clearly articulated goal which requires the Fund to seek economic exposure in excess of its net assets. To meet its objectives, each Leveraged Fund invests in some combination of financial instruments so it generates economic exposure consistent with the Fund’s investment objective. Financial instruments may include ETFs, stock index futures contracts, options on securities and stock indices and swap agreements. Each Leveraged Fund invests significantly in swap agreements. Rafferty uses these types of investments to produce economically “leveraged” investment results.

4	DIREXION ANNUAL REPORT

Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.

The Funds may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Additionally, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

The discussion below relates to the performance of the Funds for their respective Period. The Leveraged Funds seek to provide calendar month returns which are a multiple — positive or negative — of the calendar month performance of a particular benchmark. The performance of the Leveraged Funds for their respective Period is important for understanding whether these Funds meet their investment goals. A Leveraged Fund meeting its calendar month investment objective should have performance for the Period similar to the performance indicated by models based on the calendar month returns of the relevant benchmark for the Period. Direxion maintains models indicating the expected performance of each Fund in light of the path of the relevant benchmark. The models, and a description of how they work, are available on the Direxion website (www.direxionfunds.com) under Tools/Tracking Center. The models do not take into account the size of a Fund, the Fund’s expense ratio or any transaction fees associated with creating a Fund’s portfolio. A brief comparison of the actual returns versus the expected returns for each of the Funds in this Annual Report follows.

Fund Performance Review:

The Direxion Monthly Small Cap Bull 2X Fund and the Direxion Monthly Small Cap Bear 2X Fund seek to provide 200% and -200% of the calendar month return of the Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. For the Annual Period, the Russell 2000 Index returned 13.40%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Monthly Small Cap Bull 2X Fund returned 20.67%, while the model indicated an expected return of 22.58%. The Direxion Monthly Small Cap Bear 2X Fund returned -36.01%, while the model indicated an expected return of -33.66%

The Direxion Monthly 10 Year Note Bull 2X Fund and the Direxion Monthly 10 Year Note Bear 2X Fund seek to provide 200% and -200% of the calendar month return of the NYSE Arca Current 10 Year Treasury Index. The NYSE Arca Current 10 Year U.S. Treasury Index is a one-security index comprised of the most recently issued 10-Year Treasury Note. Notes eligible for inclusion must be U.S. dollar-denominated Treasury notes with a fixed rate, non-zero coupon that are non-callable with a maturity of 10 years at issuance. For the Annual Period, the NYSE Arca Current 10 Year Treasury Index returned 9.48%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Monthly 10 Year Note Bull 2X Fund returned 15.02%, while the model indicated an expected return of 19.31%. The Direxion Monthly 10 Year Note Bear 2X Fund returned -20.57%, while the model indicated an expected return of -17.79%

The Direxion Monthly Commodity Bull 2X Fund seeks to provide 200% of the calendar month return of the Morgan Stanley Commodity Related Index. The Morgan Stanley Commodity Related Index is an equal-dollar weighted index of 20 stocks involved in commodity-related industries such as energy, non-ferrous metals, agricultural and forest products. For the Annual Period, the Morgan Stanley Commodity Related Index returned -11.24% (-9.64% inclusive of dividends). Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Monthly Commodity Bull 2X Fund returned -27.66%, while the model indicated an expected return of -27.62%.

The Direxion Monthly Emerging Markets Bull 2X Fund seeks to provide 200% of the calendar month return of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. For the Annual Period, the MSCI

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

DIREXION ANNUAL REPORT	5

Emerging Markets Index returned -8.31% (-5.53% inclusive of dividends). Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Monthly Emerging Markets Bull 2X Fund returned -24.29%, while the model indicated an expected return of -20.27%

The Direxion Monthly China Bull 2X Fund seeks to provide 200% of the calendar month return of the FTSE/Xinhua China 25 Index. The FTSE/Xinhua China 25 Index consists of 25 of the largest and most liquid companies available to international investors traded on the Hong Kong Stock Exchange. The Index is weighted based on the total market value of each company so that companies with higher total market values generally have a higher representation in the Index. For the Annual Period, the FTSE/Xinhua China 25 Index returned -14.54% (-11.42% inclusive of dividends). Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Monthly China Bull 2X Fund returned -33.60%, while the model indicated an expected return of -32.13%

The Direxion Monthly NASDAQ-100 Bull 2X Fund sought to provide 200% of the calendar month return of the NASDAQ-100 Index. The NASDAQ-100 Index is a capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the NASDAQ National Market. All companies listed on the index have an average daily trading volume of at least 200,000 shares. For the Shortened Period, the NASDAQ-100 Index returned 1.78%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Fund. The Direxion Monthly NASDAQ-100 Bull 2X Fund returned 2.81%, while the model indicated and expected return of 3.64%.

The Direxion Monthly S&P 500 Bull 2X Fund and the Direxion Monthly S&P 500 Bear 2X Fund sought to provide 200% and -200% of the calendar month return of the S&P 500 Index, respectively. The S&P 500 Index is a capitalization-weighted index composed of 500 common stocks. Standard & Poor’s selects the 500 stocks comprising the S&P 500 Index on the basis of market values and industry diversification. For the Shortened Period, the S&P 500 Index returned 1.45%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the Index alone should not generate expectations of performance of the Funds. The Direxion Monthly S&P 500 Bull 2X Fund returned 1.39%, while the model indicated an expected return of 2.28%. The Direxion Monthly S&P 500 Bear 2X Fund returned -5.14%, while the model indicated an expected return of -4.57%.

The Direxion Monthly Latin America Bull 2X Fund sought to provide 200% of the calendar month return of the S&P Latin America 40 Index. The S&P Latin America 40 Index includes highly liquid securities from major economic sectors of the Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina and Chile are represented in this index. Representing approximately 70% of each country’s market capitalization, this index provides coverage of the large cap, liquid constituents of each key country in Latin America. For the Shortened Period, the S&P Latin America 40 Index returned -9.03%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the Index alone should not generate expectations of performance of the Fund. The Direxion Monthly Latin America Bull 2X Fund returned -17.99%, while the model indicated an expected return of -16.78%.

The Dynamic HY Bond Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in debt instruments with an emphasis on lower-quality debt. The Fund utilizes investments in high yield Exchange Traded Funds (ETFs) as a means of obtaining liquid exposure to the domestic high yield debt market, and retains the flexibility to invest in physical bonds as well as derivatives and financial instruments linked to lower rated fixed income securities. Typically, the Fund will have 85-100% of the portfolio invested in such high yield ETFs. High-yielding securities performed well during the Annual Period as yields remained robust relative to returns on treasury securities as the Barclays Capital U.S. Corporate High Yield Bond Index gained 13.89% for the Annual Period. Defaults remained low, as prices were supported by investment flows into the high yield asset class, and appetite for new debt issuance was strong. Investors sought higher rates of return while money-market yields remained historically low in a reflection of the Federal Reserve’s maintenance of extremely low interest rates. The Dynamic HY Bond Fund returned 8.41% during the period. This return was aided by a limited use of investments in derivatives. However, the Fund’s use of a limited number of high yield ETFs in its portfolio as well as maintaining a cash holding of approximately 5-10% during the Annual Period caused the Fund to return slightly less than the broader Barclays Capital U.S. Corporate High Yield Total Return Index.

The U.S. Government Money Market Fund is a short-term vehicle providing a useful service for those participating in our mutual fund product offerings. For the Annual Period, the U.S. Government Money Market Fund returned 0.07%.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

6	DIREXION ANNUAL REPORT

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Best Regards,

Daniel O’Neill Chief Investment Officer	Patrick Rudnick Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

There is no guarantee the Funds will achieve their objective. Investing in funds that track an index may be more volatile than investing in broadly diversified funds. The use of leverage by a Fund means the Funds are riskier than alternatives which do not use leverage.

The views in this report were those of the Adviser as of August 31, 2012 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

To obtain performance data current to the most recent month-end, please call toll-free, 1.800.851.0511, or visit www.direxionfunds.com.

The total annual fund operating expense ratios of the Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 10 Year Note Bull 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Dynamic HY Bond Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly China Bull 2X Fund, Direxion Monthly NASDAQ-100 Bull 2X Fund, Direxion Monthly S&P 500 Bull 2X Fund, Direxion Monthly S&P 500 Bear 2X Fund, and Direxion Monthly Latin America Bull 2X Fund are 1.96%, 1.98%, 1.97%, 1.97%, 1.86%, 2.00%, 2.01%, 1.97%, 1.92%, 1.92%, 1.91% and 1.94% respectively, net of any fee, waivers or expense reimbursements.*

Distributed by: Rafferty Capital Markets, LLC

Date of First Use: October 26, 2012

*The total annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses that the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual fund operating expense ratios would be 1.90% for each Fund except the Dynamic HY Bond Fund. The total annual fund operating expense ratio of the Dynamic HY Bond Fund would be 1.60%.

DIREXION ANNUAL REPORT	7

MANAGEMENT DISCUSSION & ANALYSIS

Rafferty Asset Management, LLC (“Rafferty” or “Adviser”), the investment adviser to the Direxion Funds, uses a number of investment techniques in order to achieve the stated goal for each Fund. The following discussion and analysis applies to the Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 10 Year Note Bull 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Direxion Commodity Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund and Direxion Monthly China Bull 2X Fund for the timeframe of September 1, 2011 to August 31, 2012 (the “Annual Period”). This discussion and analysis also applies to the Direxion Monthly NASDAQ-100 Bull 2X Fund, Direxion Monthly S&P 500 Bull 2X Fund, Direxion Monthly S&P 500 Bear 2X Fund and Direxion Latin America Bull 2X Fund for the timeframe of May 1, 2012 to August 31, 2012 (the “Shortened Period”). The Bull Funds magnify the returns of their respective indexes for a calendar month period and the Bear Funds inversely magnify the returns of their respective indexes for a calendar month period. Rafferty primarily uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs.

No Fund attempts, or should be expected to, provide returns which are a multiple of the return of the benchmark for periods other than a calendar month. A “calendar month” refers to the period from the close of markets on the last business day of a given month until the close of the markets on the last business day of the subsequent month.

Factors Affecting Fund Performance:

•

Benchmark Performance: The calendar month performance of each Fund’s benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving Fund performance. Given the calendar month goals, the series of calendar month index returns are most important. The market conditions affecting the benchmark indexes during the past year are described below.

•

Leverage: Each Fund seeks calendar month investment results (before fees and expenses) of either 200% (for the Bull Funds) or -200% (for the Bear Funds) of the performance of its respective underlying index. The use of leverage magnifies a Fund’s gains or losses and increases the investment’s risk and volatility.

•

Volatility and Compounding: The goal of leveraged funds is to provide a multiple of the calendar month returns of an underlying index. Over periods longer or shorter than a calendar month, a Fund should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding — a universal mathematical concept applying to all investments — returns of the Funds over longer periods will differ from the Fund’s calendar month stated goal. Periods of high-volatility lacking a clear trend hurt a Fund’s performance, while trending low-volatility markets enhance a Fund’s performance.

•

Cost of Financing: In order to attain leveraged exposure, a Bull Fund incurs a cost of LIBOR[1] plus a spread, and a Bear Fund receives LIBOR minus a spread as applied to the borrowed portion of the Fund’s exposure. Financing costs create a drag on a Bull Fund’s performance. Because LIBOR is very low, a Bear Fund receives a negligible amount of financing, or in the case of hard-to-borrow shares, might pay to finance its short position.

•

Equity Dividends: A Bull Fund’s performance is positively impacted by equity and index dividends, as the Funds receive those payments. A Bear Fund’s performance is negatively impacted, as they are obligated to pay the dividends.

•

Fees, Expenses, and Transaction Costs: Fees and expenses are listed in each Fund’s prospectus and may be larger than many traditional index funds’ fees, causing a greater negative impact on Fund performance. Transactions costs are not included in the expense ratio of the Funds. Transaction costs can be higher due to the Fund’s use of leverage, significant purchase and redemption activity by Fund shareholders; or trading securities that are comparatively less liquid.

Market Conditions Affecting Fund Performance:

A general review of economic conditions, market events and index performance for the period is described below.

Economy:

This Annual Period saw a trending rally in broad domestic markets across the board, starting with improved investor sentiment through the beginning of 2012, followed by a continued uptrend in the latter part of Q3. With the end of the Annual Period came improved jobs numbers, the initiation of a third phase of Quantitative Easing, and the extension of Operation Twist through the end of 2012. The U.S. Economy grew +1.7% over the first half of 2012. Through the latter half of

[1]

London Inter-Bank Offer Rate. The interest rate that the banks charge each other for loans (usually in Eurodollars). This rate is applicable to the short-term international interbank market, and applies to very large loans borrowed for anywhere from one day to five years.

8	DIREXION ANNUAL REPORT

this Annual Period, consumer spending held up reasonably well (+2.5% in Q1, +1.5% in Q2), but investor spending started to show its weakness.

In Europe, the Central Banks continued to try to establish a foundation for growth. In February, Europe avoided the risk of a short-term Greek default, and also completed a second round of a long-term refinancing operation with the injection of low interest rate funding to Eurozone banks. European equities and the Euro lagged behind oil and commodities gains through this period as concerns over the Eurozone returned to center stage. This Annual Period also saw continuously weak economic data from China.

Index Performance:

Over the Annual Period, Rafferty managed Funds of four different categories of indexes — broad market, international, fixed income and commodity.

With volatility remaining at low levels throughout the majority of 2012, domestic broad market indexes brought positive returns over the Annual Period year. Five of Direxion’s leveraged Funds track broad market indexes; the index returns for the period are below. Due to the trending nature of the benchmark performances, the effects of compounding on these Funds were not as noticeable as it would have been had the benchmarks been more volatile.

Russell 2000 Index: 13.40% (for Annual Period)

S&P 500 Index: 1.45% (for Shortened Period)

NASDAQ-100 Index: 1.78% (for Shortened Period)

Rafferty managed two Funds benchmarked to a fixed income index — The NYSE Arca Current 10 Year U.S. Treasury Index. The NYSE Arca Current 10 Year U.S. Treasury Index is a one-security index comprised of the most recently issued 10-Year Treasury Note. Notes eligible for inclusion must be U.S. dollar-denominated Treasury notes with a fixed rate, non-zero coupon that are non-callable with a maturity of 10 years at issuance. The index return for the Annual Period is below. The U.S. Dollar Index showed a steady climb of 9.03% through the Annual Period, but the effects of compounding on these funds were not as pronounced as it would have been had the benchmark been more volatile.

NYSE Arca Current 10 Year U.S. Treasury Index: 9.48%

Rafferty managed one Fund benchmarked to a commodities index — Morgan Stanley® Commodity Related Index. Morgan Stanley® Commodity Related Index is an equal-dollar weighted index of 20 stocks involved in commodity-related industries such as energy, non-ferrous metals, agriculture, and forest products. The index return for the Annual Period is below. The recent weather-related supply squeeze in agricultural goods, and slow global growth in industrial metals over this past Annual Period, led the way for the decline in commodity-related industries.

Morgan Stanley Commodity Related Index: -11.24%

Rafferty managed three Funds benchmarked to an international index. The index returns are below. Emerging markets bounced back from a low point in late 2011, with a year-over-year decline of roughly -5.6%. However, investor sentiment still stands for Emerging Markets to outperform Developed Markets in terms of economic growth for the near future. Growth concerns for China were significant, as exports to developed countries weakened substantially. The decline in the S&P Latin America 40 Index can be explained by the approximately 50% geographic allocation in Brazil. The global slowdown has intensified rising labor costs and monetary tightening in Brazil, resulting in a sharp decline in growth.

MSCI Emerging Markets Index: -8.31% (for Annual Period)

FTSE/Xinhua China 25 Index: -14.54% (for Annual Period)

S&P Latin America 40 Index: -9.03% (for Shortened Period)

Index Volatility:

Market volatility trended downward fairly steadily throughout the Annual Period with the Chicago Board Options Exchange Market Volatility Index (the “VIX”) ending down roughly 45%. The VIX Index hit a peak on October 3, 2011 at 45.45, a large drop to 14.26 in late March, and an Annual Period low of 13.45 in mid-August. Lower volatility positively

DIREXION ANNUAL REPORT	9

impacts a Fund’s performance as described in the previous section. The volatility of each Index used as a benchmark for the Funds is below:

Benchmark	One-Year Return	Annualized Volatility
Russell 2000 Index	13.40%	22.75%
S&P 500 Index	18.00%	16.53%
NASDAQ-100 Index	23.70%	18.38%
NYSE Arca Current 10 Year U.S. Treasury Index	9.48%	6.65%
Morgan Stanley Commodity Related Index	-11.24%	29.13%
MSCI Emerging Markets Index	-8.31%	23.28%
FTSE/Xinhua China 25 Index	-14.54%	34.78%
S&P Latin America 40 Index	-10.61%	31.86%

Rafferty does not invest the assets of the Funds based on its view of the investment merit of a particular security, instrument or company. In addition, each Fund pursues its investment objective regardless of market conditions and does not take defensive positions.

The views of this report were those of the Adviser as of August 31, 2012 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

10	DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bull 2X Fund

Performance Summary

Investment Objective:  Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the Russell 2000 Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly Small Cap Bull 2X Fund	20.67%	23.12%	(15.98)%	(2.64)%

Russell 2000 Index	13.40%	13.89%	1.90%	9.00%

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% (or -200%) exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Russell 2000 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	% Net Assets
Swap Contracts	200.4%

Total Exposure	200.4%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	As of August 31, 2012.

DIREXION ANNUAL REPORT	11

Direxion Monthly Small Cap Bear 2X Fund

Performance Summary

Investment Objective:  Seeks monthly investment results, before fees and expenses, of 200% of the inverse of the price performance of the Russell 2000 Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly Small Cap Bear 2X Fund	(36.01)%	(36.26)%	(34.52)%	(28.55)%

Russell 2000 Index	13.40%	13.89%	1.90%	9.00%

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% (or -200%) exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Russell 2000 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	% Net Assets
Swap Contracts	(200.6)%

Total Exposure	(200.6)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	As of August 31, 2012.

12	DIREXION ANNUAL REPORT

Direxion Monthly 10 Year Bull 2X Fund

Performance Summary

Investment Objective:  The Direxion Monthly 10 Year Note Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the performance of the NYSE Current 10-Year U.S. Treasury Index.

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Monthly 10 Year Bull 2X Fund	15.02%	13.72%	15.64%	10.73%

10-Year U.S. Treasury Note[3]	9.14%	8.95%	8.67%	7.00%

NYSE Current 10-Year U.S. Treasury Index[3]	9.48%	9.01%	N/A	N/A

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% (or -200%) exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the NYSE Current 10-Year U.S. Treasury Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	% Net Assets
Swap Contracts	199.7%

Total Exposure	199.7%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2012.
[3]

On August 31, 2009, the NYSE Current 10-Year U.S. Treasury Index replaced the 10-Year U.S. Treasury Note as benchmark. The NYSE Current 10-Year U.S. Treasury Index commenced operations on April 2, 2009. The average annual return for the period from April 2, 2009 to August 31, 2012 was 6.21%.

DIREXION ANNUAL REPORT	13

Direxion Monthly 10 Year Bear 2X Fund

Performance Summary

Investment Objective:  The Direxion Monthly 10 Year Note Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse of the performance of the NYSE Current 10-Year U.S. Treasury Index.

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Monthly 10 Year Bear 2X Fund	(20.57)%	(20.03)%	(20.35)%	(13.77)%

10-Year U.S. Treasury Note[3]	9.14%	8.95%	8.67%	6.74%

NYSE Current 10-Year U.S. Treasury Index[3]	9.48%	9.01%	N/A	6.21%

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% (or -200%) exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the NYSE Current 10-Year U.S. Treasury Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	% Net Assets
Swap Contracts	(200.2)%

Total Exposure	(200.2)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2012.
[3]

On August 31, 2009, the NYSE Current 10-Year U.S. Treasury Index replaced the 10-Year U.S. Treasury Note as benchmark. The NYSE Current 10-Year U.S. Treasury Index commenced operations on April 2, 2009. The average annual return for the period from April 2, 2009 to August 31, 2012 was 6.21%.

14	DIREXION ANNUAL REPORT

Dynamic HY Bond Fund

Performance Summary

Investment Objective:  Seeks to maximize total return by investing primarily in high-yield debt instruments, commonly referred to as “junk bonds”, and derivatives of such instruments.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Dynamic HY Bond Fund	8.41%	7.56%	0.90%	1.97%

Barclays Capital U.S. Corporate High-Yield Bond Index	13.89%	14.47%	9.60%	8.85%

Lipper High-Yield Bond Fund Index	12.53%	13.20%	7.00%	7.07%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Barclays Capital U.S. Corporate High-Yield Bond Index and the Lipper High-Yield Bond Fund Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	% Net Assets
Investment Companies	95.0%

Total Exposure	95.0%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2012.

DIREXION ANNUAL REPORT	15

Direxion Monthly Commodity Bull 2X Fund

Performance Summary

Investment Objective:  Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the Morgan Stanley Commodity Related Equity Index.

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Monthly Commodity Bull 2X Fund	(27.66)%	7.91%	(10.67)%	0.12%

Morgan Stanley Commodity Related Index	(11.24)%	2.50%	1.62%	8.76%

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% (or -200%) exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Morgan Stanley Commodity Related Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	% Net Assets
Swap Contracts	200.1%

Total Exposure	200.1%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2012.

16	DIREXION ANNUAL REPORT

Direxion Monthly Emerging Markets Bull 2X Fund

Performance Summary

Investment Objective:  Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the MSCI Emerging Markets Index.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Direxion Monthly Emerging Markets Bull 2X Fund	(24.29)%	(0.30)%	(21.05)%	(5.89)%

MSCI Emerging Markets Index	(8.31)%	4.11%	(2.71)%	6.24%

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% (or -200%) exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the MSCI Emerging Markets Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	% Net Assets
Swap Contracts	199.9%

Total Exposure	199.9%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2012.

DIREXION ANNUAL REPORT	17

Direxion Monthly China Bull 2X Fund

Performance Summary

Investment Objective:  Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the FTSE/Xinhua China 25 Index.

	Average Annual Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Monthly China Bull 2X Fund	(33.60)%	(14.59)%	(36.81)%

FTSE/Xinhua China 25 Index	(14.54)%	(5.66)%	(12.03)%

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% (or -200%) exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the FTSE/Xinhua China 25 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	% Net Assets
Swap Contracts	200.0%

Total Exposure	200.0%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2012.

18	DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 2X Fund

Performance Summary

Investment Objective:  Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the NASDAQ-100® Index.

	Average Annual Total Return[2]
	4 Month[3]	1 Year[4]	3 Year[5]	5 Year[6]	Since Inception
Direxion Monthly NASDAQ-100® Bull 2X Fund	2.81%	47.81%	38.62%	(2.25)%	1.34%

NASDAQ-100® Index	1.78%	23.70%	19.48%	6.87%	8.16%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the NASDAQ-100® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	% Net Assets
Swap Contracts	199.9%

Total Exposure	199.9%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2012.
[3]	Represents the period of May 1, 2012 to August 31, 2012 and is not annualized.
[4]	Represents the period of August 31, 2011 to August 31, 2012.
[5]	Represents the period of August 31, 2009 to August 31, 2012.
[6]	Represents the period of August 31, 2007 to August 31, 2012.

DIREXION ANNUAL REPORT	19

Direxion Monthly S&P 500® Bull 2X Fund

Performance Summary

Investment Objective:  Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the S&P 500® Index.

	Average Annual Total Return[2]
	4 Month[3]	1 Year[4]	3 Year[5]	5 Year[6]	Since Inception
Direxion Monthly S&P 500® Bull 2X Fund	1.39%	31.73%	22.99%	(14.28)%	(8.77)%

S&P 500® Index	1.45%	18.00%	13.62%	1.28%	3.38%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P 500® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	% Net Assets
Swap Contracts	199.8%

Total Exposure	199.8%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2012.
[3]	Represents the period of May 1, 2012 to August 31, 2012 and is not annualized.
[4]	Represents the period of August 31, 2011 to August 31, 2012.
[5]	Represents the period of August 31, 2009 to August 31, 2012.
[6]	Represents the period of August 31, 2007 to August 31, 2012.

20	DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bear 2X Fund

Performance Summary

Investment Objective:  Seeks monthly investment results, before fees and expenses, of 200% of the inverse of the price performance of the S&P 500® Index.

	Average Annual Total Return[2]
	4 Month[3]	1 Year[4]	3 Year[5]	5 Year[6]	Since Inception
Direxion Monthly S&P 500® Bear 2X Fund	(5.14)%	(35.33)%	(30.23)%	(22.59)%	(21.60)%

S&P 500® Index	1.45%	18.00%	13.62%	1.28%	3.38%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P 500® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	% Net Assets
Swap Contracts	(200.4)%

Total Exposure	(200.4)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2012
[3]	Represents the period of May 1, 2012 to August 31, 2012 and is not annualized.
[4]	Represents the period of August 31, 2011 to August 31, 2012.
[5]	Represents the period of August 31, 2009 to August 31, 2012.
[6]	Represents the period of August 31, 2007 to August 31, 2012.

DIREXION ANNUAL REPORT	21

Direxion Monthly Latin America Bull 2X Fund

Performance Summary

Investment Objective:  Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the S&P® Latin America 40 Index.

	Average Annual Total Return[2]
	4 Month[3]	1 Year[4]	3 Year[5]	5 Year[6]	Since Inception
Direxion Monthly Latin America Bull 2X Fund	(17.99)%	(28.44)%	(0.31)%	(18.47)%	(8.97)%

S&P® Latin America 40 Index	(9.03)%	(10.61)%	3.87%	(0.15)%	4.84%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P® Latin America 40 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	% Net Assets
Swap Contracts	201.0%

Total Exposure	201.0%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2012.
[3]	Represents the period of May 1, 2012 to August 31, 2012 and is not annualized.
[4]	Represents the period of August 31, 2011 to August 31, 2012.
[5]	Represents the period of August 31, 2009 to August 31, 2012.
[6]	Represents the period of August 31, 2007 to August 31, 2012.

22	DIREXION ANNUAL REPORT

Expense Example

August 31, 2012 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (March 1, 2012 — August 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION ANNUAL REPORT	23

Expense Example Table

August 31, 2012 (Unaudited)

	Expense Ratio[1]	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period[2]
Direxion Monthly Small Cap Bull 2X Fund
Based on actual fund return	1.90%	$1,000.00	$1,000.70	$9.56
Based on hypothetical 5% return	1.90%	1,000.00	1,015.59	9.63
Direxion Monthly Small Cap Bear 2X Fund
Based on actual fund return	1.90%	1,000.00	939.70	9.26
Based on hypothetical 5% return	1.90%	1,000.00	1,015.59	9.63
Direxion Monthly 10 Year Note Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	1,090.00	9.98
Based on hypothetical 5% return	1.90%	1,000.00	1,015.59	9.63
Direxion Monthly 10 Year Note Bear 2X Fund
Based on actual fund return	1.90%	1,000.00	877.00	8.96
Based on hypothetical 5% return	1.90%	1,000.00	1,015.59	9.63
Dynamic HY Bond Fund
Based on actual fund return	1.60%	1,000.00	1,026.70	8.15
Based on hypothetical 5% return	1.60%	1,000.00	1,017.09	8.11
Direxion Monthly Commodity Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	745.30	8.34
Based on hypothetical 5% return	1.90%	1,000.00	1,015.59	9.63
Direxion Monthly Emerging Markets Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	771.50	8.46
Based on hypothetical 5% return	1.90%	1,000.00	1,015.59	9.63
Direxion Monthly China Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	680.10	8.02
Based on hypothetical 5% return	1.90%	1,000.00	1,015.59	9.63
U.S. Government Money Market Fund
Based on actual fund return	0.00%	1,000.00	1,000.50	—
Based on hypothetical 5% return	0.00%	1,000.00	1,025.14	—
Direxion Monthly NASDAQ-100® Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	1,102.90	10.04
Based on hypothetical 5% return	1.90%	1,000.00	1,015.59	9.63
Direxion Monthly S&P 500® Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	1,061.80	9.85
Based on hypothetical 5% return	1.90%	1,000.00	1,015.59	9.63
Direxion Monthly S&P 500® Bear 2X Fund
Based on actual fund return	1.90%	1,000.00	894.60	9.05
Based on hypothetical 5% return	1.90%	1,000.00	1,015.59	9.63
Direxion Monthly Latin America Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	719.00	8.21
Based on hypothetical 5% return	1.90%	1,000.00	1,015.59	9.63

[1]	Annualized

[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of March 1, 2012 to August 31, 2012, then divided by 366.

24	DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings

August 31, 2012 (Unaudited)

	Cash*	Investment Companies	Swaps	Total
Direxion Monthly Small Cap Bull 2X Fund	99%	—	1%	100%
Direxion Monthly Small Cap Bear 2X Fund	105%	—	(5%)	100%
Direxion Monthly 10 Year Note Bull 2X Fund	99%	—	1%	100%
Direxion Monthly 10 Year Note Bear 2X Fund	102%	—	(2%)	100%
Dynamic HY Bond Fund	5%	95%	—	100%
Direxion Monthly Commodity Bull 2X Fund	103%	—	(3%)	100%
Direxion Monthly Emerging Markets Bull 2X Fund	104%	—	(4%)	100%
Direxion Monthly China Bull 2X Fund	108%	—	(8%)	100%
U.S. Government Money Market Fund	100%	—	—	100%
Direxion Monthly NASDAQ-100® Bull 2X Fund	100%	—	0%**	100%
Direxion Monthly S&P 500® Bull 2X Fund	99%	—	1%	100%
Direxion Monthly S&P 500® Bear 2X Fund	103%	—	(3%)	100%
Direxion Monthly Latin America Bull 2X Fund	126%	—	(26%)	100%

*	Cash, cash equivalents and other assets less liabilities.

**	Percentage is less than 0.5%.

DIREXION ANNUAL REPORT	25

Direxion Monthly Small Cap Bull 2X Fund

Schedule of Investments

August 31, 2012

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	7,080,012

TOTAL NET ASSETS - 100.0%	$7,080,012

Percentages are stated as a percent of net assets.

(a)	$1,620,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received	Termination Date	Unrealized Appreciation
Credit Suisse Capital, LLC	Russell 2000 Index	17,435	$14,079,881	0.16%	7/9/2013	$106,005

The accompanying notes are an integral part of these financial statements.

26	DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bear 2X Fund

Schedule of Investments

August 31, 2012

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	23,039,632

TOTAL NET ASSETS - 100.0%	$23,039,632

Percentages are stated as a percent of net assets.

(a)	$6,090,000 of cash is pledged as collateral for swap contracts.

Short Equity Swap Contracts

August 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Paid	Termination Date	Unrealized Depreciation
Credit Suisse Capital, LLC	Russell 2000 Index	56,751	$45,148,176	(0.76%)	6/21/2013	$(1,065,026)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	27

Direxion Monthly 10 Year Note Bull 2X Fund

Schedule of Investments

August 31, 2012

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	38,219,951

TOTAL NET ASSETS - 100.0%	$38,219,951

Percentages are stated as a percent of net assets.

(a)	$11,080,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received	Termination Date	Unrealized Appreciation
Credit Suisse Capital, LLC	iShares Barclays 7-10 Year Treasury Bond Fund	699,847	$75,875,301	0.01%	9/3/2013	$442,436

The accompanying notes are an integral part of these financial statements.

28	DIREXION ANNUAL REPORT

Direxion Monthly 10 Year Note Bear 2X Fund

Schedule of Investments

August 31, 2012

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	10,286,374

TOTAL NET ASSETS - 100.0%	$10,286,374

Percentages are stated as a percent of net assets.

(a)	$4,385,000 of cash is pledged as collateral for swap contracts.

Short Equity Swap Contracts

August 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Paid	Termination Date	Unrealized Depreciation
Credit Suisse Capital, LLC	iShares Barclays 7-10 Year Treasury Bond Fund	188,975	$20,443,200	(0.51%)	9/3/2013	$(155,221)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	29

Dynamic HY Bond Fund

Schedule of Investments

August 31, 2012

Shares		Value
INVESTMENT COMPANIES - 95.0%
391,667	iShares iBoxx $ High Yield Corporate Bond Fund	$36,162,614
70,500	iShares iBoxx $ Investment Grade Corporate Bond Fund	8,518,515
899,528	SPDR Barclays Capital High Yield Bond ETF	36,107,054

	TOTAL INVESTMENT COMPANIES (Cost $78,020,687)	$80,788,183

	TOTAL INVESTMENTS (Cost $78,020,687) - 95.0%	$80,788,183
	Other Assets in Excess of Liabilities - 5.0%	4,288,331

	TOTAL NET ASSETS - 100.0%	$85,076,514

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

30	DIREXION ANNUAL REPORT

Direxion Monthly Commodity Bull 2X Fund

Schedule of Investments

August 31, 2012

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	14,701,844

TOTAL NET ASSETS - 100.0%	$14,701,844

Percentages are stated as a percent of net assets.

(a)	$6,540,000 of cash is held as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Paid	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	2,380	$2,179,635	(0.72%)	4/5/2013	$(230,781)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	180	161,851	(0.72%)	4/8/2013	(15,482)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	3,815	3,451,587	(0.72%)	4/12/2013	(349,422)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	30	27,285	(0.72%)	4/22/2013	(2,899)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	320	284,406	(0.70%)	4/22/2013	(24,257)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	25	22,555	(0.70%)	4/26/2013	(2,231)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	190	168,265	(0.70%)	5/3/2013	(13,755)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	290	249,963	(0.70%)	5/6/2013	(14,103)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	280	238,207	(0.70%)	5/9/2013	(10,469)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	150	125,892	(0.70%)	5/13/2013	(3,957)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	490	414,706	(0.68%)	5/20/2013	(16,368)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	110	91,715	(0.68%)	5/23/2013	(2,275)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	5,860	4,928,544	(0.68%)	5/24/2013	(164,375)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	40	34,049	(0.68%)	5/28/2013	(1,544)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	1,095	925,392	(0.68%)	6/3/2013	(35,499)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	150	122,641	(0.68%)	6/4/2013	(737)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	390	318,356	(0.68%)	6/7/2013	(1,429)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	70	57,410	(0.68%)	6/10/2013	(551)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	80	62,257	(0.72%)	6/24/2013	2,673
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	435	336,335	(0.72%)	7/1/2013	16,562

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	31

Direxion Monthly Commodity Bull 2X Fund

Long Equity Swap Contracts (Continued)

August 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Paid	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	135	$102,100	(0.72%)	7/5/2013	$7,441
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	335	258,975	(0.72%)	7/8/2013	12,840
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	365	284,444	(0.72%)	7/15/2013	11,571
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	3,950	3,123,337	(0.72%)	7/19/2013	80,047
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	580	436,885	(0.70%)	7/22/2013	33,560
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	1,880	1,402,272	(0.70%)	7/25/2013	122,693
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	110	82,089	(0.70%)	7/26/2013	7,140
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	855	668,778	(0.70%)	7/29/2013	24,825
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	80	62,641	(0.70%)	8/2/2013	2,257
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	340	269,535	(0.70%)	8/5/2013	6,300
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	595	464,246	(0.70%)	8/6/2013	18,483
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	60	46,514	(0.70%)	8/9/2013	2,163
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	690	525,318	(0.70%)	8/12/2013	34,211
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	45	34,339	(0.70%)	8/16/2013	2,154
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	20	15,422	(0.70%)	8/19/2013	796
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	85	64,207	(0.68%)	8/26/2013	4,725
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	4,380	3,427,768	(0.68%)	8/30/2013	122,879
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	140	113,186	(0.68%)	9/13/2013	232
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	160	128,769	(0.68%)	9/16/2013	694
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	155	126,133	(0.68%)	9/17/2013	(568)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	50	40,779	(0.68%)	9/20/2013	(294)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	80	65,845	(0.68%)	9/23/2013	(1,067)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	250	203,806	(0.67%)	9/24/2013	(1,356)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	4,500	3,651,211	(0.67%)	9/30/2013	(8,699)

		36,220	$29,799,650			$(387,872)

The accompanying notes are an integral part of these financial statements.

32	DIREXION ANNUAL REPORT

Direxion Monthly Emerging Markets Bull 2X Fund

Schedule of Investments

August 31, 2012

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	38,012,444

TOTAL NET ASSETS - 100.0%	$38,012,444

Percentages are stated as a percent of net assets.

(a)	$19,020,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Paid	Termination Date	Unrealized Depreciation
Bank of America Merrill Lynch	iShares MSCI Emerging Markets Index Fund	1,753,778	$70,125,788	(1.09%)	9/18/2013	$(1,288,888)
Bank of America Merrill Lynch	iShares MSCI Emerging Markets Index Fund	41,680	1,693,973	(1.09%)	10/16/2013	(57,343)
Bank of America Merrill Lynch	iShares MSCI Emerging Markets Index Fund	140,368	5,570,279	(1.08%)	10/16/2013	(57,012)

		1,935,826	$77,390,040			$(1,403,243)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	33

Direxion Monthly China Bull 2X Fund

Schedule of Investments

August 31, 2012

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	5,576,463

TOTAL NET ASSETS - 100.0%	$5,576,463

Percentages are stated as a percent of net assets.

(a)	$3,950,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received	Termination Date	Unrealized Depreciation
Credit Suisse Capital, LLC	iShares FTSE/Xinhua China 25 Index Fund	337,257	$11,617,457	0.26%	8/16/2013	$(462,066)

The accompanying notes are an integral part of these financial statements.

34	DIREXION ANNUAL REPORT

U.S. Government Money Market Fund

Schedule of Investments

August 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 97.7%
MONEY MARKET FUNDS - 97.7%
17,829,834	Goldman Sachs Financial Square Federal Fund, 0.04%(a)	$17,829,834

	TOTAL SHORT TERM INVESTMENTS (Cost $17,829,834)	$17,829,834

	TOTAL INVESTMENTS (Cost $17,829,834) - 97.7%	$17,829,834
	Other Assets in Excess of Liabilities - 2.3%	420,395

	TOTAL NET ASSETS - 100.0%	$18,250,229

Percentages are stated as a percent of net assets.

(a)	Represents annualized seven-day yield at August 31, 2012.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	35

Direxion Monthly NASDAQ-100® Bull 2X Fund

Schedule of Investments

August 31, 2012

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	26,411,820

TOTAL NET ASSETS - 100.0%	$26,411,820

Percentages are stated as a percent of net assets.

(a)	$5,810,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Paid	Termination Date	Unrealized Appreciation
Credit Suisse Capital, LLC	NASDAQ-100® Index	19,047	$52,699,032	(0.19%)	8/16/2013	$107,415

The accompanying notes are an integral part of these financial statements.

36	DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bull 2X Fund

Schedule of Investments

August 31, 2012

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	15,531,110

TOTAL NET ASSETS - 100.0%	$15,531,110

Percentages are stated as a percent of net assets.

(a)	$3,610,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Paid	Termination Date	Unrealized Appreciation
Credit Suisse Capital, LLC	S&P 500® Index	22,017	$30,878,672	(0.29%)	8/9/2013	$146,290

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	37

Direxion Monthly S&P 500® Bear 2X Fund

Schedule of Investments

August 31, 2012

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	10,980,820

TOTAL NET ASSETS - 100.0%	$10,980,820

Percentages are stated as a percent of net assets.

(a)	$2,560,000 of cash is pledged as collateral for swap contracts.

Short Equity Swap Contracts

August 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received	Termination Date	Unrealized Depreciation
Credit Suisse Capital, LLC	S&P 500® Index	15,614	$21,693,279	0.04%	7/5/2013	$(315,294)

The accompanying notes are an integral part of these financial statements.

38	DIREXION ANNUAL REPORT

Direxion Monthly Latin America Bull 2X Fund

Schedule of Investments

August 31, 2012

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	27,129,783

TOTAL NET ASSETS - 100.0%	$27,129,783

Percentages are stated as a percent of net assets.

(a)	$15,310,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Paid	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	851,894	$42,151,715	(1.19%)	4/1/2013	$(6,429,512)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	2,500	123,300	(1.19%)	4/2/2013	(18,474)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	2,700	127,952	(1.19%)	4/8/2013	(14,701)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	6,900	330,988	(1.19%)	4/9/2013	(41,536)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	2,800	135,015	(1.19%)	4/12/2013	(17,538)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	3,300	159,125	(1.19%)	4/15/2013	(20,664)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	2,775	132,185	(1.19%)	4/22/2013	(15,719)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	12,690	618,127	(1.19%)	4/26/2013	(85,532)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	16,000	769,484	(1.19%)	4/29/2013	(97,861)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	9,400	442,828	(1.19%)	4/30/2013	(48,162)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	1,560	73,194	(1.19%)	5/6/2013	(7,678)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	13,630	626,015	(1.19%)	5/13/2013	(53,356)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	7,020	320,808	(1.19%)	5/20/2013	(25,805)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	8,700	396,277	(1.19%)	5/23/2013	(30,630)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	20,880	950,833	(1.19%)	5/28/2013	(73,128)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	4,965	227,244	(1.19%)	6/3/2013	(18,495)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	670	29,901	(1.19%)	6/4/2013	(1,726)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	19,830	868,591	(1.19%)	6/10/2013	(34,577)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	8,755	376,278	(1.19%)	6/11/2013	(7,974)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	3,630	151,546	(1.19%)	6/14/2013	1,181
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	9,970	397,427	(1.19%)	6/17/2013	22,178
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	6,390	253,159	(1.19%)	6/18/2013	15,790
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	375	14,883	(1.19%)	6/21/2013	901
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	5,270	212,601	(1.19%)	7/1/2013	9,271
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	3,127	123,416	(1.19%)	7/5/2013	8,263
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	3,942	159,178	(1.19%)	7/8/2013	6,838
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	1,210	48,168	(1.19%)	7/11/2013	2,794
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	8,863	365,672	(1.19%)	7/18/2013	7,666
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	19,410	806,857	(1.19%)	7/22/2013	(1,604)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	5,710	224,962	(1.19%)	7/25/2013	11,974
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	75,972	3,110,690	(1.19%)	7/29/2013	42,140
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	850	36,056	(1.19%)	8/5/2013	(778)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	10,649	434,949	(1.19%)	8/12/2013	7,156
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	420	17,211	(1.19%)	8/23/2013	232
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	8,530	347,411	(1.19%)	8/26/2013	6,852
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	18,660	798,061	(1.19%)	8/27/2013	(22,998)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	46,018	1,942,278	(1.19%)	8/30/2013	(30,733)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	4,325	179,610	(1.19%)	9/4/2013	75
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	9,260	402,798	(1.19%)	9/10/2013	(17,993)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	11,020	473,955	(1.19%)	9/13/2013	(15,994)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	3,140	134,199	(1.19%)	9/16/2013	(3,704)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	39

Direxion Monthly Latin America Bull 2X Fund

Long Equity Swap Contracts (Continued)

August 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Paid	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	2,995	$129,769	(1.19%)	9/17/2013	$(5,280)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	6,260	268,733	(1.19%)	9/23/2013	(8,513)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	12,380	525,884	(1.18%)	9/23/2013	(11,193)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	27,250	1,134,055	(1.18%)	9/30/2013	(1,000)

		1,302,595	$61,553,388			$(7,019,547)

The accompanying notes are an integral part of these financial statements.

40	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

August 31, 2012

	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund	Direxion Monthly 10 Year Note Bull 2X Fund	Direxion Monthly 10 Year Note Bear 2X Fund
Assets:
Investments, at market value (Note 2)	$—	$—	$—	$—
Cash	5,581,682	18,037,657	25,267,796	6,093,128
Receivables:
Fund shares sold	68,933	483,579	1,651,336	4,315,773
Deposits at broker for swaps	1,620,000	6,090,000	11,080,000	4,385,000
Unrealized appreciation on swaps	106,005	—	442,436	—

Total assets	7,376,620	24,611,236	38,441,568	14,793,901

Liabilities:
Payables:
Fund shares redeemed	284,033	181,692	156,336	4,217,964
Due to broker for swaps	769	289,405	—	116,874
Unrealized depreciation on swaps	—	1,065,026	—	155,221
Accrued investment advisory fees	4,661	14,004	25,768	6,889
Accrued operating services fees	4,039	12,136	22,332	5,971
Accrued distribution expense	1,553	4,668	8,589	2,296
Accrued shareholder servicing fees	1,553	4,668	8,589	2,296
Other liabilities	—	5	3	16

Total liabilities	296,608	1,571,604	221,617	4,507,527

Net Assets	$7,080,012	$23,039,632	$38,219,951	$10,286,374

Net Assets Consist Of:
Capital stock	12,495,712	67,735,121	37,514,755	33,590,926
Accumulated net investment loss	(115,411)	(202,072)	—	(352,491)
Undistributed (Accumulated) net realized gain (loss)	(5,406,294)	(43,428,391)	262,760	(22,796,840)
Net unrealized appreciation (depreciation) on:
Swaps	106,005	(1,065,026)	442,436	(155,221)

Total Net Assets	$7,080,012	$23,039,632	$38,219,951	$10,286,374

Calculation of Net Asset Value Per Share:
Net assets	$7,080,012	$23,039,632	$38,219,951	$10,286,374
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	154,517	3,013,821	1,062,443	1,849,186
Net asset value, redemption and offering price per share	$45.82	$7.64	$35.97	$5.56

Cost of Investments	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	41

Statements of Assets and Liabilities

August 31, 2012

	Dynamic HY Bond Fund	Direxion Monthly Commodity Bull 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund
Assets:
Investments, at market value (Note 2)	$80,788,183	$—	$—
Cash	4,266,444	8,090,492	17,461,198
Receivables:
Fund shares sold	397,476	65,805	1,027,716
Deposits at broker for swaps	—	6,540,000	19,020,000
Due from broker for swaps	—	840,000	2,440,000
Unrealized appreciation on swaps	—	514,246	—
Dividends and interest	—	135	63

Total assets	85,452,103	16,050,678	39,948,977

Liabilities:
Payables:
Fund shares redeemed	167,832	17,359	431,989
Due to broker for swaps	—	405,147	39,302
Unrealized depreciation on swaps	—	902,118	1,403,243
Accrued investment advisory fees	77,909	9,557	24,424
Accrued operating services fees	64,924	8,283	21,167
Accrued distribution expense	32,462	3,185	8,141
Accrued shareholder servicing fees	32,462	3,185	8,141
Other liabilities	—	—	126

Total liabilities	375,589	1,348,834	1,936,533

Net Assets	$85,076,514	$14,701,844	$38,012,444

Net Assets Consist Of:
Capital stock	97,533,968	43,634,506	74,779,734
Undistributed (Accumulated) net investment income (loss)	1,162,413	(219,175)	(271,151)
Accumulated net realized loss	(16,387,363)	(28,325,615)	(35,092,896)
Net unrealized appreciation (depreciation) on:
Investments	2,767,496	—	—
Swaps	—	(387,872)	(1,403,243)

Total Net Assets	$85,076,514	$14,701,844	$38,012,444

Calculation of Net Asset Value Per Share:
Net assets	$85,076,514	$14,701,844	$38,012,444
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	5,834,173	317,569	843,980
Net asset value, redemption and offering price per share	$14.5824	$46.29	$45.04

Cost of Investments	$78,020,687	$—	$—

The accompanying notes are an integral part of these financial statements.

42	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

August 31, 2012

	Direxion Monthly China Bull 2X Fund	U.S. Government Money Market Fund
Assets:
Investments, at market value (Note 2)	$—	$17,829,834
Cash	3,557,457	—
Receivables:
Fund shares sold	110,076	504,111
Deposits at broker for swaps	3,950,000	—
Due from Adviser	—	12,227
Dividends and interest	—	94
Other receivables	—	56

Total assets	7,617,533	18,346,322

Liabilities:
Payables:
Fund shares redeemed	1,404,040	83,866
Due to broker for swaps	165,175	—
Unrealized depreciation on swaps	462,066	—
Accrued investment advisory fees	3,864	—
Accrued operating services fees	3,349	7,860
Accrued distribution expense	1,288	—
Accrued shareholder servicing fees	1,288	4,367

Total liabilities	2,041,070	96,093

Net Assets	$5,576,463	$18,250,229

Net Assets Consist Of:
Capital stock	16,766,580	18,250,836
Undistributed (Accumulated) net investment income (loss)	(82,222)	20
Accumulated net realized loss	(10,645,829)	(627)
Net unrealized depreciation on:
Swaps	(462,066)	—

Total Net Assets	$5,576,463	$18,250,229

Calculation of Net Asset Value Per Share:
Net assets	$5,576,463	$18,250,229
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	204,925	18,250,258
Net asset value, redemption and offering price per share	$27.21	$1.00

Cost of Investments	$—	$17,829,834

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	43

Statements of Assets and Liabilities

August 31, 2012

	Direxion Monthly NASDAQ-100® Bull 2X Fund	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Latin America Bull 2X Fund
Assets:
Investments, at market value (Note 2)	$—	$—	$—	$—
Cash	21,457,433	11,337,158	8,541,164	11,718,482
Receivables:
Fund shares sold	2,173,096	3,367,207	245,813	265,337
Deposits at broker for swaps	5,810,000	3,610,000	2,560,000	15,310,000
Due from broker for swaps	3,830	18,107	—	7,150,000
Unrealized appreciation on swaps	107,415	146,290	—	143,311
Dividends and interest	—	—	—	649

Total assets	29,551,774	18,478,762	11,346,977	34,587,779

Liabilities:
Payables:
Fund shares redeemed	2,857,100	2,893,261	2,109	154,117
Due to broker for swaps	—	—	30,626	95,572
Deposits from broker for swaps	240,000	30,000	—	—
Unrealized depreciation on swaps	—	—	315,294	7,162,858
Accrued investment advisory fees	16,866	9,593	7,135	17,904
Accrued operating services fees	14,702	8,378	6,237	15,609
Accrued distribution expense	5,622	3,198	2,378	5,968
Accrued shareholder servicing fees	5,622	3,198	2,378	5,968
Other liabilities	42	24	—	—

Total liabilities	3,139,954	2,947,652	366,157	7,457,996

Net Assets	$26,411,820	$15,531,110	$10,980,820	$27,129,783

Net Assets Consist Of:
Capital stock	36,252,903	16,696,360	57,992,773	205,659,942
Undistributed net investment income	—	—	—	—
Accumulated net realized loss	(9,948,498)	(1,311,540)	(46,696,659)	(171,510,612)
Net unrealized appreciation (depreciation) on:
Swaps	107,415	146,290	(315,294)	(7,019,547)

Total Net Assets	$26,411,820	$15,531,110	$10,980,820	$27,129,783

Calculation of Net Asset Value Per Share:
Net assets	$26,411,820	$15,531,110	$10,980,820	$27,129,783
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	220,698	331,910	550,785	735,525
Net asset value, redemption and offering price per share	$119.67	$46.79	$19.94	$36.88

Cost of Investments	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

44	DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2012

	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund	Direxion Monthly 10 Year Note Bull 2X Fund	Direxion Monthly 10 Year Note Bear 2X Fund
Investment Income:
Interest income	$4,015	$6,930	$22,349	$10,670

Total investment income	4,015	6,930	22,349	10,670

Expenses:
Investment advisory fees	68,521	103,782	359,188	203,471
Operating services fees	59,385	89,945	311,297	176,342
Distribution expenses	22,840	34,594	119,730	67,824
Shareholder servicing fees	22,840	34,594	119,730	67,824

Total expenses before excise taxes	173,586	262,915	909,945	515,461
Excise taxes	—	10	—	1

Total expenses	173,586	262,925	909,945	515,462

Net investment loss	(169,571)	(255,995)	(887,596)	(504,792)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	1,532	146	—	—
Swaps	2,075,235	(2,139,442)	3,761,694	(6,591,938)
Contributions by affiliates (Note 4)	—	—	11,406	—

	2,076,767	(2,139,296)	3,773,100	(6,591,938)

Change in net unrealized appreciation (depreciation) on:
Swaps	114,982	(418,001)	393,379	588,776

Net realized and unrealized gain (loss) on investments	2,191,749	(2,557,297)	4,166,479	(6,003,162)

Net increase (decrease) in net assets resulting from operations	$2,022,178	$(2,813,292)	$3,278,883	$(6,507,954)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	45

Statements of Operations

For the Year Ended August 31, 2012

	Dynamic HY Bond Fund	Direxion Monthly Commodity Bull 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund
Investment Income:
Dividend income	$12,280,485	$—	$—
Interest income	13,790	8,252	6,087

Total investment income	12,294,275	8,252	6,087

Expenses:
Investment advisory fees	1,477,298	138,094	146,249
Operating services fees	984,864	119,681	126,749
Distribution expenses	492,432	46,031	48,750
Shareholder servicing fees	492,432	46,031	48,750

Total expenses before reimbursement	3,447,026	349,837	370,498
Less: Expenses waived by Adviser	(295,459)	—	—

Total expenses	3,151,567	349,837	370,498

			—

Net investment income (loss)	9,142,708	(341,585)	(364,411)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on:
Investments	(7,331,324)	—	—
Swaps	895,998	(13,348,158)	2,065,512
Contributions by affiliates (Note 4)	17,211	—	—

	(6,418,115)	(13,348,158)	2,065,512

Capital gain distributions from regulated investment companies	864,902	—	—

Change in net unrealized appreciation (depreciation) on:
Investments	2,698,530	—	—
Swaps	1,307	6,044,907	(2,683,119)

	2,699,837	6,044,907	(2,683,119)

Net realized and unrealized loss on investments	(2,853,376)	(7,303,251)	(617,607)

Net increase (decrease) in net assets resulting from operations	$6,289,332	$(7,644,836)	$(982,018)

The accompanying notes are an integral part of these financial statements.

46	DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2012

	Direxion Monthly China Bull 2X Fund	U.S. Government Money Market Fund
Investment Income:
Interest income	$2,112	$15,210

Total investment income	2,112	15,210

Expenses:
Investment advisory fees	48,985	119,401
Operating services fees	42,453	107,460
Distribution expenses	16,328	—
Shareholder servicing fees	16,328	59,700

Total expenses before reimbursement and excise taxes	124,094	286,561
Excise taxes	—	20
Less: Expenses waived by Adviser	—	(286,581)

Total expenses	124,094	—

Net investment income (loss)	(121,982)	15,210

Realized and unrealized gain (loss) on investments
Net realized loss on:
Swaps	(2,444,667)	—

Change in net unrealized depreciation on:
Swaps	(703,271)	—

Net realized and unrealized loss on investments	(3,147,938)	—

Net increase (decrease) in net assets resulting from operations	$(3,269,920)	$15,210

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	47

Statements of Operations

	Direxion Monthly NASDAQ-100 Bull 2X Fund	Direxion Monthly NASDAQ-100 Bull 2X Fund	Direxion Monthly S&P 500 Bull 2X Fund	Direxion Monthly S&P 500 Bull 2X Fund
	Period of May 1, 2012 to August 31, 2012	Year Ended May 1, 2011 to April 30, 2012	Period of May 1, 2012 to August 31, 2012	Year Ended May 1, 2011 to April 30, 2012
Investment Income:
Interest income	$5,698	$5,456	$3,703	$4,455

Total investment income	5,698	5,456	3,703	4,455

Expenses:
Investment advisory fees	63,618	133,388	42,477	131,342
Operating services fees	55,136	115,603	36,813	113,830
Distribution expenses	21,206	44,462	14,159	43,781
Shareholder servicing fees	21,206	44,462	14,159	43,781

Total expenses before excise taxes	161,166	337,915	107,608	332,734
Excise taxes	—	—	—	37,041

Total expenses	161,166	337,915	107,608	369,775

Net investment loss	(155,468)	(332,459)	(103,905)	(365,320)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Swaps	234,489	3,089,029	768,673	(564,412)

Change in net unrealized appreciation (depreciation) on:
Swaps	390,683	(907,925)	(315,999)	232,912

Net realized and unrealized gain (loss) on investments	625,172	2,181,104	452,674	(331,500)

Net increase (decrease) in net assets resulting from operations	$469,704	$1,848,645	$348,769	$(696,820)

The accompanying notes are an integral part of these financial statements.

48	DIREXION ANNUAL REPORT

Statements of Operations

	Direxion Monthly S&P 500 Bear 2X Fund	Direxion Monthly S&P 500 Bear 2X Fund	Direxion Monthly Latin America Bull 2X Fund	Direxion Monthly Latin America Bull 2X Fund
	Period of May 1, 2012 to August 31, 2012	Year Ended May 1, 2011 to April 30, 2012	Period of May 1, 2012 to August 31, 2012	Year Ended May 1, 2011 to April 30, 2012
Investment Income:
Interest income	$3,153	$4,427	$7,751	$13,931

Total investment income	3,153	4,427	7,751	13,931

Expenses:
Investment advisory fees	35,585	138,175	69,367	318,335
Operating services fees	30,840	119,751	60,118	275,891
Distribution expenses	11,862	46,058	23,122	106,112
Shareholder servicing fees	11,862	46,058	23,122	106,112

Total expenses	90,149	350,042	175,729	806,450

Net investment loss	(86,996)	(345,615)	(167,978)	(792,519)

Realized and unrealized gain (loss) on investments:
Net realized loss on:
Swaps	(176,378)	(8,003,534)	(4,262,436)	(14,849,182)

Change in net unrealized appreciation (depreciation) on:
Swaps	(242,310)	605,172	(1,539,906)	(6,705,157)

Net realized and unrealized loss on investments	(418,688)	(739,862)	(5,802,342)	(21,554,339)

Net decrease in net assets resulting from operations	$(505,684)	$(7,743,977)	$(5,970,320)	$(22,346,858)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	49

Statements of Changes in Net Assets

	Direxion Monthly Small Cap Bull 2X Fund		Direxion Monthly Small Cap Bear 2X Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in net assets from:
Operations
Net investment loss	$(169,571)	$(232,952)	$(255,995)	$(231,656)
Net realized gain (loss) on investments	2,076,767	1,487,721	(2,139,296)	(10,403,682)
Change in net unrealized appreciation (depreciation) on investments	114,982	1,010,966	(418,001)	(1,318,898)

Net increase (decrease) in net assets resulting from operations	2,022,178	2,265,735	(2,813,292)	(11,954,236)

Distributions to shareholders:
Total distributions to shareholders	—	—	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions(a)	(3,947,289)	229,319	18,013,285	(12,503,212)

Total increase (decrease) in net assets	(1,925,111)	2,495,054	15,199,993	(24,457,448)

Net assets:
Beginning of year	9,005,123	6,510,069	7,839,639	32,297,087

End of year	$7,080,012	$9,005,123	$23,039,632	$7,839,639

Accumulated net investment loss, end of year	$(115,411)	$—	$(202,072)	$—

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly Small Cap Bull 2X Fund				Direxion Monthly Small Cap Bear 2X Fund
	Year Ended August 31, 2012		Year Ended August 31, 2011		Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	1,548,183	$61,462,661	2,699,537	$117,569,055	15,729,347	$145,273,826	8,006,105	$91,300,806
Shares redeemed	(1,630,822)	(65,409,950)	(2,705,483)	(117,339,736)	(13,371,997)	(127,260,541)	(8,899,067)	(103,804,018)

Net increase (decrease)	(82,639)	$(3,947,289)	(5,946)	$229,319	2,357,350	$18,013,285	(892,962)	$(12,503,212)

The accompanying notes are an integral part of these financial statements.

50	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly 10 year Note Bull 2X Fund		Direxion Monthly 10 Year Note Bear 2X Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in net assets from:
Operations
Net investment loss	$(887,596)	$(487,256)	$(504,792)	$(487,727)
Net realized gain (loss) on investments	3,773,100	(214,751)	(6,591,938)	(3,682,466)
Change in net unrealized appreciation (depreciation) on investments	393,379	(562,542)	588,776	172,302

Net increase (decrease) in net assets resulting from operations	3,278,883	(1,264,549)	(6,507,954)	(3,997,891)

Distributions to shareholders:
Net realized gain	(39,145)	(1,866,265)	—	—

Total distributions to shareholders	(39,145)	(1,866,265)	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions(a)	2,567,210	(913,290)	(239,821)	5,008,512

Total increase (decrease) in net assets	5,806,948	(4,044,104)	(6,747,775)	1,010,621

Net assets:
Beginning of year	32,413,003	36,457,107	17,034,149	16,023,528

End of year	$38,219,951	$32,413,003	$10,286,374	$17,034,149

Accumulated net investment loss, end of year	$—	$—	$(352,491)	$—

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly 10 Year Note Bull 2X Fund				Direxion Monthly 10 Year Note Bear 2X Fund
	Year Ended August 31, 2012		Year Ended August 31, 2011		Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	15,725,630	$534,495,790	11,568,331	$318,926,935	54,429,718	$341,022,283	27,400,569	$234,195,774
Shares issued in reinvestment of distributions	1,162	38,505	72,030	1,843,981	—	—	—	—
Shares redeemed	(15,699,523)	(531,967,085)	(11,760,040)	(321,684,206)	(55,015,231)	(341,262,104)	(26,904,068)	(229,187,262)

Net increase (decrease)	27,269	$2,567,210	(119,679)	$(913,290)	(585,513)	$(239,821)	496,501	$5,008,512

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	51

Statements of Changes in Net Assets

	Dynamic HY Bond Fund		Direxion Monthly Commodity Bull 2X Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in net assets from:
Operations
Net investment income (loss)	$9,142,708	$4,405,294	$(341,585)	$(821,172)
Net realized gain (loss) on investments	(6,418,115)	(9,430,116)	(13,348,158)	12,588,640
Capital gain distributions from regulated investment companies	864,902	305,018	—	—
Change in net unrealized appreciation (depreciation) on investments	2,699,837	116,713	6,044,907	(2,937,558)

Net increase (decrease) in net assets resulting from operations	6,289,332	(4,603,091)	(7,644,836)	8,829,910

Distributions to shareholders:
Net investment income	(7,997,506)	(5,101,501)	—	—

Total distributions to shareholders	(7,997,506)	(5,101,501)	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions(a)	81,232,904	7,548,647	(4,672,056)	(2,779,728)

Total increase (decrease) in net assets	79,524,730	(2,155,945)	(12,316,892)	6,050,182

Net assets:
Beginning of year	5,551,784	7,707,729	27,018,736	20,968,554

End of year	$85,076,514	$5,551,784	$14,701,844	$27,018,736

Undistributed (Accumulated) net investment income (loss), end of year	$1,162,413	$—	$(219,175)	$—

(a)	Summary of capital share transactions is as follows:

	Dynamic HY Bond Fund				Direxion Monthly Commodity Bull 2X Fund
	Year Ended August 31, 2012		Year Ended August 31, 2011		Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	79,841,383	$1,135,945,545	90,023,773	$1,305,961,643	727,058	$37,669,698	2,325,535	$171,616,528
Shares issued in reinvestment of distributions	557,120	7,839,972	347,156	5,058,580	—	—	—	—
Shares redeemed	(74,962,909)	(1,062,552,613)	(90,520,095)	(1,303,471,576)	(831,749)	(42,341,754)	(2,378,908)	(174,396,256)

Net increase (decrease)	5,435,594	$81,232,904	(149,166)	$7,548,647	(104,691)	$(4,672,056)	(53,373)	$(2,779,728)

The accompanying notes are an integral part of these financial statements.

52	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly Emerging Markets Bull 2X Fund		Direxion Monthly China Bull 2X Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in net assets from:
Operations
Net investment loss	$(364,411)	$(875,356)	$(121,982)	$(172,817)
Net realized gain (loss) on investments	2,065,512	(7,195,495)	(2,444,667)	(2,142,572)
Change in net unrealized appreciation (depreciation) on investments	(2,683,119)	3,384,783	(703,271)	1,519,970

Net decrease in net assets resulting from operations	(982,018)	(4,686,068)	(3,269,920)	(795,419)

Distributions to shareholders:
Total distributions to shareholders	—	—	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions(a)	21,078,838	(7,339,945)	1,898,913	(3,447,696)

Total increase (decrease) in net assets	20,096,820	(12,026,013)	(1,371,007)	(4,243,115)

Net assets:
Beginning of year	17,915,624	29,941,637	6,947,470	11,190,585

End of year	$38,012,444	$17,915,624	$5,576,463	$6,947,470

Accumulated net investment loss, end of year	$(271,151)	$—	$(82,222)	$—

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly Emerging Markets Bull 2X Fund				Direxion Monthly China Bull 2X Fund
	Year Ended August 31, 2012		Year Ended August 31, 2011		Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	6,084,225	$292,864,204	7,170,909	$511,679,262	2,035,570	$65,280,456	3,008,292	$149,791,787
Shares issued in reinvestment of distributions	—	—	—	—	—	—	—	—
Shares redeemed	(5,541,399)	(271,785,366)	(7,415,421)	(519,019,207)	(2,000,198)	(63,381,543)	(3,099,884)	(153,239,483)

Net increase (decrease)	542,826	$21,078,838	(244,512)	$(7,339,945)	35,372	$1,898,913	(91,592)	$(3,447,696)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	53

Statements of Changes in Net Assets

	U.S. Government Money Market Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in net assets from:
Operations
Net investment income	$15,210	$16,485
Net realized gain on investments	—	—
Change in net unrealized appreciation (depreciation) on investments	—	—

Net increase in net assets resulting from operations	15,210	16,485

Distributions to shareholders:
Net investment income	(15,801)	(32,003)

Total distributions to shareholders	(15,801)	(32,003)

Capital share transactions:
Net decrease in net assets resulting from net change in capital share transactions(a)	(1,847,355)	(40,626,953)

Total decrease in net assets	(1,847,946)	(40,642,471)

Net assets:
Beginning of year	20,098,175	60,740,646

End of year	$18,250,229	$20,098,175

Undistributed net investment income, end of year	$20	$591

(a)	Summary of capital share transactions is as follows:

	U.S. Government Money Market Fund
	Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Value	Shares	Value
Shares sold	466,887,084	$466,887,672	410,148,612	$410,164,130
Shares issued in reinvestment of distributions	12,089	12,089	25,220	25,220
Shares redeemed	(468,747,114)	(468,747,116)	(450,816,299)	(450,816,303)

Net decrease	(1,847,941)	$(1,847,355)	(40,642,467)	$(40,626,953)

The accompanying notes are an integral part of these financial statements.

54	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly NASDAQ-100® Bull 2X Fund
	May 1, 2012 to August 31, 2012	Year Ended April 30, 2012	Year Ended April 30, 2011
Increase (Decrease) in net assets from:
Operations
Net investment loss	$(155,468)	$(332,459)	$(336,402)
Net realized gain on investments	234,489	3,089,029	2,007,879
Change in net unrealized appreciation (depreciation) on investments	390,683	(907,925)	2,104,219

Net increase in net assets resulting from operations	469,704	1,848,645	3,775,696

Distributions to shareholders:
Total distributions to shareholders	—	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions(a)	(3,298,988)	5,992,068	(9,891,815)

Total increase (decrease) in net assets	(2,829,284)	7,840,713	(6,116,119)

Net assets:
Beginning of year/period	29,241,104	21,400,391	27,516,510

End of year/period	$26,411,820	$29,241,104	$21,400,391

Accumulated net investment loss, end of year/period	$—	$(135,210)	$—

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly NASDAQ-100® Bull 2X Fund
	May 1, 2012 to August 31, 2012		Year Ended April 30, 2012		Year Ended April 30, 2011
	Shares	Value	Shares	Value	Shares	Value
Shares sold	245,073	$26,709,387	984,596	$94,275,537	1,077,641	$76,940,514
Shares issued in reinvestment of distributions	—	—	—	—		—
Shares redeemed	(275,583)	(30,008,375)	(962,469)	(88,283,469)	(1,254,087)	(86,832,329)

Net increase (decrease)	(30,510)	$(3,298,988)	22,127	$5,992,068	(176,446)	$(9,891,815)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	55

Statements of Changes in Net Assets

	Direxion Monthly S&P 500® Bull 2X Fund
	May 1, 2012 to August 31, 2012	Year Ended April 30, 2012	Year Ended April 30, 2011
Increase (Decrease) in net assets from:
Operations
Net investment loss	$(103,905)	$(365,320)	$(333,944)
Net realized gain (loss) on investments	768,673	(564,412)	4,764,550
Change in net unrealized appreciation (depreciation) on investments	(315,999)	232,912	880,274

Net increase (decrease) in net assets resulting from operations	348,769	(696,820)	5,310,880

Distributions to shareholders:
Net realized gain	—	(1,704,431)	—

Total distributions to shareholders	—	(1,704,431)	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions(a)	(4,527,984)	1,876,936	(1,932,851)

Total increase (decrease) in net assets	(4,179,215)	(524,315)	3,378,029

Net assets:
Beginning of year/period	19,710,325	20,234,640	16,856,611

End of year/period	$15,531,110	$19,710,325	$20,234,640

Accumulated net investment loss, end of year/period	$—	$(94,280)	$—

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly S&P 500® Bull 2X Fund
	May 1, 2012 to August 31, 2012		Year Ended April 30, 2012		Year Ended April 30, 2011
	Shares	Value	Shares	Value	Shares	Value
Shares sold	990,683	$42,578,837	5,773,534	$246,300,783	8,271,415	$319,411,380
Shares issued in reinvestment of distributions	—	—	40,502	1,628,656	—	—
Shares redeemed	(1,085,898)	(47,106,821)	(5,795,885)	(246,052,503)	(8,303,118)	(321,344,231)

Net increase (decrease)	(95,215)	$(4,527,984)	18,151	$1,876,936	(31,703)	$(1,932,851)

The accompanying notes are an integral part of these financial statements.

56	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly S&P 500® Bear 2X Fund
	May 1, 2012 to August 31, 2012	Year Ended April 30, 2012	Year Ended April 30, 2011
Increase (Decrease) in net assets from:
Operations
Net investment loss	$(86,996)	$(345,615)	$(394,862)
Net realized loss on investments	(176,378)	(8,003,534)	(13,473,346)
Change in net unrealized appreciation (depreciation) on investments	(242,310)	605,172	650,087

Net decrease in net assets resulting from operations	(505,684)	(7,743,977)	(13,218,121)

Distributions to shareholders:
Total distributions to shareholders	—	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions(a)	(1,829,145)	11,194,170	12,915,610

Total increase (decrease) in net assets	(2,334,829)	3,450,193	(302,511)

Net assets:
Beginning of year/period	13,315,649	9,865,456	10,167,967

End of year/period	$10,980,820	$13,315,649	$9,865,456

Accumulated net investment loss, end of year/period	$—	$(85,123)	$—

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly S&P 500® Bear 2X Fund
	May 1, 2012 to August 31, 2012		Year Ended April 30, 2012		Year Ended April 30, 2011
	Shares	Value	Shares	Value	Shares	Value
Shares sold	2,370,033	$51,858,718	7,987,660	$225,455,973	8,338,624	$321,978,656
Shares issued in reinvestment of distributions	—	—	—	—	—	—
Shares redeemed	(2,452,655)	(53,687,863)	(7,741,656)	(214,261,803)	(8,209,082)	(309,063,046)

Net increase (decrease)	(82,622)	$(1,829,145)	246,004	$11,194,170	129,542	$12,915,610

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	57

Statements of Changes in Net Assets

	Direxion Monthly Latin America Bull 2X Fund
	May 1, 2012 to August 31, 2012	Year Ended April 30, 2012	Year Ended April 30, 2011
Increase (Decrease) in net assets from:
Operations
Net investment loss	$(167,978)	$(792,519)	$(1,446,519)
Net realized gain (loss) on investments	(4,262,436)	(14,849,182)	7,338,475
Change in net unrealized appreciation (depreciation) on investments	(1,539,906)	(6,705,157)	7,158,847

Net increase (decrease) in net assets resulting from operations	(5,970,320)	(22,346,858)	13,050,803

Distributions to shareholders:
Total distributions to shareholders	—	—	—

Capital share transactions:
Net decrease in net assets resulting from net change in capital share transactions (a)	(1,239,843)	(11,662,564)	(47,751,073)

Total decrease in net assets	(7,210,163)	(34,009,422)	(34,700,270)

Net assets:
Beginning of year/period	34,339,946	68,349,368	103,049,638

End of year/period	$27,129,783	$34,339,946	$68,349,368

Accumulated net investment loss, end of year/period	$—	$(233,871)	$—

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly Latin America Bull 2X Fund
	May 1, 2012 to August 31, 2012		Year Ended April 30, 2012		Year Ended April 30, 2011
	Shares	Value	Shares	Value	Shares	Value
Shares sold	271,300	$9,991,022	949,900	$45,634,808	2,472,219	$141,217,775
Shares issued in reinvestment of distributions	—	—	—	—	—	—
Shares redeemed	(299,432)	(11,230,865)	(1,195,236)	(57,297,372)	(3,329,911)	(188,968,848)

Net decrease	(28,132)	$(1,239,843)	(245,336)	$(11,662,564)	(857,692)	$(47,751,073)

The accompanying notes are an integral part of these financial statements.

58	DIREXION ANNUAL REPORT

Financial Highlights

													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[3]		Net Assets, End of Year/ Period (,000)	Including Short Dividends		Excluding Short Dividends		Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[1]		Portfolio Turnover Rate[4]
													Total Expenses[1]	Net Expenses[1]	Total Expenses[1]	Net Expenses[1]
Direxion Monthly Small Cap Bull 2X Fund
Year ended August 31, 2012	$37.97	$(0.76)	$8.61	$7.85	$—	$—	$—	$—	$45.82	20.67%		$7,080	—	—	1.90%	1.90%	(1.86%	)	0%
Year ended August 31, 2011	26.78	(0.81)	12.00	11.19	—	—	—	—	37.97	41.78%		9,005	—	—	1.90%	1.90%	(1.84%	)	0%
Year ended August 31, 2010	24.54	(0.57)	2.81	2.24	—	—	—	—	26.78	9.13%		6,510	—	—	1.90%	1.90%	(1.80%	)	0%
Year ended August 31, 2009	80.66	(0.25)	(55.87)	(56.12)	—	—	—	—	24.54	(69.58%	)	14,559	—	—	2.16%	1.89%	(1.31%	)	0%
Year ended August 31, 2008	120.08	1.10	(31.22)	(30.12)	(9.30)	—	—	(9.30)	80.66	(26.31%	)	5,653	—	—	2.50%	1.75%	1.24%		723%
Direxion Monthly Small Cap Bear 2X Fund
Year ended August 31, 2012	11.94	(0.16)	(4.14)	(4.30)	—	—	—	—	7.64	(36.01%	)	23,040	—	—	1.90%	1.90%	(1.85%	)	0%
Year ended August 31, 2011	20.84	(0.22)	(8.68)	(8.90)	—	—	—	—	11.94	(42.71%	)	7,840	—	—	1.90%	1.88%	(1.80%	)[5]	0%
Year ended August 31, 2010	29.50	(0.35)	(8.31)	(8.66)	—	—	—	—	20.84	(29.36%	)	32,297	—	—	1.90%	1.90%	(1.78%	)	0%
Year ended August 31, 2009	102.00	(0.80)	(2.50)	(3.30)	(8.20)	—	(61.00)	(69.20)	29.50	(48.97%	)	5,055	—	—	2.20%	1.86%	(1.18%	)	0%
Year ended August 31, 2008	116.10	1.70	(11.60)	(9.90)	(4.20)	—	—	(4.20)	102.00	(8.95%	)	13,365	—	—	2.27%	1.75%	1.39%		0%
Direxion Monthly 10 Year Note Bull 2X Fund
Year ended August 31, 2012	31.31	(0.64)	5.34	4.70	—	(0.04)	—	(0.04)	35.97	15.02%	[11]	38,220	—	—	1.90%	1.90%	(1.85%	)	0%
Year ended August 31, 2011	31.57	(0.51)	2.29	1.78	—	(2.04)	—	(2.04)	31.31	7.07%		32,413	—	—	1.90%	1.90%	(1.83%	)	0%
Year ended August 31, 2010	27.36	(0.44)	5.57	5.13	—	(0.92)	—	(0.92)	31.57	19.41%		36,457	—	—	1.90%	1.90%	(1.63%	)	1,445%
Year ended August 31, 2009	24.14	0.23	2.99	3.22	—	—	—	—	27.36	13.34%		24,451	—	—	1.73%	1.77%	0.88%		2,327%
Year ended August 31, 2008	20.12	0.40	4.35	4.75	(0.11)	(0.62)	—	(0.73)	24.14	24.07%		28,555	—	—	1.77%	1.75%	1.70%		2,086%
Direxion Monthly 10 Year Note Bear 2X Fund
Year ended August 31, 2012	7.00	(0.12)	(1.32)	(1.44)	—	—	—	—	5.56	(20.57%	)	10,286	—	—	1.90%	1.90%	(1.86%	)	0%
Year ended August 31, 2011	8.27	(0.16)	(1.11)	(1.27)	—	—	—	—	7.00	(15.36%	)	17,034	—	—	1.90%	1.90%	(1.83%	)	0%
Year ended August 31, 2010	10.89	(0.20)[6]	(2.42)	(2.62)	—	—	—	—	8.27	(24.06%	)	16,024	2.04%	2.04%	1.90%	1.90%	(1.94%	)[7]	0%
Year ended August 31, 2009	13.82	(0.76)[6]	(2.17)	(2.93)	—	—	—	—	10.89	(21.20%	)	15,721	7.23%	7.18%	1.85%	1.80%	(6.78%	)[7]	0%
Year ended August 31, 2008	17.57	(0.31)[6]	(3.26)	(3.57)	(0.04)	—	(0.14)	(0.18)	13.82	(20.46%	)	37,471	8.02%	7.88%	1.89%	1.75%	(2.09%	)[7]	0%
Dynamic HY Bond Fund
Year ended August 31, 2012	13.93	0.6559	0.4901	1.1460	(0.4936)	—	—	(0.4936)	14.5824	8.41%	[12]	85,077	—	—	1.75%	1.60%	4.64%	[8]	508%
Year ended August 31, 2011	14.07	0.35	0.41	0.76	(0.90)	—	—	(0.90)	13.93	5.48%		5,552	—	—	1.86%	1.84%	2.34%	[8]	995%
Year ended August 31, 2010	13.53	(0.26)	1.45	1.19	(0.65)	—	—	(0.65)	14.07	8.82%		7,708	—	—	1.85%	1.85%	(1.74%	)	0%
Year ended August 31, 2009	16.38	(0.17)[9]	(1.57)	(1.74)	(1.11)	—	—	(1.11)	13.53	(10.73%	)	29,206	1.75%	1.73%	1.75%	1.73%	(1.24%	)[10]	889%
Year ended August 31, 2008	18.67	0.32	(1.38)	(1.06)	(1.23)	—	—	(1.23)	16.38	(5.85%	)	25,924	—	—	1.74%	1.74%	1.80%		241%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]	Net investment income (loss) ratio before expense reimbursement for the year ended August 31, 2011 was (1.82%).
[6]	Net investment income (loss) before interest on short positions for the years ended August 31, 2010, 2009 and 2008 were $(0.18), $0.05 and $0.59, respectively.
[7]

Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the years ended August 31, 2010, 2009 and 2008 were (1.81%), (1.40%) and 4.04%, respectively.

[8]	Net investment income (loss) ratio before expense reimbursement/recoupment for the year ended August 31, 2012 and August 31, 2011 was 4.49% and 2.32%, respectively.
[9]	Net investment income (loss) before interest on short positions for the year ended August 31, 2009 was $(0.17).
[10]	Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the year ended August 31, 2009 was (1.24)%.
[11]	The Adviser made a contribution due to tracking error. If the contribution had not been made, the total return would have been 0.03% lower.
[12]	The Adviser made a contribution due to tracking error. If the contribution had not been made, the total return would have been 0.02% lower.

DIREXION ANNUAL REPORT	59

Financial Highlights

														RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[3]		Net Assets, End of Year/ Period (,000)	Including Short Dividends		Excluding Short Dividends		Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[1]		Portfolio Turnover Rate[4]
														Total Expenses[1]	Net Expenses[1]	Total Expenses[1]	Net Expenses[1]
Direxion Monthly Commodity Bull 2X Fund
Year ended August 31, 2012	$63.99	$(0.96)	$(16.74)	$(17.70)	$—		$—	$—	$—	$46.29	(27.66%	)	$14,702	—	—	1.90%	1.90%	(1.86%	)	0%
Year ended August 31, 2011	44.09	(1.32)	21.22	19.90	—		—	—	—	63.99	45.13%		27,019	—	—	1.90%	1.90%	(1.84%	)	0%
Year ended August 31, 2010	36.85	(0.87)	8.11	7.24	—		—	—	—	44.09	19.65%		20,969	—	—	1.90%	1.90%	(1.80%	)	0%
Year ended August 31, 2009	90.21	(0.32)	(53.04)	(53.36)	—		—	—	—	36.85	(59.15%	)	20,152	—	—	1.96%	1.88%	1.07%		30%
Year ended August 31, 2008	96.06	0.39	10.68	11.07	(16.44)		(0.48)	—	(16.92)	90.21	10.93%		43,081	—	—	1.78%	1.75%	0.35%		168%
Direxion Monthly Emerging Markets Bull 2X Fund
Year ended August 31, 2012	59.49	(0.90)	(13.55)	(14.45)	—		—	—	—	45.04	(24.29%	)	38,012	—	—	1.90%	1.90%	(1.87%	)	0%
Year ended August 31, 2011	54.87	(1.34)	5.96	4.62	—		—	—	—	59.49	8.42%		17,916	—	—	1.90%	1.90%	(1.84%	)	0%
Year ended August 31, 2010	45.45	(1.06)	10.48	9.42	—		—	—	—	54.87	20.73%		29,942	—	—	1.90%	1.90%	(1.83%	)	241%
Year ended August 31, 2009	106.45	(0.44)	(60.42)	(60.86)	—		—	(0.14)	(0.14)	45.45	(57.08%	)	24,028	—	—	1.89%	1.89%	(1.34%	)	1,643%
Year ended August 31, 2008	194.45	1.45	(38.75)	(37.30)	(1.80)		(22.15)	(26.75)	(50.70)	106.45	(27.82%	)	22,290	—	—	1.75%	1.75%	0.85%		2,796%
Direxion Monthly China Bull 2X Fund
Year ended August 31, 2012	40.98	(0.60)	(13.17)	(13.77)	—		—	—	—	27.21	(33.60%	)	5,576	—	—	1.90%	1.90%	(1.87%	)	0%
Year ended August 31, 2011	42.85	(0.93)	(0.94)	(1.87)	—		—	—	—	40.98	(4.36%	)	6,947	—	—	1.90%	1.90%	(1.83%	)	0%
Year ended August 31, 2010	43.69	(0.88)	0.04	(0.84)	—		—	—	—	42.85	(1.92%	)	11,191	—	—	1.90%	1.90%	(1.80%	)	0%
Year ended August 31, 2009	100.92	(0.53)	(56.60)	(57.13)	(0.09)		—	(0.01)	(0.10)	43.69	(56.58%	)	14,453	—	—	2.14%	1.90%	(1.54%	)	3,606%
December 3, 2007[7] to August 31, 2008	240.00	0.48	(139.56)	(139.08)	—		—	—	—	100.92	(57.95%	)[8]	6,295	—	—	2.81%	1.75%	0.46%		2,204%	[8]
U.S. Government Money Market Fund
Year ended August 31, 2012	1.00	— [5]	—	— [5]	—	[5]	—	—	— [5]	1.00	0.07%		18,250	—	—	1.20%	0.00%	0.06%	[6]	0%
Year ended August 31, 2011	1.00	— [5]	—	— [5]	—	[5]	—	—	— [5]	1.00	0.10%		20,098	—	—	1.20%	0.04%	0.06%	[6]	0%
Year ended August 31, 2010	1.00	— [5]	—	— [5]	—	[5]	—	—	— [5]	1.00	0.06%		60,741	—	—	1.20%	0.05%	0.06%		0%
Year ended August 31, 2009	1.00	— [5]	—	— [5]	—	[5]	—	—	— [5]	1.00	0.23%		49,355	—	—	1.29%	0.64%	0.24%		0%
Year ended August 31, 2008	1.00	0.02	—	0.02	(0.02)		—	—	(0.02)	1.00	2.23%		91,270	—	—	1.10%	0.99%	1.91%		0%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]	Amount is less than $0.01 per share.
[6]	Net investment income (loss) ratio before expense reimbursement for the year ended August 31, 2012 and August 31, 2011 was (1.14%) and (1.10%), respectively.
[7]	Commencement of operations.
[8]	Not annualized.

60	DIREXION ANNUAL REPORT

Financial Highlights

													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[3]		Net Assets, End of Year/ Period (,000)	Including Short Dividends		Excluding Short Dividends		Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[1]		Portfolio Turnover Rate[4]
													Total Expenses[1]	Net Expenses[1]	Total Expenses[1]	Net Expenses[1]
Direxion Monthly NASDAQ-100® Bull 2X Fund
Period ended August 31, 2012[6]	$116.40	$(0.66)	$3.93	$3.27	$—	$—	$—	$—	$119.67	2.81%	[5]	$26,412	—	—	1.90%	1.90%	(1.83%	)	0%	[5]
Year ended April 30, 2012	93.42	(1.73)	24.71	22.98	—	—	—	—	116.40	24.60%		29,241	—	—	1.90%	1.90%	(1.87%	)	0%
Year ended April 30, 2011	67.85	(1.28)	26.85	25.57	—	—	—	—	93.42	37.69%		21,400	—	—	1.90%	1.90%	(1.80%	)	0%
Year ended April 30, 2010	31.57	(0.88)	37.16	36.28	—	—	—	—	67.85	114.92%		27,517	—	—	1.95%	1.91%	(1.77%	)	0%
Year ended April 30, 2009	112.07	(0.15)	(79.02)	(79.17)	—	(1.31)	(0.02)	(1.33)	31.57	(70.49%	)	26,156	—	—	1.93%	1.81%	(0.38%	)	83%
Year ended April 30, 2008	144.55	3.08	(15.54)	(12.46)	(7.07)	(12.95)	—	(20.02)	112.07	(11.69%	)	21,530	—	—	2.35%	1.75%	2.22%		28%
Direxion Monthly S&P 500® Bull 2X Fund
Period ended August 31, 2012[6]	46.15	(0.27)	0.91	0.64	—	—	—	—	46.79	1.39%	[5]	15,531	—	—	1.90%	1.90%	(1.83%	)	0%	[5]
Year ended April 30, 2012	49.48	(0.89)	2.06	1.17	—	(4.50)	—	(4.50)	46.15	3.94%		19,710	—	—	2.11%	2.11%	(2.09%	)	0%
Year ended April 30, 2011	38.25	(0.69)	11.92	11.23	—	—	—	—	49.48	29.36%		20,235	—	—	1.90%	1.90%	(1.81%	)	0%
Year ended April 30, 2010	19.37	(0.44)	19.32	18.88	—	—	—	—	38.25	97.47%		16,857	—	—	1.93%	1.87%	(1.67%	)	0%
Year ended April 30, 2009	90.05	(0.21)	(70.46)	(70.67)	—	—	(0.01)	(0.01)	19.37	(78.48%	)	42,611	—	—	1.81%	1.85%	(0.95%	)	578%
Year ended April 30, 2008	119.40	2.50	(31.00)	(28.50)	—	—	(0.85)	(0.85)	90.05	(23.97%	)	19,608	—	—	2.46%	1.75%	2.35%		190%
Direxion Monthly S&P 500® Bear 2X Fund
Period ended August 31, 2012[6]	21.02	(0.14)	(0.94)	(1.08)	—	—	—	—	19.94	(5.14%	)[5]	10,981	—	—	1.90%	1.90%	(1.83%	)	0%	[5]
Year ended April 30, 2012	25.47	(0.51)	(3.94)	(4.45)	—	—	—	—	21.02	(17.47%	)	13,316	—	—	1.90%	1.90%	(1.88%	)	0%
Year ended April 30, 2011	39.43	(0.68)	(13.28)	(13.96)	—	—	—	—	25.47	(35.40%	)	9,865	—	—	1.90%	1.90%	(1.79%	)	0%
Year ended April 30, 2010	96.60	(0.95)	(56.22)	(57.17)	—	—	—	—	39.43	(59.18%	)	10,168	—	—	1.98%	1.91%	(1.75%	)	0%
Year ended April 30, 2009	80.25	(0.75)	22.65	21.90	(5.55)	—	—	(5.55)	96.60	25.39%		26,885	—	—	1.93%	1.80%	(0.66%	)	195%
Year ended April 30, 2008	73.90	1.70	4.65	6.35	—	—	—	—	80.25	8.59%		8,996	—	—	2.44%	1.75%	2.10%		168%
Direxion Monthly Latin America Bull 2X Fund
Period ended August 31, 2012[6]	44.97	(0.23)	(7.86)	(8.09)	—	—	—	—	36.88	(17.99%	)[5]	27,130	—	—	1.90%	1.90%	(1.81%	)	0%	[5]
Year ended April 30, 2012	67.74	(0.91)	(21.86)	(22.77)	—	—	—	—	44.97	(33.61%	)	34,340	—	—	1.90%	1.90%	(1.87%	)	0%
Year ended April 30, 2011	55.20	(1.02)	13.56	12.54	—	—	—	—	67.74	22.72%		68,349	—	—	1.90%	1.90%	(1.79%	)	0%
Year ended April 30, 2010	23.45	(0.84)	32.59	31.75	—	—	—	—	55.20	135.39%		103,050	—	—	1.90%	1.91%	(1.83%	)	0%
Year ended April 30, 2009	177.90	0.30	(151.98)	(151.68)	(0.32)	—	(2.45)	(2.77)	23.45	(85.09%	)	44,601	—	—	1.82%	1.75%	0.41%		120%
Year ended April 30, 2008	120.80	0.90	86.60	87.50	(20.30)	(10.10)	—	(30.40)	177.90	79.77%		283,141	—	—	1.64%	1.67%	0.57%		521%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]	Not annualized.
[6]	Represents the period from May 1, 2012 to August 31, 2012.

DIREXION ANNUAL REPORT	61

Direxion Funds

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2012

1.	ORGANIZATION

Direxion Funds (the “Trust”) was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 23 series, of which 13 are included in this report: Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 10 Year Note Bull 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Dynamic HY Bond Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly China Bull 2X Fund, U.S. Government Money Market Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, and Direxion Monthly Latin America Bull 2X Fund (each a “Fund” and collectively, the “Funds”). Each Fund (other than the U.S. Government Money Market Fund) is a non-diversified series of the Trust pursuant to the 1940 Act. The 13 Funds included in this report offer only an Investor Class of shares. Effective May 1, 2012, the Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, and Direxion Monthly Latin America Bull 2X Fund fiscal year-end reporting dated moved from April 30 to August 31.

With the exception of the Dynamic HY Bond Fund and U.S. Government Money Market Fund, the Funds’ investment objectives are to seek monthly investment results, before fees and expenses, that correspond to the calendar month performance of a particular index or benchmark. The Funds with the word “Bull” in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word “Bear” in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark.

Fund	Index or Benchmark	Monthly Target
Direxion Monthly Small Cap Bull 2X Fund Direxion Monthly Small Cap Bear 2X Fund	Russell 2000 Index	200 -200	% %
Direxion Monthly 10 Year Note Bull 2X Fund Direxion Monthly 10 Year Note Bear 2X Fund	NYSE Current 10-Year Note Treasury Index	200 -200	% %
Direxion Monthly Commodity Bull 2X Fund	Morgan Stanley Commodity Related Index	200%
Direxion Monthly Emerging Markets Bull 2X Fund	MSCI Emerging Markets Index	200%
Direxion Monthly China Bull 2X Fund	FTSE/Xinhua China 25 Index	200%
Direxion Monthly NASDAQ-100® Bull 2X Fund	NASDAQ-100® Index	200%
Direxion Monthly S&P 500® Bull 2X Fund Direxion Monthly S&P 500® Bear 2X Fund	S&P 500® Index	200 -200	% %
Direxion Monthly Latin America Bull 2X Fund	S&P® Latin America 40 Index	200%

The Dynamic HY Bond Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in high-yield debt instruments, commonly referred to as “junk bonds”, and derivatives of such instruments, including derivatives that isolate the credit component of such junk bonds and do not provide general interest rate exposure. The U.S. Government Money Market Fund seeks to provide security of principal, current income and liquidity.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by a Fund will be determined as of the time a Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). Equity securities, exchange-traded funds and over-the-counter securities are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ

62	DIREXION ANNUAL REPORT

National Market are valued using the NASDAQ Official Closing Price. Investments in open-end mutual funds are valued at their respective quoted NAV on the valuation dates. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with an original maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Funds’ pricing service or, if such prices are unavailable, by a matrix pricing method. Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides valuation that in the judgment of Rafferty Asset Management, LLC (the “Adviser”) does not represent fair value, or the Fund or Adviser believes the market price is stale are fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – Each Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Funds follow authoritative standards of accounting for repurchase agreements, which modify the criteria for determining effective control of transferred assets and as a result certain repurchase agreements may now be accounted for as secured borrowings. During the period ended August 31, 2012, the Funds did not enter into transactions that were deemed secured borrowings. The Funds were not invested in repurchase agreements at August 31, 2012.

c) Swap Contracts – Each Fund, other than the U.S. Government Money Market Fund, may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). The Funds enter into master netting agreements with the counterparty. These agreements calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily and offset by any amounts owed to the Fund. However, the Funds do not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

Each Fund, other than the U.S. Government Money Market Fund, may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the

DIREXION ANNUAL REPORT	63

underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

The Funds collateralize swap agreements with cash and certain securities as indicated on the Schedule of Investments of each of the Funds, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by a Fund. The Funds do not net collateral on the Statements of Assets and Liabilities. In the event of a default by the counterparty, the Funds will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Funds are collateralized daily directly to Funds while amounts expected to be owed to the counterparty are collateralized daily in a segregated account at the Custodian.

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty can not meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Fund in regard to potential counterparty default and credit-risk related contingent features at August 31, 2012 is as follows:

	Direxion Monthly Small Cap Bull 2X Fund			Direxion Monthly Small Cap Bear 2X Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Credit Suisse Capital, LLC	$106,005	$1,620,000	$1,726,005	$(1,065,026)	$6,090,000	$5,024,974

	Direxion Monthly 10 Year Note Bull 2X Fund			Direxion Monthly 10 Year Note Bear 2X Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Credit Suisse Capital, LLC	$442,436	$11,080,000	$11,522,436	$(155,221)	$4,385,000	$4,229,779

	Dynamic HY Bond Fund			Direxion Monthly Commodity Bull 2X Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Bank of America Merrill Lynch	$—	$—	$—	$(387,872)	$6,540,000	$6,152,128

	Direxion Monthly Emerging Markets Bull 2X Fund			Direxion Monthly China Bull 2X Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Bank of America Merrill Lynch	$(1,403,243)	$19,020,000	$17,616,757	$—	$—	$—
Credit Suisse Capital, LLC	—	—	—	(462,066)	3,950,000	3,487,934

Total	$(1,403,243)	$19,020,000	$17,616,757	$(462,066)	$3,950,000	$3,487,934

	Direxion Monthly NASDAQ-100® Bull 2X Fund			Direxion Monthly S&P 500® Bull 2X Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Credit Suisse Capital, LLC	$107,415	$5,810,000	$5,917,415	$146,290	$3,610,000	$3,756,290

64	DIREXION ANNUAL REPORT

	Direxion Monthly S&P 500® Bear 2X Fund			Direxion Monthly Latin America Bull 2X Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Bank of America Merrill Lynch	$—	$—	$—	$(7,019,547)	$15,310,000	$8,290,453
Credit Suisse Capital, LLC	(315,294)	2,560,000	2,244,706	—	—	—

Total	$(315,294)	$2,560,000	$2,244,706	$(7,019,547)	$15,310,000	$8,290,453

d) Short Positions – The Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Dynamic HY Bond Fund, and Direxion Monthly S&P 500® Bear 2X Fund may engage in short sale transactions. The Direxion Monthly Small Cap Bull 2X Fund can only engage in short sales “against the box”. In this instance a security can only be sold short if a long position is held on the same security. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of short securities may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Funds held no securities sold short at August 31, 2012.

e) Stock Index Futures Contracts and Options on Futures Contracts – Each Fund, other than the U.S. Government Money Market Fund, may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Funds were not invested in futures contracts at August 31, 2012.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in options, futures contracts, or options on futures contracts at August 31, 2012.

g) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

h) Security Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

DIREXION ANNUAL REPORT	65

i) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes and excise taxes. No provision for federal income taxes has been made.

j) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund’s respective daily net assets. For additional discussion on expenses refer to Note 4.

k) Distributions to Shareholders – Each Fund, other than the U.S. Government Money Market Fund, generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. The U.S. Government Money Market Fund ordinarily will declare dividends from net investment income on a daily basis and distribute those dividends monthly. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions during the period ended August 31, 2012 and the years ended August 31, 2011 and April 30, 2012 were as follows:

	Direxion Monthly Small Cap Bull 2X Fund		Direxion Monthly Small Cap Bear 2X Fund		Direxion Monthly 10 Year Note Bull 2X Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Distributions paid from:
Ordinary Income	$—	$—	$—	$—	$39,145	$1,824,320
Long-term capital gains	—	—	—	—	—	41,945
Return of capital	—	—	—	—	—	—

Total distributions paid	$—	$—	$—	$—	$39,145	$1,866,265

	Direxion Monthly 10 Year Note Bear 2X Fund		Dynamic HY Bond Fund		Direxion Monthly Commodity Bull 2X Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Distributions paid from:
Ordinary Income	$—	$—	$7,997,506	$5,101,501	$—	$—
Long-term capital gains	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—

Total distributions paid	$—	$—	$7,997,506	$5,101,501	$—	$—

	Direxion Monthly Emerging Markets Bull 2X Fund		Direxion Monthly China Bull 2X Fund		U.S. Government Money Market Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Distributions paid from:
Ordinary Income	$—	$—	$—	$—	$15,801	$32,003
Long-term capital gains	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—

Total distributions paid	$—	$—	$—	$—	$15,801	$32,003

66	DIREXION ANNUAL REPORT

	Direxion Monthly NASDAQ-100® Bull 2X Fund		Direxion Monthly S&P 500® Bull 2X Fund
	Period Ended August 31, 2012[1]	Year Ended April 30, 2012	Period Ended August 31, 2012[1]	Year Ended April 30, 2012
Distributions paid from:
Ordinary Income	$—	$—	$—	$1,704,431
Long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

Total distributions paid	$—	$—	$—	$1,704,431

	Direxion Monthly S&P 500® Bear 2X Fund		Direxion Monthly Latin America Bull 2X Fund
	Period Ended August 31, 2012[1]	Year Ended April 30, 2012	Period Ended August 31, 2012[1]	Year Ended April 30, 2012
Distributions paid from:
Ordinary Income	$—	$—	$—	$—
Long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

Total distributions paid	$—	$—	$—	$—

[1]	Effective May 1, 2012, the Fund’s fiscal year end changed from April 30 to August 31.

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2012. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

As of August 31, 2012, the components of distributable earnings of the Funds on a tax basis were as follows:

	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund	Direxion Monthly 10 Year Note Bull 2X Fund	Direxion Monthly 10 Year Note Bear 2X Fund	Dynamic HY Bond Fund
Tax cost of investments	$—	$—	$—	$—	$79,667,472
Gross unrealized appreciation	—	—	—	—	2,767,496
Gross unrealized depreciation	—	—	—	—	(1,646,785)

Net unrealized appreciation/(depreciation)	$—	$—	$—	$—	$1,120,711

Undistributed ordinary income	—	—	880,073	—	1,162,413
Undistributed long-term capital gain	—	—	105,895	—	—

Total distributable earnings	—	—	985,968	—	1,162,413

Other accumulated loss	(5,415,700)	(44,695,489)	(280,772)	(23,304,552)	(14,740,578)

Total accumulated earnings/(loss)	$(5,415,700)	$(44,695,489)	$705,196	$(23,304,552)	$(12,457,454)

DIREXION ANNUAL REPORT	67

	Direxion Monthly Commodity Bull 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund	Direxion Monthly China Bull 2X Fund	U.S. Government Money Market Fund	Direxion Monthly NASDAQ-100® Bull 2X Fund
Tax cost of investments	$—	$—	$—	$17,829,834	$—
Gross unrealized appreciation	—	—	—	—	—
Gross unrealized depreciation	—	—	—	—	—

Net unrealized appreciation/(depreciation)	$—	$—	$—	$—	$—

Undistributed ordinary income	—	—	—	20	—
Undistributed long-term capital gain	—	—	—	—	—

Total distributable earnings	—	—	—	20	—

Other accumulated loss	(28,932,662)	(36,767,290)	(11,190,117)	(627)	(9,841,083)

Total accumulated earnings/(loss)	$(28,932,662)	$(36,767,290)	$(11,190,117)	$(607)	$(9,841,083)

			Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Latin America Bull 2X Fund
Tax cost of investments			$—	$—	$—
Gross unrealized appreciation			—	—	—
Gross unrealized depreciation			—	—	—

Net unrealized appreciation/(depreciation)			$—	$—	$—

Undistributed ordinary income			205,543	—	—
Undistributed long-term capital gain			63,323	—	—

Total distributable earnings			268,866	—	—

Other accumulated loss			(1,434,116)	(47,011,953)	(178,530,159)

Total accumulated earnings/(loss)			$(1,165,250)	$(47,011,953)	$(178,530,159)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/ (loss) is generally comprised of capital loss carryforwards, qualified late year loss deferrals and/or unrealized gain/ (loss) on derivative positions.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and realized gains and losses under GAAP and tax reporting:

	Net Investment Income	Realized Gain (Loss)	Capital Stock
Direxion Monthly Small Cap Bull 2X Fund	54,160	—	(54,160)
Direxion Monthly Small Cap Bear 2X Fund	53,923	8,346,591	(8,400,514)
Direxion Monthly 10 Year Note Bull 2X Fund	887,596	(2,973,034)	2,085,438
Direxion Monthly 10 Year Note Bear 2X Fund	152,301	—	(152,301)
Dynamic HY Bond Fund	17,211	(17,211)	—
Direxion Monthly Commodity Bull 2X Fund	122,410	—	(122,410)
Direxion Monthly Emerging Markets Bull 2X Fund	93,260	—	(93,260)
Direxion Monthly China Bull 2X Fund	39,760	—	(39,760)
U.S. Government Money Market Fund	20	—	(20)
Direxion Monthly NASDAQ-100® Bull 2X Fund	290,678	—	(290,678)
Direxion Monthly S&P 500® Bull 2X Fund	198,185	(249,602)	51,417
Direxion Monthly S&P 500® Bear 2X Fund	172,119	—	(172,119)
Direxion Monthly Latin America Bull 2X Fund	401,849	—	(401,849)

68	DIREXION ANNUAL REPORT

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to net operating losses, excise taxes, expired capital loss carryforwards and dividends on redemption adjustments with differing book and tax methods.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, August 31, 2012. Qualified late year ordinary losses are specified losses generally incurred between January 1 and the end of their fiscal year, August 31, 2012.

At August 31, 2012, the following Funds deferred, on a tax basis, qualified late year losses of:

	Late Year Ordinary Losses	Post-October Capital Losses
Direxion Monthly Small Cap Bull 2X Fund	$(115,411)	$(1,992,133)
Direxion Monthly Small Cap Bear 2X Fund	(202,072)	—
Direxion Monthly 10 Year Note Bull 2X Fund	—	—
Direxion Monthly 10 Year Note Bear 2X Fund	(352,491)	(17,034,616)
Dynamic HY Bond Fund	—	(5,304,568)
Direxion Monthly Commodity Bull 2X Fund	(219,175)	(1,578,415)
Direxion Monthly Emerging Markets Bull 2X Fund	(271,151)	(7,564,290)
Direxion Monthly China Bull 2X Fund	(82,222)	(2,340,684)
U.S. Government Money Market Fund	—	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	—	—
Direxion Monthly S&P 500® Bull 2X Fund	—	—
Direxion Monthly S&P 500® Bear 2X Fund	—	—
Direxion Monthly Latin America Bull 2X Fund	—	—

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

DIREXION ANNUAL REPORT	69

At August 31, 2012, the following Funds had capital loss carryforwards on a tax basis of:

	Capital Losses Expiring
	8/31/2013	8/31/2014	8/31/2015	8/31/2016	8/31/2017	8/31/2018	8/31/2019	Unlimited ST	Unlimited LT
Direxion Monthly Small Cap Bull 2X Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—
Direxion Monthly Small Cap Bear 2X Fund	(4,667,388)	(883,969)	(5,310,686)	(6,570,886)	—	(3,873,693)	(5,087,146)	(9,582,083)	—
Direxion Monthly 10 Year Note Bull 2X Fund	—	—	—	—	—	—	—	—	—
Direxion Monthly 10 Year Note Bear 2X Fund	—	—	—	(941,855)	(2,717,991)	(1,976,123)	—	(4,822)	—
Dynamic HY Bond Fund	—	—	—	—	—	—	—	(9,436,010)	—
Direxion Monthly Commodity Bull 2X Fund	—	—	—	—	—	(9,895,898)	—	(4,695,573)	(1,656,463)
Direxion Monthly Emerging Markets Bull 2X Fund	—	—	—	—	(6,688,903)	(1,727,140)	—	—	(9,956,231)
Direxion Monthly China Bull 2X Fund	—	—	—	—	(1,208,734)	—	—	—	—
U.S. Government Money Market Fund	(189)	(356)	(82)	—	—	—	—	—	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	—	—	—	(9,634,901)	—	—	—	—	—
Direxion Monthly S&P 500® Bull 2X Fund	—	—	—	—	—	—	—	—	—
Direxion Monthly S&P 500® Bear 2X Fund	—	—	—	—	(18,781,801)	(4,649,215)	—	(17,154,960)	—
Direxion Monthly Latin America Bull 2X Fund	—	—	—	—	(148,741,363)	—	—	(8,283,569)	(5,250,738)

									8/31/2012
Capital Loss Utilized:
Direxion Monthly Small Cap Bull 2X Fund									$310,769
Direxion Monthly NASDAQ-100® Bull 2X Fund									537,707
Direxion Monthly Latin America Bull 2X Fund									816,372

Capital Loss Expired:
Direxion Monthly Small Cap Bear 2X Fund									$8,346,591

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds’ financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2012, open Federal and state income tax years include the tax years ended August 2009 to August 2012 and April 2009 to April 2012. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

l) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

70	DIREXION ANNUAL REPORT

m) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the year ended August 31, 2012, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) in the Dynamic HY Bond Fund were $950,920,616 and $870,234,268, respectively. There were no purchases and sales as defined above in any of the other Funds.

There were no purchases or sales of long-term U.S. government securities in the Funds during the year ended August 31, 2012.

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to each Fund’s average daily net assets at the annual rates presented below:

Direxion Monthly Small Cap Bull 2X Fund	0.75%
Direxion Monthly Small Cap Bear 2X Fund	0.75%
Direxion Monthly 10 Year Note Bull 2X Fund	0.75%
Direxion Monthly 10 Year Note Bear 2X Fund	0.75%
Dynamic HY Bond Fund	0.75%
Direxion Monthly Commodity Bull 2X Fund	0.75%
Direxion Monthly Emerging Markets Bull 2X Fund	0.75%
Direxion Monthly China Bull 2X Fund	0.75%
U.S. Government Money Market Fund	0.50%
Direxion Monthly NASDAQ-100® Bull 2X Fund	0.75%
Direxion Monthly S&P 500® Bull 2X Fund	0.75%
Direxion Monthly S&P 500® Bear 2X Fund	0.75%
Direxion Monthly Latin America Bull 2X Fund	0.75%

Effective September 1, 2011, the Adviser has contractually agreed to waive a portion of this investment advisory fee of the Dynamic HY Bond Fund at an annual rate of 0.15% of the Fund’s average daily net assets through June 1, 2013. The Adviser may not recoup these waived fees in the future.

Operating Services Agreement: The Funds have entered into an Operating Services Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds.

In consideration for the services rendered pursuant to the Agreement, the Funds will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee. The monthly fee is calculated on an annualized basis on the average net assets of each Fund and the below amount:

Direxion Monthly Small Cap Bull 2X Fund	0.65%
Direxion Monthly Small Cap Bear 2X Fund	0.65%
Direxion Monthly 10 Year Note Bull 2X Fund	0.65%
Direxion Monthly 10 Year Note Bear 2X Fund	0.65%
Dynamic HY Bond Fund	0.50%
Direxion Monthly Commodity Bull 2X Fund	0.65%
Direxion Monthly Emerging Markets Bull 2X Fund	0.65%
Direxion Monthly Emerging Markets Bear 2X Fund	0.65%
Direxion Monthly China Bull 2X Fund	0.65%

DIREXION ANNUAL REPORT	71

U.S. Government Money Market Fund	0.45%
Direxion Monthly NASDAQ-100® Bull 2X Fund	0.65%
Direxion Monthly S&P 500® Bull 2X Fund	0.65%
Direxion Monthly S&P 500® Bear 2X Fund	0.65%
Direxion Monthly Latin America Bull 2X Fund	0.65%

Under the Agreement, the Adviser may continue to waive expenses of the U.S. Government Money Market Fund in order to maintain a positive yield to its investors, which is necessitated by the overall decline of yields of the underlying securities of the U.S. Government Money Market Fund. The Advisor is able to recover these waived expenses for the three previous years if the yield provided to its investors maintains a level of 0.50%. Waived expenses of the U.S. Government Money Market Fund subject to potential recovery are as follows:

Expiring in:	Amount
2013	$496,533
2014	$347,143
2015	$286,581

Total	$1,130,257

Distribution Expenses: Shares of the Funds, except for shares of the Dynamic HY Bond Fund and U.S. Government Money Market Fund, are subject to an annual 12b-1 fee of up to 1.00% of a Fund’s average daily net assets. The Dynamic HY Bond Fund is subject to an annual Rule 12b-1 fee of up to 0.40% of the Fund’s average daily net assets. The U.S. Government Money Market Fund is not authorized to pay 12b-1 fees. The Funds, except the U.S. Government Money Market Fund, currently pay a 12b-1 fee of 0.25% of the Fund’s average daily net assets.

Shareholder Servicing Fees: The Board of Trustees has also authorized each Fund’s shares to incur a shareholder servicing fee of 0.25% of each Fund’s average daily net assets. The Trust, on behalf of each Fund, pays the fee to financial institutions and other persons who provide services and maintain shareholder accounts.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Funds and acts as the Funds’ distributor in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser.

During the period ended August 31, 2012, the Adviser contributed $11,406 to Direxion Monthly 10 Year Note Bull 2X Fund and $17,211 to Dynamic HY Bond Fund. These contributions were made so that these Funds could more closely track the performance of their respective benchmarks. These contributions are reflected on the Statements of Operations as Contributions from Affiliates and the effect of these contributions is presented on the Financial Highlights.

5.	VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

72	DIREXION ANNUAL REPORT

The follow is a summary of the inputs used to value the Funds’ net assets as of August 31, 2012:

	Direxion Monthly Small Cap Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$106,005	$—	$106,005

	Direxion Monthly Small Cap Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(1,065,026)	$—	$(1,065,026)

	Direxion Monthly 10 Year Note Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$442,436	$—	$442,436

	Direxion Monthly 10 Year Note Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(155,221)	$—	$(155,221)

	Dynamic HY Bond Fund
Asset Class	Level 1	Level 2	Level 3	Total
Investment Companies-Fixed Income	$80,788,183	$—	$—	$80,788,183

	Direxion Monthly Commodity Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(387,872)	$—	$(387,872)

	Direxion Monthly Emerging Markets Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(1,403,243)	$—	$(1,403,243)

	Direxion Monthly China Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(462,066)	$—	$(462,066)

	U.S. Government Money Market Fund
Asset Class	Level 1	Level 2	Level 3	Total
Short-Term Investments	$17,829,834	$—	$—	$17,829,834

	Direxion Monthly NASDAQ-100® Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$107,415	$—	$107,415

	Direxion Monthly S&P 500® Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$146,290	$—	$146,290

	Direxion Monthly S&P 500® Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(315,294)	$—	$(315,294)

	Direxion Monthly Latin America Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(7,019,547)	$—	$(7,019,547)

For further detail on each asset class, see Schedule of Investments.

* Other financial instruments include swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

DIREXION ANNUAL REPORT	73

The Funds also follow authoritative accounting standards which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the period ended August 31, 2012. There were no Level 3 securities held by the Funds during the year ended August 31, 2011 and the period ended August 31, 2012. It is the Funds’ policy to recognize transfers into Level 3 at the value as of the beginning of the period.

6.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of August 31, 2012, the Funds were invested in equity swap contracts.

At August 31, 2012, the fair value of derivatives instruments, by primary risk, were as follows:

Asset derivatives[1]
		Interest rate risk	Commodities risk	Credit risk	Equity risk	Total
Direxion Monthly Small Cap Bull 2X Fund	Swap contracts	$—	$—	$—	$106,005	$106,005
Direxion Monthly 10 Year Note Bull 2X Fund	Swap contracts	442,436	—	—	—	442,436
Direxion Monthly Commodity Bull 2X Fund	Swap contracts	—	514,246	—	—	514,246
Direxion Monthly NASDAQ-100® Bull 2X Fund	Swap contracts	—	—	—	107,415	107,415
Direxion Monthly S&P 500® Bull 2X Fund	Swap contracts	—	—	—	146,290	146,290
Direxion Monthly Latin America Bull 2X Fund	Swap contracts	—	—	—	143,311	143,311

[1]	Statement of Assets and Liabilities location: Unrealized appreciation on swaps.

Liability derivatives[1]
		Interest rate risk	Commodities risk	Credit risk	Equity risk	Total
Direxion Monthly Small Cap Bear 2X Fund	Swap contracts	$—	$—	$—	$1,065,026	$1,065,026
Direxion Monthly 10 Year Note Bear 2X Fund	Swap contracts	155,221	—	—	—	155,221
Direxion Monthly Commodity Bull 2X Fund	Swap contracts	—	902,118	—	—	902,118
Direxion Monthly Emerging Markets Bull 2X Fund	Swap contracts	—	—	—	1,403,243	1,403,243
Direxion Monthly China Bull 2X Fund	Swap contracts	—	—	—	462,066	462,066
Direxion Monthly S&P 500® Bear 2X Fund	Swap contracts	—	—	—	315,294	315,294
Direxion Monthly Latin America Bull 2X Fund	Swap contracts	—	—	—	7,162,858	7,162,858

[1]	Statement of Assets and Liabilities location: Unrealized depreciation on swaps.

74	DIREXION ANNUAL REPORT

Transactions in derivative instruments during the period ended August 31, 2012, by primary risk, were as follows:

		Interest rate risk	Commodities risk	Credit risk	Equity risk	Total
Direxion Monthly Small Cap Bull 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	$—	$—	$—	$2,075,235	$2,075,235
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	—	—	114,982	114,982
Direxion Monthly Small Cap Bear 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	—	—	—	(2,139,442)	(2,139,442)
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	—	—	(418,001)	(418,001)
Direxion Monthly 10 Year Note Bull 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	3,761,694	—	—	—	3,761,694
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	393,379	—	—	—	393,379
Direxion Monthly 10 Year Note Bear 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	(6,591,938)	—	—	—	(6,591,938)
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	588,776	—	—	—	588,776
Dynamic HY Bond Fund	Net Realized gain (loss)[1]
	Swap contracts	872,310	—	23,688	—	895,998
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	1,307	—	—	—	1,307
Direxion Monthly Commodity Bull 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	—	(13,348,158)	—	—	(13,348,158)
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	6,044,907	—	—	6,044,907
Direxion Monthly Emerging Markets Bull 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	—	—	—	2,065,512	2,065,512
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	—	—	(2,683,119)	(2,683,119)
Direxion Monthly China Bull 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	—	—	—	(2,444,667)	(2,444,667)
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	—	—	(703,271)	(703,271)
Direxion Monthly NASDAQ-100® Bull 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	—	—	—	234,489	234,489
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	—	—	390,683	390,683
Direxion Monthly S&P 500® Bull 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	—	—	—	768,673	768,673
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	—	—	(315,999)	(315,999)
Direxion Monthly S&P 500® Bear 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	—	—	—	(176,378)	(176,378)
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	—	—	(242,310)	(242,310)

DIREXION ANNUAL REPORT	75

		Interest rate risk	Commodities risk	Credit risk	Equity risk	Total
Direxion Monthly Latin America Bull 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	$—	$—	$—	$(4,262,436)	$(4,262,436)
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	$—	$—	$—	$(1,539,906)	$(1,539,906)

[1]	Statement of Operations location: Net realized gain (loss) on swaps.
[2]	Statement of Operations location: Change in unrealized appreciation (depreciation) on swaps.

For the period ended August 31, 2012, the volume of the derivatives held by the Funds were as follows:

	Quarterly average gross notional amounts
	Long Equity Swaps Contracts	Short Equity Swaps Contracts
Direxion Monthly Small Cap Bull 2X Fund	$18,017,745	$—
Direxion Monthly Small Cap Bear 2X Fund	—	27,776,669
Direxion Monthly 10 Year Note Bull 2X Fund	64,810,864	—
Direxion Monthly 10 Year Note Bear 2X Fund	—	44,064,735
Dynamic HY Bond Fund	8,234,969	—
Direxion Monthly Commodity Bull 2X Fund	41,872,244	—
Direxion Monthly Emerging Markets Bull 2X Fund	46,002,984	—
Direxion Monthly China Bull 2X Fund	13,996,804	—
U.S. Government Money Market Fund	—	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	52,520,101	—
Direxion Monthly S&P 500® Bull 2X Fund	35,063,961	—
Direxion Monthly S&P 500® Bear 2X Fund	—	29,284,810
Direxion Monthly Latin America Bull 2X Fund	66,188,784	—

The Funds, with the exception of the Dynamic HY Bond Fund, utilize this volume of derivatives in order to obtain leverage in order to meet their investment objectives of 200% (or -200%) calendar month performance of their respective index. The Dynamic HY Bond Fund utilized derivatives to obtain exposure to high-yield instruments during the first half of the year.

7.	SUBSEQUENT EVENTS

The Funds follow authoritative standards for accounting for and disclosure of events that occur after the Statements of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

76	DIREXION ANNUAL REPORT

Direxion Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Direxion Funds:

We have audited the accompanying statements of assets and liabilities of the Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 10 Year Note Bull 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Dynamic HY Bond Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly China Bull 2X Fund, U.S. Government Money Market Fund, Direxion Monthly S&P 500 Bull 2X Fund, Direxion Monthly S&P 500 Bear 2X Fund, Direxion Monthly NASDAQ 100 Bull 2X Fund, and Direxion Monthly Latin America Bull 2X Fund (thirteen of the series of the Direxion Funds) (the “Funds”), including the schedules of investments, as of August 31, 2012, and the related statements of operations , the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned thirteen of the series of Direxion Funds at August 31, 2012, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

October 26, 2012

New York, New York

DIREXION ANNUAL REPORT	77

Additional Information

(Unaudited)

For the period ended August 31, 2012, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of dividends declared from ordinary income designated as qualified income was 0.00% for the Direxion Monthly 10 Year Note Bull 2X Fund and the Dynamic HY Bond Fund.

For corporate shareholders, the amount of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended August 31, 2012 was 0.00% for the Direxion Monthly 10 Year Note Bull 2X Fund and the Dynamic HY Bond Fund.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

78	DIREXION ANNUAL REPORT

Investment Advisory Agreements Approvals (Unaudited)

Provided below is a summary of certain of the factors the Board considered at its August 15, 2012 Board meeting in renewing the Advisory Agreement between Rafferty Asset Management (“Rafferty”) and the Direxion Funds (the “Trust”), on behalf of the Direxion Monthly China Bull 2X Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly Latin America Bull 2X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 10 Year Note Bull 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Dynamic HY Bond Fund and U.S. Government Money Market Fund, each a series of the Trust. Each series of the Trust is referred to herein as a “Fund” and collectively as the “Funds.” The Funds directly managed by Rafferty using a leveraged strategy are referred to as the “Leveraged Index Funds.” The Funds directly managed by Rafferty other than the leveraged-index Funds are referred to as the “Non-Leveraged Funds.”

The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement (“Agreement”) and each Trustee may have afforded different weight to the various factors. In determining whether to approve the continuance of the Agreement, the Board considered the best interests of each Fund separately. In addition, the Board noted that the Trustees had considered various reports and information provided throughout the year at their regular Board meetings and otherwise, and that the Independent Board members had met separately on August 7, 2012, to consider these specific contract renewals. While the Agreement for all of the Funds was considered at the same Board meeting, the Board considered each Fund’s investment advisory relationship separately.

In each instance, the Board considered, among others, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to Rafferty; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty with other clients (such as pension funds and other institutional investors); and (7) other benefits derived or anticipated to be derived and identified by Rafferty from its relationship with the Funds.

Nature, Extent and Quality of Services Provided. The Board reviewed the nature, extent and quality of the services provided or to be provided under the Agreement by Rafferty. The Board noted that Rafferty has provided services to the Trust since its inception and has developed an expertise in managing the Funds, particularly those using a leveraged strategy. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Funds and meet its expense reimbursement obligations, if any. The Board also considered that Rafferty utilizes the services of an independent compliance consulting firm and that reports from the chief compliance officer are provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds’ service providers. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Funds under the Agreement were fair and reasonable.

Performance of the Funds. The Board considered quarterly reports throughout the year related to the performance of the Leveraged Index Funds. In addition, the Board evaluated the performance of the Leveraged Index Funds relative to: (1) performance models for the year-to-date and since-inception periods ended June 30, 2012; and (2) market indices for the year-to-date and since-inception periods ended June 30, 2012. The Board considered Rafferty’s explanation that the Leveraged Index Funds’ performance is more appropriately compared to the models than to the market indices. The Board also considered Rafferty’s explanation that the Leveraged Index Funds are difficult to categorize with other Lipper and Morningstar peer group funds because the Leveraged Index Funds seek calendar month investment results that are leveraged and the Lipper and Morningstar peer group funds generally do not.

The Board noted Rafferty’s explanation that the performance of a Leveraged Index Fund and its model typically will differ materially from the performance of the Fund’s benchmark index because the benchmark index’s performance does not reflect the effects of a leveraged investment strategy or the impact of compounding on a Fund’s monthly performance. In addition, the Board noted Rafferty’s representation that the underperforming Leveraged Index Funds generally underperformed their models due to a combination of factors (collectively, the “Factors”), most notably: (1) that a Leveraged Index Fund’s performance will be adversely affected by fund expenses and cash flows into and out of the Fund, which are not factors that impact the performance of the Funds’ models and benchmark indices; (2) tracking differences between the swap contracts or other investment companies held by certain of the Leveraged Index Funds and the

DIREXION ANNUAL REPORT	79

securities included in their benchmark indices; and (3) price deviations between the time when Rafferty rebalanced the Leveraged Index Funds’ portfolios and the close of the markets. The Board noted that the Funds’ models are not affected by these price deviations.

The Board also evaluated the performance of each Non-Leveraged Fund relative to: (1) its benchmark index for year-to-date, one-year, three-year, five-year, ten-year and since inception periods ended June 30, 2012, where applicable; and (2) the average performance of the relevant Morningstar peer fund universe for monthly and annual periods ended June 30, 2012.

Leveraged Index Funds:

With respect to the Direxion Monthly Commodity Bull 2X Fund, the Board considered that the Fund performed consistent with its model performance for the relevant periods ended June 30, 2012.

With respect to the Direxion Monthly China Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly Latin America Bull 2X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 10 Year Note Bull 2X Fund and Direxion Monthly 10 Year Note Bear 2X Fund, the Board considered that each Fund underperformed its model for the relevant periods ended June 30, 2012. The Board noted Rafferty’s representation that each Fund underperformed its model primarily due to the previously discussed Factors.

Non-Leveraged Funds:

With respect to the Dynamic HY Bond Fund, the Board considered management’s description of the performance of the Morningstar universe of high yield bond funds. The Board also considered that as of June 30, 2012, the Fund underperformed the average of its relevant Morningstar peer funds for all periods presented. In this regard, the Board noted that, partly in response to the underperformance of the Fund, the portfolio manager and investment strategies for the Fund were changed in October 2010 and that the Fund’s relative investment performance had improved since that time. The Board noted Rafferty’s representation that the Fund does not limit how often investors may buy or sell shares of the Fund and that the Fund may experience large shareholder redemptions. The Board also noted Rafferty’s representation that the Fund seeks to provide investors in the Fund long exposure to the high yield market by investing the Fund’s assets in instruments, including derivative securities, which provide long exposure to the high yield market with sufficient liquidity to meet the frequent redemptions which are required by the shareholders in the Fund. The Board also noted Rafferty’s representation that the construction of a liquid portfolio and the use of derivatives that provide credit exposure absent interest rate exposure mean that the Fund’s performance should not be expected to mimic the performance of the broader high yield market.

With respect to the U.S. Government Money Market Fund, the Board considered management’s description of the performance of the Morningstar universe of taxable money market funds. The Board also considered that as of June 30, 2012, the Fund outperformed the average of its relevant Morningstar peer funds for the year-to-date, one-year and three-year periods, but underperformed for the five-year and ten-year periods.

Costs of Services Provided to the Funds and Profits Realized. The Board considered the overall fees paid to Rafferty on an annual basis since each Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. With respect to the Leveraged Index Funds, the Board also considered advisory fees charged by, and total expense ratios of, comparable fund groups. In this regard, management advised the Board that the advisory fee rates for each of the Leveraged Index Funds is similar to or, in some cases lower than, the advisory fee rates for the comparable fund groups. The Board also considered that the total expense ratios for the Leveraged Index Funds are generally higher than comparable funds. However, Rafferty indicated that the comparable fund groups have higher asset levels, which account in part for their lower total expense ratios. The Board also considered the fees that Rafferty charges for the services that it provides to a pooled trading vehicle for domestic hedge funds.

With respect to the Dynamic HY Bond Fund, the Board considered that the Fund’s total expense ratio and advisory fee rate were above the median of its relevant Morningstar fund universe. In this regard, the Board noted that, as of September 1, 2011, Rafferty, at the Board’s request, contractually agreed to 0.15% waiver of its advisory fee to reduce the Fund’s expense ratio.

80	DIREXION ANNUAL REPORT

With respect to the U.S. Government Money Market Fund, the Board considered that the Fund’s advisory fee rate is higher than the median of the relevant Morningstar fund universe. In this regard, the Board noted that Rafferty agreed to a contractual waiver of its management fee in order to reduce the total operating expenses of the Fund. The Board also noted that Rafferty has waived all other expenses for the Fund.

The Board considered that Rafferty contractually agreed to limit the total expenses for the most recent and upcoming fiscal years for each Leveraged Index Fund and Non-Leveraged Fund via fee waivers and/or expense limitations. The Board also considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreement were fair and reasonable.

Economies of Scale. The Board considered Rafferty’s representation that it believes that asset levels at this time are not sufficient to achieve economies of scale or warrant a reduction in fee rates or the addition of breakpoints. Rafferty noted that it was continuing to work on its sales and marketing efforts to raise additional assets. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the reduction in fee rates or additions of breakpoints were not necessary at this time.

Other Benefits. The Board considered Rafferty’s representation that its relationship with the Funds may help to facilitate Rafferty’s ability to attract business to its non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits were fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement for the Funds was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

DIREXION ANNUAL REPORT	81

Direxion Funds

TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 70	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	23	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly, Byrne Securities Inc.), 1992-present.	141	None.

Gerald E. Shanley III Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	141	None.

John Weisser Age: 70	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	141	Director, MainStay VP Fund Series, The MainStay Funds, The MainStay Funds Trust; Director ICAP Funds, Inc; Director, Eclipse Funds, Inc., Eclipse Funds; (66 Funds Total)

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 23 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 47 of the 117 funds currently registered with the SEC.

82	DIREXION ANNUAL REPORT

Direxion Funds

TRUSTEES AND OFFICERS

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill(1) Age: 44	President;	One Year; Since 1999	Managing Director of Rafferty, 1999-present.	117	N/A
	Chief Operating Officer and Chief Investment Officer	One Year; Since 2006

Christopher Lewis Age: 42	Chief Compliance Officer(3)	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009– present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A

Patrick J. Rudnick 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 39	Principal Financial Officer and Treasurer	One Year; Since 2010	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 36	Secretary(3)	One Year; Since 2011	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP, May – August 2008; Vice President, U.S. Bancorp Fund Services, LLC, November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 23 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 47 of the 117 funds currently registered with the SEC.

(3)	Effective September 1, 2012, Ms. Brickl replaced Mr. Lewis as Chief Compliance Officer.

DIREXION ANNUAL REPORT	83

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PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,

•	Mail, e-mail, the telephone and our website, and

•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the annual report.

PN-1

ANNUAL REPORT AUGUST 31, 2012

1301 Avenue of the Americas (6th Ave.), 35th Floor New York, New York 10019 (800) 851-0511 www.direxionfunds.com

Investment Adviser

Rafferty Asset Management, LLC

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.

1555 RiverCenter Dr., Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Ave., 3rd Floor

Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT AUGUST 31, 2012

Evolution Managed Bond Fund

Evolution All-Cap Equity Fund

Evolution Market Leaders Fund

Evolution Alternative Investment Fund

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, New York 10019

(800) 851-0511

Help Preserve the Environment – Go Green!

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With Direxion e-Delivery you can:

•	Receive email notifications when your most recent shareholder communications are available for review.
•	Access prospectuses, annual reports and semiannual reports online.

It’s easy to enroll:

1.	Visit www.direxionfunds.com/edelivery

2.	Follow the simple enrollment instructions

If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

LETTERS TO SHAREHOLDERS

Dear Shareholders,

This Annual Report for the Evolution Funds covers the period from September 1, 2011 to August 31, 2012 (the “Annual Period”). This report covers the Evolution Managed Bond Fund, Evolution All-Cap Equity Fund, Evolution Market Leaders Fund and Evolution Alternative Investment Fund. Flexible Plan Investments, Ltd. serves as the sub-advisor to the Evolution Funds. During the Annual Period broad equity markets were strong, as the S&P 500 Index gained approximately 18%. Heightened levels of volatility characterized the early phase of the period as markets struggled to regain solid footing after the U.S. Government debt ceiling crisis in August 2011. However, concerns abated and markets rallied from December into the Spring. Although fears related to the ongoing sovereign debt crisis in Europe re-emerged causing equity markets to pull back from their highs during April and May. Markets again rallied late in the period as the U.S. Federal Reserve (“the Fed”) stood by its easy money policy and pledged to retain very low interest rates for an extended period of time. The U.S. Dollar was strong throughout the period, although opposing pressures – both from the Fed domestically and the European macro-environment abroad – added volatility to foreign exchange markets. Oil was volatile throughout the period, as structural changes sweeping across Northern Africa and the Middle East drove prices up, while concerns over global economic growth held prices back. The price for a barrel of oil rose as high as $110 in March 2012 after seeing lows of $75 in October 2011, before trading in the high $70 range again in the early summer 2012, and then settling at $95 per barrel at the end of the period.

Equities:

The Annual Period saw strong equity returns due to a perceived, improving global economy, as well as continuous European Central Bank and Fed actions. At the end of 2011 and into the first quarter of 2012, equities were supported by encouraging signs that the U.S. economy had turned a corner. Jobless claims had dropped to a four-year low, and both corporate earnings and housing starts figures continued to show upside. The second quarter of 2012 saw the only downtrend during the Annual Period, as Europe led global equities in a substantial drop, underperforming against bonds and the safe-haven of the U.S. Dollar. With a continued rally in equities through the end of this Annual Period, investors will look towards the upcoming U.S. Presidential election to be a test of where market risk appetite for equities truly lies.

Fixed Income:

Interest rates remained at record lows. The Fed stood strong on low interest rates in an attempt to stimulate the economy and help revive the housing market. As a result, low long-term interest rates have sparked rising housing-start figures throughout 2012.

The Evolution Managed Bond Fund is benchmarked to the Barclays Capital U.S. Aggregate Bond Index. The Fund returned 4.74% during the Annual Period, as compared to the benchmark’s return of 5.78%. The Fund outperformed its benchmark for the first month, and then fell below in October 2011, due in part to its decrease in 1-3 Month U.S. T-Bill holdings. The underperformance gap widened to 1.59% in March 2012 due to the Fund’s long position in 7-10 Year U.S. Treasuries, which materially underperformed the broad bond market in March.

The Evolution All-Cap Equity Fund is benchmarked to the S&P 500 Index. The Fund declined -6.62% during the Annual Period, while the benchmark index returned 18.00%. The Fund strives to take advantage of strategic allocations to different areas of the market capitalization structure. Generally, the managers attempt to take advantage of cyclical rotations in equities from micro-cap stocks to mega-cap stocks. The Fund also uses a tactical overlay strategy, using equity index futures in an attempt to isolate the portfolio’s selection of securities compared to the broader market, or take advantage of short-term trends. The portfolio’s combination of equity-index hedge timing and security selection, especially in October 2011, caused the Fund to fall behind its benchmark by almost 10% – a difference not made up throughout the remainder of the Annual Period. From November 2011 through the end of April 2012, as the S&P 500 Index rallied, the Fund maintained short positions in either, or both the Russell 2000 Index and the S&P 500 Index, contributing to underperformance.

The Evolution Market Leaders Fund is benchmarked to the Wilshire 5000 Total Market Index. The Fund returned 3.11% during the Annual Period, as compared to the benchmark return of 16.92%. The Fund tracked rather closely to its benchmark throughout the last part of 2011, with performance lagging behind beginning in 2012. The Fund’s underperformance can be partly attributed to its allocations to fixed income throughout various parts of the year, along with some large allocations to cash, causing the Fund to miss out on potential gains during what was a generally bullish period for broad equity indexes.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

4	DIREXION ANNUAL REPORT

The Evolution Alternative Investment Fund is benchmarked to the S&P 500 Index. The Fund returned 6.15% during the Annual Period, underperforming the S&P 500 which had an 18.00% total return. The Fund started the Annual Period invested in cash and equity index futures in an attempt to stave off draw-downs in a period of high volatility. This strategy aided the Fund beating the benchmark index early in the Annual Period. However, the Fund maintained this heavy cash position in late 2011 and early in 2012, causing the Fund to return less than its benchmark as the market rallied into the Spring. The Fund invests in sector-based ETFs to take advantage of strategic sector rotation, which hindered performance in the volatile market environment versus the broader S&P 500 Index.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Best Regards,

Daniel O’Neill Direxion Funds	Jerry Wagner Flexible Plan Investments, Ltd.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

The views in this report were those of the Adviser as of August 31, 2012 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com.

The total annual fund operating expense ratio of the Managed Bond Fund, All-Cap Equity Fund, Market Leaders Fund and the Alternative Investment Fund is 1.86%, 1.71%, 1.93% and 2.59% respectively, net of any fee, waivers or expense reimbursements.

The total annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses that the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual operating expense ratio would be 1.62% for the Managed Bond Fund, All-Cap Equity Fund, Market Leaders Fund and the Alternative Investment Fund.

Distributed by: Rafferty Capital Markets, LLC

Date of First Use: October 26, 2012

DIREXION ANNUAL REPORT	5

Evolution Managed Bond Fund

Performance Summary

Investment Objective:  Seeks the highest appreciation on an annual basis consistent with a high tolerance for risk.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Evolution Bond Fund	4.74%	4.59%	3.71%	1.62%

S&P 500® Index	18.00%	13.62%	1.28%	4.74%

Lipper High Yield Bond Index	12.53%	13.20%	7.00%	6.80%

Barclays Capital U.S. Aggregate Bond Index	5.78%	6.51%	6.66%	5.34%

This chart illustrates the performance of a hypothetical $10,000 investment made at the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the S&P 500® Index, Lipper High Yield Bond Index and Barclays Capital U.S. Aggregate Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	% Net Assets
Investment Companies	97.1%
Futures Contracts	(5.0)%

Total Exposure	92.1%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2012.

6	DIREXION ANNUAL REPORT

Evolution All-Cap Equity Fund

Performance Summary

Investment Objective:  Seeks high appreciation on an annual basis consistent with a high tolerance for risk.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Evolution All-Cap Equity Fund	(6.62)%	(4.34)%	(8.86)%	(2.22)%

S&P 500® Index	18.00%	13.62%	1.28%	4.74%

This chart illustrates the performance of a hypothetical $10,000 investment made at the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the S&P 500® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	% Net Assets
Common Stock	82.3%
Investment Companies	7.5%

Total Exposure	89.8%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2012.

DIREXION ANNUAL REPORT	7

Evolution Market Leaders Fund

Performance Summary

Investment Objective:  Seeks high appreciation on an annual basis consistent with a high tolerance for risk.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Evolution Market Leaders Fund	3.11%	5.46%	(6.58)%	(5.87)%

Wilshire 5000 Total Market Index	16.92%	13.76%	1.54%	3.71%

This chart illustrates the performance of a hypothetical $10,000 investment made at the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Wilshire 5000 Total Market Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	% Net Assets
Investment Companies	99.1%

Total Exposure	99.1%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2012.

8	DIREXION ANNUAL REPORT

Evolution Alternative Investment Fund

Performance Summary

Investment Objective:  Seeks high total return on an annual basis consistent with a high tolerance for risk.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Evolution Alternative Investment Fund	6.15%	1.55%	(3.05)%	(1.60)%

S&P 500® Index	18.00%	13.62%	1.28%	3.70%

Barclays Capital U.S. Aggregate Bond Index	5.78%	6.51%	6.66%	6.18%

Credit Suisse/Tremont Hedge Fund Index	1.90%	6.31%	2.67%	4.61%

This chart illustrates the performance of a hypothetical $10,000 investment made at the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the S&P 500® Index, the Barclays Capital U.S. Aggregate Bond Index and the Credit Suisse/Tremont Hedge Fund Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	% Net Assets
Investment Companies	89.4%
Futures Contracts	14.9%

Total Exposure	104.3%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2012.

DIREXION ANNUAL REPORT	9

Expense Example

August 31, 2012 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (March 1, 2012 — August 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	DIREXION ANNUAL REPORT

Expense Example Table

August 31, 2012 (Unaudited)

	Expense Ratio[1]	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period[2]
Evolution Managed Bond Fund
Based on actual fund return	1.63%	$1,000.00	$1,031.20	$8.32
Based on hypothetical 5% return	1.63%	1,000.00	1,016.94	8.26
Evolution All-Cap Equity Fund
Based on actual fund return	1.62%	1,000.00	931.10	7.86
Based on hypothetical 5% return	1.62%	1,000.00	1,016.99	8.21
Evolution Market Leaders Fund
Based on actual fund return	1.62%	1,000.00	982.90	8.07
Based on hypothetical 5% return	1.62%	1,000.00	1,016.99	8.21
Evolution Alternative Investment Fund
Based on actual fund return	1.62%	1,000.00	1,013.10	8.20
Based on hypothetical 5% return	1.62%	1,000.00	1,016.99	8.21

[1]	Annualized

[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/period, then divided by 366.

Allocation of Portfolio Holdings

August 31, 2012 (Unaudited)

	Cash*	Common Stock	Investment Companies	Futures		Total
Evolution Managed Bond Fund	3%	—	97%	0	%**	100%
Evolution All-Cap Equity Fund	10%	82%	8%	—		100%
Evolution Market Leaders Fund	1%	—	99%	—		100%
Evolution Alternative Investment Fund	11%	—	89%	0	%**	100%

*	Cash, cash equivalents and other assets less liabilities.

**	Percentage is less than 0.5%.

DIREXION ANNUAL REPORT	11

Evolution Managed Bond Fund

Schedule of Investments

August 31, 2012

Shares		Value
INVESTMENT COMPANIES - 97.1%
14,399	AllianceBernstein Global High Income Fund, Inc.	$226,064
17,594	BlackRock Corporate High Yield Fund VI, Inc.	228,018
20,194	BlackRock Credit Allocation Fund, Inc.	228,596
15,129	BlackRock Floating Rate Income Strategies Fund, Inc.	229,961
55,254	iShares Barclays 1-3 Year Treasury Bond Fund	4,669,516
23,305	iShares Barclays 3-7 Year Treasury Bond Fund	2,885,625
26,506	iShares Barclays 7-10 Year Treasury Bond Fund	2,888,889
37,962	iShares Barclays 20+ Year Treasury Bond Fund	4,848,507
36,945	iShares Barclays Aggregate Bond Fund	4,151,510
33,900	iShares Barclays Short Treasury Bond Fund	3,736,797
8,539	iShares Barclays Treasury Inflation Protected Securities Fund	1,034,414
117,400	iShares iBoxx $ High Yield Corporate Bond Fund	10,839,542
14,900	iShares iBoxx $ Investment Grade Corporate Bond Fund	1,800,367
30,028	iShares S&P National AMT-Free Bond Fund	3,352,026

Shares		Value
29,528	MFS Charter Income Trust	$294,394
40,237	MFS Government Markets Income Trust	293,730
34,853	MFS Intermediate Income Trust	229,681
45,900	PIMCO Total Return ETF	4,942,512
39,960	Putnam Premier Income Trust	228,172
100,000	SPDR Barclays Capital International Treasury Bond ETF	6,045,000
13,126	Templeton Emerging Markets Income Fund	223,273
150,075	Vanguard Total Bond Market ETF	12,783,388
14,457	Wells Fargo Advantage Multi-Sector Income Fund	234,059
10,690	Western Asset Emerging Markets Debt Fund, Inc.	229,728
21,899	Western Asset High Income Fund II	229,282
17,442	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	233,374

	TOTAL INVESTMENT COMPANIES (Cost $62,388,639)	$67,086,425

	TOTAL INVESTMENTS (Cost $62,388,639) - 97.1%	$67,086,425
	Other Assets in Excess of Liabilities - 2.9%	1,989,162

	TOTAL NET ASSETS - 100.0%	$69,075,587

Percentages are stated as a percent of net assets.

Short Futures Contracts

August 31, 2012

Contracts		Unrealized Depreciation
23	U.S. Long Bond Index Future Expiring Sept. 2012 (Underlying Face Amount at Market Value $3,461,500)	$(43,942)

The accompanying notes are an integral part of these financial statements.

12	DIREXION ANNUAL REPORT

Evolution All-Cap Equity Fund

Schedule of Investments

August 31, 2012

Shares		Value
COMMON STOCKS - 82.3%
Administrative and Support Services - 2.1%
2,029	Ctrip.com International, Ltd. ADR(a)	$32,728
2,208	Portfolio Recovery Associates, Inc.(a)	221,573

		254,301

Air Transportation - 0.2%
694	Alaska Air Group, Inc.(a)	23,284

Ambulatory Health Care Services - 1.9%
8,492	Bio-Reference Laboratories, Inc.(a)	221,811

Apparel Manufacturing - 4.2%
3,791	Under Armour, Inc. Class A(a)	220,674
4,327	UniFirst Corp.	274,808

		495,482

Beverage and Tobacco Product Manufacturing - 0.2%
238	Anheuser-Busch InBev NV ADR (Belgium)	20,035

Chemical Manufacturing - 9.6%
408	AstraZeneca plc ADR (United Kingdom)	19,090
7,783	Medifast, Inc.(a)	217,068
321	Novartis AG ADR (Switzerland)	18,942
8,007	Rentech Nitrogen Partners LP	271,998
1,313	Sanofi ADR	53,767
18,123	Shuffle Master, Inc.(a)	274,926
4,808	The Mosaic Co.	278,431
115	United Therapeutics Corp.(a)	6,224

		1,140,446

Clothing and Clothing Accessories Stores - 0.1%
291	Collective Brands, Inc.(a)	6,297

Computer and Electronic Product Manufacturing - 4.5%
257	Corelogic, Inc.(a)	6,322
5,543	Cubic Corp.	279,866
2,454	OYO Geospace Corp.(a)	224,762
3,374	Research In Motion Ltd.(a)	22,572
94	Stratasys, Inc.(a)	6,078

		539,600

Construction of Buildings - 0.1%
465	PulteGroup, Inc.(a)	6,361
190	Toll Brothers, Inc.(a)	6,217

		12,578

Credit Intermediation and Related Activities - 5.1%
2,037	Banco Bradesco S.A. ADR (Brazil)	33,447
6,758	Bank of the Ozarks, Inc.	216,932
1,353	BOK Financial Corp.	77,892
2,043	Itau Unibanco Holding S.A. ADR (Brazil)	32,300
553	HDFC Bank Ltd. ADR (India)	18,570
340	ViewPoint Financial Group, Inc.	6,266
2,973	World Acceptance Corp.(a)	217,029

		602,436

Data Processing, Hosting and Related Services - 0.1%
195	AOL, Inc.(a)	6,566

Educational Services - 0.2%
2,421	Bridgepoint Education, Inc.(a)	23,871

Shares		Value
Electrical Equipment, Appliance, and Component Manufacturing - 1.4%
4,328	EnerSys(a)	$161,218

Food Manufacturing - 1.4%
9,662	Darling International, Inc.(a)	160,582

General Merchandise Stores - 2.3%
2,794	Costco Wholesale Corp.	273,449

Health and Personal Care Stores - 2.3%
5,034	Vitamin Shoppe, Inc.(a)	269,873

Hospitals - 0.2%
3,389	Health Management Associates, Inc.(a)	25,960

Insurance Carriers and Related Activities - 0.7%
1,725	Assured Guaranty Ltd.	22,770
60	Everest Re Group, Ltd.	6,220
334	Fidelity National Financial, Inc. Class A	6,292
327	First American Financial Corp.	6,301
994	Lincoln National Corp.	23,081
827	Protective Life Corp.	23,363

		88,027

Machinery Manufacturing - 2.4%
332	ASML Holding NV ADR (Netherlands)	18,848
4,147	Lindsay Corp.	271,048

		289,896

Merchant Wholesalers, Durable Goods - 0.2%
2,121	American Axle & Manufacturing Holdings, Inc.(a)	23,692

Merchant Wholesalers, Nondurable Goods - 0.2%
9,244	SUPERVALU, Inc.	22,001

Mining (except Oil and Gas) - 0.5%
1,007	AngloGold Ashanti Ltd. ADR (South Africa)	32,123
1,967	Vale S.A. ADR (Brazil)	32,200

		64,323

Miscellaneous Manufacturing - 1.4%
5,625	Hanger, Inc.(a)	160,931

Nonstore Retailers - 0.1%
123	IAC/InteractiveCorp	6,376

Oil and Gas Extraction - 0.2%
974	Stone Energy Corp.(a)	22,918

Paper Manufacturing - 0.2%
326	Domtar Corp.	23,615

Petroleum and Coal Products Manufacturing - 5.4%
805	BP plc ADR (United Kingdom)	33,858
4,018	Exxon Mobil Corp.	350,771
6,072	HollyFrontier Corp.	244,641
130	Marathon Petroleum Corp.	6,728
232	Western Refining, Inc.	6,489

		642,487

Pipeline Transportation - 0.1%
73	Plains All American Pipeline LP	6,317

Primary Metal Manufacturing - 0.1%
290	Worthington Industries, Inc.	6,061

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	13

Evolution All-Cap Equity Fund

Schedule of Investments

August 31, 2012

Shares		Value
COMMON STOCKS (continued)
Printing and Related Support Activities - 0.2%
2,058	R.R. Donnelley & Sons Co.	$22,597

Professional, Scientific, and Technical Services - 1.8%
7,864	GP Strategies Corp.(a)	157,673
114	Solarwinds, Inc.(a)	6,256
1,113	Unisys Corp.(a)	23,518
4,740	United Online, Inc.	23,605

		211,052

Publishing Industries (except Internet) - 3.4%
1,538	Gannett Co., Inc.	23,470
9,866	Mentor Graphics Corp.(a)	163,085
7,748	Retalix Ltd. (Spain)(a)	158,834
828	SAP AG ADR (Germany)	54,366

		399,755

Rail Transportation - 2.0%
3,376	CSX Corp.	75,825
1,057	Norfolk Southern Corp.	76,590
230	RailAmerica, Inc.(a)	6,302
628	Union Pacific Corp.	76,264

		234,981

Rental and Leasing Services - 0.4%
1,476	Avis Budget Group, Inc.(a)	24,236
645	Rent-A-Center, Inc.	22,756

		46,922

Sporting Goods, Hobby, Musical Instrument, and Book Stores - 1.9%
3,885	Hibbett Sports, Inc.(a)	225,485

Support Activities for Transportation - 2.3%
8,152	Forward Air Corp.	274,070

Telecommunications - 3.8%
771	America Movil SAB de C.V. ADR (Mexico)	19,730
10,285	Blucora, Inc.(a)	158,492
688	BT Group plc ADR (United Kingdom)	23,729
971	China Mobile Ltd. ADR (China)	52,133
5,561	j2 Global, Inc.	163,883
2,675	Telefonica S.A. ADR (Spain)	33,598

		451,565

Shares		Value
Transportation Equipment Manufacturing - 0.5%
584	LeapFrog Enterprises, Inc.(a)	$6,331
1,566	Tata Motors Ltd. ADR (India)	33,074
558	TRW Automotive Holdings Corp.(a)	24,390

		63,795

Utilities - 18.6%
4,921	American Electric Power Co., Inc.	211,554
8,218	Avista Corp.	208,737
382	Cia de Saneamento Basico do Estado de Sao Paulo ADR (Brazil)	32,512
5,100	Cleco Corp.	208,743
3,572	DTE Energy Co.	208,605
3,057	Entergy Corp.	208,121
5,020	IDACORP, Inc.	208,079
7,188	PPL Corp.	210,824
6,555	Public Service Enterprise Group, Inc.	207,531
3,125	Sempra Energy	206,875
4,990	The Laclede Group, Inc.	210,827
2,022	Wisconsin Energy Corp.	76,755

		2,199,163

	TOTAL COMMON STOCKS (Cost $9,741,715)	$9,723,888

INVESTMENT COMPANIES - 7.5%
938	iShares Barclays 20+ Year Treasury Bond Fund	$119,801
5,402	iShares MSCI Pacific ex-Japan Index Fund	234,339
19,210	PowerShares S&P 500 Low Volatility Portfolio	533,270

	TOTAL INVESTMENTS COMPANIES (Cost $866,534)	$887,410

	TOTAL INVESTMENTS (Cost $10,608,249) - 89.8%	$10,611,298
	Other Assets in Excess of Liabilities - 10.2%	1,209,982

	TOTAL NET ASSETS - 100.0%	$11,821,280

Percentages are stated as a percent of net assets.

(a)	Non income producing

The accompanying notes are an integral part of these financial statements.

14	DIREXION ANNUAL REPORT

Evolution Market Leaders Fund

Schedule of Investments

August 31, 2012

Shares		Value
INVESTMENT COMPANIES - 99.1%
123,600	Consumer Staples Select Sector SPDR Fund	$4,382,856
503,700	First Trust Morningstar Dividend Leaders Index Fund	9,494,745
18,900	First Trust NYSE Arca Biotechnology Index Fund(a)	824,040
245,800	Guggenheim Multi-Asset Income Index ETF	5,466,592
86,900	Guggenheim Russell Top 50 ETF	9,095,823
247,500	iShares Dow Jones U.S. Home Construction Index Fund	4,497,075
57,000	iShares Dow Jones U.S. Real Estate Index Fund	3,740,910
228,700	iShares Dow Jones U.S. Telecommunications Sector Index Fund	5,511,670
365,700	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	5,489,157
74,400	iShares FTSE NAREIT Residential Plus Capped Index Fund	3,642,326
47,000	iShares Morningstar Large Core Index Fund	3,794,310
107,000	iShares Morningstar Large Growth Index Fund	8,334,230
23,300	iShares Morningstar Small Growth Index Fund	2,156,695
6,100	iShares Nasdaq Biotechnology Index Fund	831,918
58,900	iShares Russell Midcap Value Index Fund	2,823,077
94,900	iShares Russell Top 200 Growth Index Fund	3,349,970
85,500	iShares S&P 100 Index Fund	5,558,355
162,200	iShares S&P 500 Growth Index Fund	12,419,654

Shares		Value
92,800	iShares S&P Global Telecommunications Sector Index Fund	$5,516,960
56,300	iShares S&P SmallCap 600 Growth Index Fund	4,648,128
32,900	iShares S&P SmallCap 600 Index Fund	2,484,937
16,400	Market Vectors Biotech ETF(a)	835,580
192,400	PowerShares Dynamic Large Cap Growth Portfolio	3,574,792
193,000	PowerShares High Yield Equity Dividend Achievers Portfolio	1,823,850
182,000	PowerShares QQQ Trust	12,405,120
66,100	SPDR S&P 500 Growth ETF	4,379,786
22,800	SPDR S&P 600 Small Cap ETF	1,660,752
26,800	SPDR S&P 600 Small Cap Growth ETF	3,326,416
9,300	SPDR S&P Biotech ETF(a)	823,329
189,100	SPDR S&P Homebuilders ETF	4,460,869
87,000	Vanguard High Dividend Yield ETF	4,309,110
55,900	Vanguard REIT ETF	3,730,207
20,500	Vanguard S&P 500 Growth ETF	1,404,250
46,700	Vanguard Small-Cap ETF	3,639,798
78,400	Vanguard Telecommunication Services ETF	5,553,072
171,400	WisdomTree Equity Income Fund	7,956,388
32,600	WisdomTree MidCap Dividend Fund	1,832,120

	TOTAL INVESTMENT COMPANIES (Cost $161,637,344)	$165,778,867

	TOTAL INVESTMENTS (Cost $161,637,344) - 99.1%	$165,778,867
	Other Assets in Excess of Liabilities - 0.9%	1,575,270

	TOTAL NET ASSETS - 100.0%	$167,354,137

Percentages are stated as a percent of net assets.

(a)	Non income producing

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	15

Evolution Alternative Investment Fund

Schedule of Investments

August 31, 2012

Shares		Value
INVESTMENT COMPANIES - 89.4%
44,520	American Century Long-Short Market Neutral Fund(a)	$464,347
12,200	Consumer Discretionary Select Sector SPDR Fund	555,710
17,200	Consumer Staples Select Sector SPDR Fund	609,912
52,160	Diamond Hill Long-Short Fund(a)	918,534
94,329	DWS Disciplined Market Neutral Fund(a)	895,185
131,101	DWS Enhanced Commodity Strategy Fund	454,921
30,000	EGShares Brazil Infrastructure Index Fund	639,600
8,000	First Trust Consumer Discretionary AlphaDEX Fund	172,640
13,500	First Trust Consumer Staples AlphaDEX Fund	324,810
7,000	First Trust Health Care AlphaDEX Fund	218,050
44,200	First Trust ISE Water Index Fund	1,030,744
40,451	First Trust Specialty Finance & Financial Opportunities Fund	318,754
25,453	Gateway Fund	698,185
63,711	Grant Park Managed Futures Strategy Fund(a)	623,730
12,400	Guggenheim S&P Global Water Index ETF	260,152
63,719	Harbor Commodity Real Return Strategy Fund	477,257
20,393	Hundredfold Select Alternative Fund	482,096
83,865	Invesco Balanced-Risk Allocation Fund	1,083,534
23,200	iPath S&P 500 Dynamic VIX ETN(a)	1,298,968
9,200	iShares Diversified Alternatives Trust(a)	466,992
8,400	iShares Dow Jones U.S. Consumer Services Sector Index Fund	707,532
3,400	iShares Dow Jones U.S. Financial Services Index Fund	181,764
4,800	iShares Dow Jones U.S. Healthcare Providers Index Fund	320,064
54,500	iShares Dow Jones U.S. Home Construction Index Fund	990,265
6,600	iShares Dow Jones U.S. Medical Devices Index Fund	432,036
3,900	iShares Dow Jones U.S. Pharmaceuticals Index Fund	339,144
31,800	iShares Dow Jones U.S. Regional Banks Index Fund	786,096
28,100	iShares Dow Jones U.S. Telecommunications Sector Index Fund	677,210
60,600	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	909,606
3,900	iShares MSCI Austrailia Index Fund	91,533
2,200	iShares MSCI Israel Capped Investable Market Index Fund	81,356
9,600	iShares MSCI Malaysia Market Index Fund	139,488
3,900	iShares MSCI Mexico Investable Market Index Fund	239,382
4,900	iShares MSCI Poland Investable Market Index Fund	119,511

Shares		Value
27,800	iShares MSCI Singapore Market Index Fund	$365,014
5,100	iShares MSCI Thailand Investable Market Index Fund	360,315
11,800	iShares MSCI Turkey Investable Market Index Fund	657,614
2,300	iShares NASDAQ Biotechnology Index Fund	313,674
9,200	iShares S&P 500 Index Fund	1,305,296
21,900	iShares S&P Developed ex-U.S. Property Index Fund	716,349
6,000	iShares S&P Emerging Markets Infrastructure Index Fund	192,480
8,900	iShares S&P Global Financials Sector Index Fund	358,492
3,500	iShares S&P Global Healthcare Sector Index Fund	216,965
30,100	iShares S&P Global Infrastructure Index Fund	1,036,945
2,900	iShares S&P Global Telecommunications Sector Index Fund	172,405
13,000	iShares S&P North American Technology-Multimedia Networking Index Fund	341,770
6,770	Market Vectors Biotech ETF(a)	344,932
2,000	Market Vectors Brazil Small Cap ETF	78,400
11,000	Market Vectors Pharmaceutical ETF(a)	436,315
4,700	Market Vectors Russia ETF	127,135
87,951	MutualHedge Frontier Legends Fund	884,792
22,049	Permanent Portfolio	1,065,633
69,232	PIMCO Commodity Real Return Strategy Fund	476,318
44,700	PowerShares Dynamic Media Portfolio	709,836
9,700	PowerShares Dynamic Pharmaceuticals Portfolio	324,756
6,500	PowerShares Dynamic Retail Portfolio	164,970
4,700	PowerShares Dynamic Software Portfolio(a)	128,028
76,800	PowerShares Global Water Portfolio	1,297,152
8,100	Proshares Ultra Short China 25(a)	226,006
2,400	Proshares Ultra Short Semiconductors(a)	91,536
7,600	Proshares Ultra Short Technology(a)	613,548
37,406	Schooner Fund	893,253
9,700	Schwab U.S. REIT ETF	300,409
10,020	Sierra Core Retirement Fund	235,578
2,300	SPDR Dow Jones REIT ETF	170,315
13,200	SPDR FTSE/Macquarie Global Infrastructure 100 ETF	523,908
3,400	SPDR S&P Biotech ETF(a)	301,002
41,600	SPDR S&P Homebuilders ETF	981,344
7,300	SPDR S&P Insurance ETF	304,410
9,300	SPDR S&P Regional Banking ETF	258,447
9,800	SPDR S&P Retail ETF	600,054
56,632	TFS Market Neutral Fund	868,165
4,400	Technology Select Sector SPDR Fund	134,156
5,500	Vanguard Consumer Discretionary ETF	399,850
4,300	Vanguard Consumer Staples ETF	387,645
4,000	Vanguard Financials ETF	128,240
5,900	Vanguard Global ex-U.S. Real Estate Index ETF	299,425
1,800	Vanguard Information Technology ETF	130,734

The accompanying notes are an integral part of these financial statements.

16	DIREXION ANNUAL REPORT

Evolution Alternative Investment Fund

Schedule of Investments

August 31, 2012

Shares		Value
INVESTMENT COMPANIES (continued)
2,000	Vanguard REIT ETF	$133,460
26,800	WisdomTree Global ex-US Real Estate Fund	752,544

	TOTAL INVESTMENT COMPANIES (Cost $37,441,702) - 89.4%	$38,818,723

	TOTAL INVESTMENTS (Cost $37,441,702) - 89.4%	$38,818,723
	Other Assets in Excess of Liabilities - 10.6%	4,599,712

	TOTAL NET ASSETS - 100.0%	$43,418,435

Percentages are stated as a percent of net assets.

(a)	Non income producing

Long Futures Contracts

August 31, 2012

Contracts		Unrealized Appreciation
117	E-Mini NASDAQ-100® Futures
	Expiring September 2012 (Underlying Face Amount at Market Value $6,487,065)	$156,198

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	17

Statements of Assets and Liabilities

August 31, 2012

	Evolution Managed Bond Fund	Evolution All-Cap Equity Fund
Assets:
Investments, at market value (Note 2)	$67,086,425	$10,611,298
Cash	1,774,561	1,129,353
Receivables:
Fund shares sold	7,640	930
Investment securities sold	1,397,403	109,938
Deposits at broker for futures	95,565	—
Dividends and interest	13,005	26,525

Total assets	70,374,599	11,878,044

Liabilities:
Payables:
Fund shares redeemed	18,862	—
Investment securities purchased	1,136,301	38,738
Due to broker for futures	23,719	—
Variation margin	20,125	—
Accrued investment advisory fees	47,058	8,248
Accrued operating services fees	24,206	3,830
Accrued distribution expense	18,074	4,925
Accrued shareholder servicing fees	10,667	1,023

Total liabilities	1,299,012	56,764

Net Assets	$69,075,587	$11,821,280

Net Assets Consist Of:
Capital stock	$65,975,380	$33,543,557
Undistributed net investment income	134,094	6,186
Accumulated net realized loss	(1,687,731)	(21,731,512)
Net unrealized appreciation (depreciation) on:
Investments	4,697,786	3,049
Futures	(43,942)	—

Total Net Assets	$69,075,587	$11,821,280

Calculation of Net Asset Value Per Share:
Net assets	$69,075,587	$11,821,280
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	3,806,572	910,578
Net asset value, redemption and offering price per share	$18.15	$12.98

Cost of Investments	$62,388,639	$10,608,249

The accompanying notes are an integral part of these financial statements.

18	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

August 31, 2012

	Evolution Market Leaders Fund	Evolution Alternative Investment Fund
Assets:
Investments, at market value (Note 2)	$165,778,867	$38,818,723
Cash	1,761,642	4,501,650
Receivables:
Fund shares sold	47,199	5,359
Investment securities sold	9,982,913	2,732,554
Deposits at broker for futures	—	75,410
Due from broker for futures	—	158,590
Variation margin	—	43,290

Total assets	177,570,621	46,335,576

Liabilities:
Payables:
Due to custodian	250	—
Fund shares redeemed	24,035	15,571
Investment securities purchased	9,954,073	2,842,285
Accrued investment advisory fees	113,419	29,685
Accrued operating services fees	59,045	15,085
Accrued distribution expense	39,366	10,017
Accrued shareholder servicing fees	26,296	4,498

Total liabilities	10,216,484	2,917,141

Net Assets	$167,354,137	$43,418,435

Net Assets Consist Of:
Capital stock	$164,906,589	$49,915,347
Undistributed net investment income	—	72,703
Accumulated net realized loss	(1,693,975)	(8,102,834)
Net unrealized appreciation (depreciation) on:
Investments	4,141,523	1,377,021
Futures	—	156,198

Total Net Assets	$167,354,137	$43,418,435

Calculation of Net Asset Value Per Share:
Net assets	$167,354,137	$43,418,435
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	12,632,330	2,675,040
Net asset value, redemption and offering price per share	$13.25	$16.23

Cost of Investments	$161,637,344	$37,441,702

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	19

Statements of Operations

For the Year Ended August 31, 2012

	Evolution Managed Bond Fund	Evolution All-Cap Equity Fund
Investment Income:
Dividend income (net of foreign withholding tax of $- and $532, respectively)	$2,013,650	$266,256
Interest income	1,594	1,126

Total investment income	2,015,244	267,382

Expenses:
Investment advisory fees	734,487	156,442
Operating services fees	331,581	70,361
Distribution expenses	183,622	39,111
Shareholder servicing fees	110,173	23,466

Total expenses before interest and expenses waived	1,359,863	289,380
Interest on line of credit	11,268	354
Less: Expenses waived by Adviser	(89,157)	(19,649)

Total expenses	1,281,974	270,085

Net investment income (loss)	733,270	(2,703)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	2,440,515	(867,755)
Futures	410,643	(198,490)
Contributions by affiliates (Note 4)	—	3,772

	2,851,158	(1,062,473)

Capital gain distributions from regulated investment companies	192,322	1,563

Change in net unrealized appreciation (depreciation) on:
Investments	534,596	(437,621)
Futures	(50,874)	9,912

	483,722	(427,709)

Net realized and unrealized gain (loss) on investments	3,527,202	(1,488,619)

Net increase (decrease) in net assets resulting from operations	$4,260,472	$(1,491,322)

The accompanying notes are an integral part of these financial statements.

20	DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2012

	Evolution Market Leaders Fund	Evolution Alternative Investment Fund
Investment Income:
Dividend income (net of foreign withholding tax of $- and $19, respectively)	$2,289,244	$716,433
Interest income	12,579	5,274

Total investment income	2,301,823	721,707

Expenses:
Investment advisory fees	1,509,141	452,699
Operating services fees	668,134	199,885
Distribution expenses	377,285	113,175
Shareholder servicing fees	226,371	67,905

Total expenses before interest and expenses waived	2,780,931	833,664
Interest on line of credit	2,935	649
Less: Expenses waived by Adviser	(216,093)	(66,159)

Total expenses	2,567,773	768,154

Net investment loss	(265,950)	(46,447)

Realized and unrealized gain (loss) on investments:
Net realized gain on:
Investments	2,632,243	115,585
Futures	—	1,839,595
Swaps	—	27,433
Contributions by affiliates (Note 4)	—	45,396

	2,632,243	2,028,009

Capital gain distributions from regulated investment companies	—	96,470

Change in net unrealized appreciation on:
Investments	2,137,948	961,681
Futures	—	168,044

	2,137,948	1,129,725

Net realized and unrealized gain on investments	4,770,191	3,254,204

Net increase in net assets resulting from operations	$4,504,241	$3,207,757

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	21

Statements of Changes in Net Assets

	Evolution Managed Bond Fund		Evolution All-Cap Equity Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$733,270	$980,697	$(2,703)	$(175,840)
Net realized gain (loss) on investments	2,851,158	137,911	(1,062,473)	325,471
Capital gain distributions from regulated investment companies	192,322	238,086	1,563	—
Change in net unrealized appreciation (depreciation) on investments	483,722	84,901	(427,709)	286,381

Net increase (decrease) in net assets resulting from operations	4,260,472	1,441,595	(1,491,322)	436,012

Distributions to shareholders:
Net investment income	(1,262,242)	(911,640)	—	—

Total distributions to shareholders	(1,262,242)	(911,640)	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions(a)	2,935,155	9,853,046	(7,132,367)	8,654,112

Total increase (decrease) in net assets	5,933,385	10,383,001	(8,623,689)	9,090,124

Net assets:
Beginning of year	63,142,202	52,759,201	20,444,969	11,354,845

End of year	$69,075,587	$63,142,202	$11,821,280	$20,444,969

Undistributed net investment income, end of year	$134,094	$573,365	$6,186	$—

(a)	Summary of capital share transactions is as follows:

	Evolution Managed Bond Fund				Evolution All-Cap Equity Fund
	Year Ended August 31, 2012		Year Ended August 31, 2011		Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Shares sold	13,277,179	$234,926,811	8,332,132	$142,306,590	1,138,362	$15,474,078	2,407,735	$36,266,754
Shares issued in reinvestment of distributions	71,589	1,262,232	54,021	911,640	—	—	—	—
Shares redeemed	(13,141,151)	(233,253,888)	(7,795,613)	(133,365,184)	(1,698,370)	(22,606,445)	(1,880,397)	(27,612,642)

Net increase (decrease)	207,617	$2,935,155	590,540	$9,853,046	(560,008)	$(7,132,367)	527,338	$8,654,112

The accompanying notes are an integral part of these financial statements.

22	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Evolution Market Leaders Fund		Evolution Alternative Investment Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(265,950)	$(939,360)	$(46,447)	$(432,839)
Net realized gain (loss) on investments	2,632,243	555,858	2,028,009	(587,003)
Capital gain distributions from regulated investment companies	—	306,237	96,470	437,775
Change in net unrealized appreciation (depreciation) on investments	2,137,948	4,002,000	1,129,725	(555,052)

Net increase (decrease) in net assets resulting from operations	4,504,241	3,924,735	3,207,757	(1,137,119)

Distributions to shareholders:
Net investment income	—	(242,010)	—	—

Total distributions to shareholders	—	(242,010)	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions(a)	29,881,409	35,700,458	(1,571,852)	10,794,891

Total increase in net assets	34,385,650	39,383,183	1,635,905	9,657,772

Net assets:
Beginning of year	132,968,487	93,585,304	41,782,530	32,124,758

End of year	$167,354,137	$132,968,487	$43,418,435	$41,782,530

Undistributed net investment income, end of year	$—	$—	$72,703	$—

(a)	Summary of capital share transactions is as follows:

	Evolution Market Leaders Fund				Evolution Alternative Investment Fund
	Year Ended August 31, 2012		Year Ended August 31, 2011		Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	21,180,265	$277,289,289	11,322,168	$158,854,601	5,405,430	$84,721,995	4,757,580	$77,961,447
Shares issued in reinvestment of distributions	—	—	17,176	242,010	—	—	—	—
Shares redeemed	(18,894,813)	(247,407,880)	(8,843,764)	(123,396,153)	(5,462,885)	(86,293,847)	(4,146,064)	(67,166,556)

Net increase (decrease)	2,285,452	$29,881,409	2,495,580	$35,700,458	(57,455)	$(1,571,852)	611,516	$10,794,891

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	23

Financial Highlights

August 31, 2012

													Ratios to Average Net Assets
	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/Period	Total Return[3]		Net Assets, End of Year/Period (,000)	Total Expenses[1]	Net Expenses[1]	Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[1]		Portfolio Turnover Rate[4]
Evolution Managed Bond Fund
Year Ended August 31, 2012	$17.54	$0.18	$0.64	$0.82	$(0.21)	$—	$—	$(0.21)	$18.15	4.74%		$69,076	1.87%	1.75%	1.00%		496%
Year ended August 31, 2011	17.54	0.25	(0.02)	0.23	(0.23)	—	—	(0.23)	17.54	1.36%		63,142	1.91%	1.91%	1.48%		506%
Year ended August 31, 2010	16.57	0.34	0.93	1.27	(0.30)	—	—	(0.30)	17.54	7.78%		52,759	1.91%	1.91%	2.02%		390%
Year ended August 31, 2009	16.41	0.37	0.12	0.49	(0.33)	—	—	(0.33)	16.57	3.04%		47,765	1.88%	1.87%	2.32%		425%
Year ended August 31, 2008	16.83	0.59	(0.30)	0.29	(0.71)	—	—	(0.71)	16.41	1.78%		26,242	1.90%	1.75%	3.51%		439%
Evolution All-Cap Equity Fund
Year Ended August 31, 2012	13.90	—	(0.92)	(0.92)	—	—	—	—	12.98	(6.62%	)[5]	11,821	1.85%	1.73%	(0.01%	)	1,542%
Year ended August 31, 2011	12.04	(0.14)	2.00	1.86	—	—	—	—	13.90	15.45%		20,445	1.90%	1.90%	(0.96%	)	1,415%
Year ended August 31, 2010	14.83	(0.09)	(2.70)	(2.79)	—	—	—	—	12.04	(18.81%	)	11,355	1.90%	1.90%	(0.65%	)	1,677%
Year ended August 31, 2009	18.55	(0.07)	(3.65)	(3.72)	—	—	—	—	14.83	(20.05%	)	43,472	1.87%	1.85%	(0.48%	)	1,977%
Year ended August 31, 2008	24.31	(0.06)	(1.96)	(2.02)	—	(3.74)	—	(3.74)	18.55	(10.07%	)	35,137	1.84%	1.75%	(0.27%	)	1,374%
Evolution Market Leaders Fund
Year Ended August 31, 2012	12.85	(0.02)	0.42	0.40	—	—	—	—	13.25	3.11%		167,354	1.84%	1.70%	(0.18%	)	1,315%
Year ended August 31, 2011	11.92	(0.11)	1.07	0.96	(0.03)	—	—	(0.03)	12.85	8.04%		132,968	1.90%	1.90%	(0.76%	)	781%
Year ended August 31, 2010	11.35	(0.04)	0.64	0.60	(0.03)	—	—	(0.03)	11.92	5.29%		93,585	1.90%	1.90%	(0.33%	)	1,239%
Year ended August 31, 2009	16.68	(0.02)	(5.31)	(5.33)	—	—	—	—	11.35	(31.95%	)	45,077	1.95%	1.90%	(0.16%	)	1,697%
Year ended August 31, 2008	18.80	0.07	(2.10)	(2.03)	(0.06)	—	(0.03)	(0.09)	16.68	(10.86%	)	17,298	1.96%	1.75%	0.38%		1,191%
Evolution Alternative Investment Fund
Year Ended August 31, 2012	15.29	(0.02)	0.96	0.94	—	—	—	—	16.23	6.15%	[6]	43,418	1.84%	1.70%	(0.10%	)	1,095%
Year ended August 31, 2011	15.15	(0.15)	0.29	0.14	—	—	—	—	15.29	0.92%		41,783	1.90%	1.90%	(0.95%	)	1,073%
Year ended August 31, 2010	15.52	(0.10)	(0.25)	(0.35)	(0.02)	—	—	(0.02)	15.15	(2.26%	)	32,125	1.90%	1.90%	(0.66%	)	879%
Year ended August 31, 2009	17.63	(0.02)	(1.47)	(1.49)	(0.62)	—	—	(0.62)	15.52	(8.35%	)	20,102	1.99%	1.90%	(0.10%	)	785%
Year ended August 31, 2008	20.48	0.45	(2.60)	(2.15)	(0.06)	(0.64)	—	(0.70)	17.63	(10.77%	)	25,037	1.89%	1.75%	2.32%		777%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]	The Adviser made a contribution due to a trading error. The total return would not be affected had the contribution not been made.
[6]	The Adviser made a contribution due to a trading error. If the contribution had not been made, the total return would have been 0.13% lower.

24	DIREXION ANNUAL REPORT

Direxion Funds

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2012

1.	ORGANIZATION

Direxion Funds (the “Trust”) was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 23 series in operation of which four are included in this report, the Evolution Managed Bond Fund, the Evolution All-Cap Equity Fund, the Evolution Market Leaders Fund and the Evolution Alternative Investment Fund (each a “Fund” and collectively, the “Funds”). Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.

The Evolution Managed Bond Fund seeks high appreciation on an annual basis consistent with a high tolerance for risk by investing at least 80% of its assets (plus any borrowing for investment purposes) in fixed-income securities indirectly through securities that invest in or are a derivative of fixed-income securities, including exchange traded funds (ETFs), unit investment trusts and closed-end and open-end investment companies. The Evolution All-Cap Equity Fund seeks high appreciation on an annual basis consistent with a high tolerance for risk by investing at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities either directly through individual stocks and American Depository Receipts (ADRs) or indirectly through securities that invest in or are a derivative of equity securities. The Evolution Market Leaders Fund seeks high appreciation on an annual basis consistent with a high tolerance for risk by typically investing primarily in equity securities either directly or indirectly through individual stocks and ADRs or indirectly through securities that invest in or are a derivative of equity securities. The Evolution Alternative Investment Fund seeks high total return on an annual basis with the S&P 500® Index consistent with a high tolerance for risk by investing primarily in securities, including dividend-paying equities or interest bearing fixed income securities, having a low or negative correlation with the S&P 500® Index (collectively, “alternative securities”) or indirectly through securities that invest in or are a derivative of alternative securities.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by a Fund will be determined as of the time a Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). Equity securities and ETFs are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Investments in open-end mutual funds are valued at their respective quoted NAVs on the valuation dates. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Swap contracts are valued using the closing price of the underlying reference entity. Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by the Fund’s pricing service by using the mean prices or, if such prices are unavailable, by a matrix pricing method. Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Fund’s pricing service provides valuation that in the judgment of Rafferty Asset Management, LLC (the “Adviser”) does not represent fair value, or the Fund or Adviser believes the market price is stale will be fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – Each Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued

DIREXION ANNUAL REPORT	25

interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Funds follow authoritative standards of accounting for repurchase agreements which modify the criteria for determining effective control of transferred assets and as a result certain repurchase agreements may now be accounted for as secured borrowings. During the year ended August 31, 2012, the Funds did not enter into transactions that were deemed secured borrowings. The Funds were not invested in repurchase agreements at August 31, 2012.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). The Funds enter into netting agreements with the counterparty. These agreements calculate the obligations of the parties on a “net basis”. The Funds do not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such netting agreements. The Funds’ obligations are accrued daily (offset by any amounts owed to the Funds).

In a “long” swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amount. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

The Funds collateralize swap agreements with cash and certain securities as indicated on the Schedule of Investments of each of the Funds, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by a Fund. The Funds do not net collateral on the Statements of Assets and Liabilities. In the event of a default by the counterparty, the Funds will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Funds are collateralized daily directly to Funds while amounts expected to be owed to the counterparty are collateralized daily in a segregated account at the Custodian.

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty can not meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain

26	DIREXION ANNUAL REPORT

counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances included agreed upon net asset value and performance-based thresholds.

The Funds were not invested in swap contracts at August 31, 2012.

d) Short Positions – Each Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of short positions may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Funds were not invested in short positions at August 31, 2012.

e) Stock Index Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Funds were not invested in options on futures contracts at August 31, 2012.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate all cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in options or options on futures contracts at August 31, 2012. The Evolution Managed Bond Fund was invested in short futures contracts, and the Evolution Alternative Investment Fund was invested in long futures contracts, at August 31, 2012.

g) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

h) Security Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

i) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes and excise taxes. No provision for federal income taxes has been made.

DIREXION ANNUAL REPORT	27

j) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund’s respective daily net assets. For additional discussion on expenses refer to Note 4.

k) Distributions to Shareholders – Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions for the Funds during the years ended August 31, 2012 and August 31, 2011 were as follows:

	Evolution Managed Bond Fund		Evolution All-Cap Equity Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Distributions paid from:
Ordinary Income	$1,262,242	$911,640	$—	$—
Long-Term Capital Gains	—	—	—	—
Return of Capital	—	—	—	—

Total Distributions paid	$1,262,242	$911,640	$—	$—

	Evolution Market Leaders Fund		Evolution Alternative Investment Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Distributions paid from:
Ordinary Income	$—	$242,010	$—	$—
Long-Term Capital Gains	—	—	—	—
Return of Capital	—	—	—	—

Total Distributions paid	$—	$242,010	$—	$—

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2012. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

As of August 31, 2012, the components of distributable earnings of the Funds on a tax basis were as follows:

	Evolution Managed Bond Fund	Evolution All-Cap Equity Fund	Evolution Market Leaders Fund	Evolution Alternative Investment Fund
Tax cost of investments	$63,447,561	$10,735,022	$163,412,487	$38,253,712
Gross unrealized appreciation	4,697,786	190,145	4,313,976	1,482,422
Gross unrealized depreciation	(1,058,922)	(313,869)	(1,947,596)	(917,411)

Net unrealized appreciation/(depreciation)	$3,638,864	$(123,724)	$2,366,380	$565,011

Undistributed ordinary income	134,094	6,186	12,983	72,703
Undistributed long-term capital gain	—	—	68,185	—

Total distributable earnings	134,094	6,186	81,168	72,703

Other accumulated loss	(672,751)	(21,604,739)	—	(7,180,022)

Total accumulated earnings/(loss)	$3,100,207	$(21,722,277)	$2,447,548	$(6,542,308)

28	DIREXION ANNUAL REPORT

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, qualified late year loss deferrals and/or unrealized gain/(loss) on derivative positions.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and realized gain and losses under GAAP and tax reporting:

	Net Investment Income	Realized Loss	Capital Stock
Evolution Managed Bond Fund	$89,701	$(89,703)	$2
Evolution All-Cap Equity Fund	8,889	(49,117)	40,228
Evolution Market Leaders Fund	265,950	(1,463,409)	1,197,459
Evolution Alternative Investment Fund	119,150	(119,150)	—

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to net operating losses, dividend reclasses, PFIC sale adjustments and dividends on redemption adjustments with differing book and tax methods.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, August 31, 2012. Qualified late year ordinary losses are specified losses generally incurred between January 1 and the end of their fiscal year, August 31, 2012.

At August 31, 2012, the following Funds deferred, on a tax basis, qualified late year losses of:

Post-October Capital Losses
Evolution Managed Bond Fund	$—
Evolution All-Cap Equity Fund	(1,330,999)
Evolution Market Leaders Fund	—
Evolution Alternative Investment Fund	—

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

At August 31, 2012, the following Funds had capital loss carryforwards on a tax basis of:

	Capital Losses Expiring
	8/31/2016	8/31/2017	8/31/2018	8/31/2019	ST Indefinite
Evolution Managed Bond Fund	$—	$(672,751)	$—	$—	$—
Evolution All-Cap Equity Fund	(3,893,085)	(8,377,957)	(4,229,896)	(2,414,502)	(1,358,300)
Evolution Market Leaders Fund	—	—	—	—	—
Evolution Alternative Investment Fund	(311,556)	(6,768,541)	—	(99,925)	—

Capital Loss Utilized in Current Year:
Evolution Managed Bond Fund	$2,444,581
Evolution Alternative Investment Fund	720,026

DIREXION ANNUAL REPORT	29

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds’ financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2012, open Federal and state income tax years include the tax years ended August 31, 2009, August 31, 2010, August 31, 2011 and August 31, 2012. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

l) Credit Facility – U.S. Bank, N.A. (“U.S. Bank”) has made available to the Funds a credit facility pursuant to a Line of Credit Agreement (“Line of Credit”) for meeting redemption requests. The following Funds utilized the Line of Credit during the year ended August 31, 2012:

	Available Borrowing (Lesser of 33 1/3% of Fund's Net Assets or)	Outstanding Balance as of August 31, 2012	Maximum Amount Outstanding during the Year Ended August 31, 2012	Average Daily Balance	Interest Expense	Borrowings Charged Interest At
Evolution Managed Bond Fund	$13,000,000	$—	$13,000,000	$403,068	$11,268	Prime Rate less 1/2%
Evolution All-Cap Equity Fund	2,500,000	—	2,500,000	12,667	354	Prime Rate less 1/2%
Evolution Market Leaders Fund	22,000,000	—	11,259,000	104,973	2,935	Prime Rate less 1/2%
Evolution Alternative Investment Fund	8,500,000	—	8,500,000	23,224	649	Prime Rate less 1/2%

m) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds’ maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

n) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the year ended August 31, 2012, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) were:

	Purchases	Sales
Evolution Managed Bond Fund	$352,915,877	$350,443,542
Evolution All-Cap Equity Fund	213,634,157	217,622,719
Evolution Market Leaders Fund	1,756,316,779	1,678,138,907
Evolution Alternative Investment Fund	390,898,881	366,088,219

30	DIREXION ANNUAL REPORT

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to each Fund’s average daily net assets at the annual rates presented below:

Evolution Managed Bond Fund	1.00%
Evolution All-Cap Equity Fund	1.00%
Evolution Market Leaders Fund	1.00%
Evolution Alternative Investment Fund	1.00%

Effective December 29, 2011, the Adviser has contractually agreed to waive a portion of each Fund’s investment advisory fees at an annual rate of 0.20% of the Fund’s average daily net assets through February 1, 2013. In addition, the Adviser has entered into sub-advisory agreements relating to the Funds whereby the sub-advisor, Flexible Plan Investments, Ltd., will direct investment activities of the Funds. The Adviser pays, out of the management fees it receives from the Funds, a fee for these sub-advisory services.

Operating Services Agreement: The Funds have entered into an Operating Services Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds.

In consideration for the services rendered pursuant to the Agreement, the Funds will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee. The monthly fee is calculated on an annualized basis on the average net assets of each Fund and the below amount:

Evolution Managed Bond Fund	0.42%
Evolution All-Cap Equity Fund	0.42%
Evolution Market Leaders Fund	0.42%
Evolution Alternative Investment Fund	0.42%

These amounts were lowered from 0.50% to 0.42% effective December 29, 2011.

Distribution Expenses: Shares of the Funds are subject to an annual Rule 12b-1 fee equal to 0.25% of the average daily net assets.

Shareholder Servicing Fees: The Board has also authorized each Fund’s shares to pay a shareholder servicing fee of 0.15% of each Fund’s average daily net assets. The Trust, on behalf of each Fund, pays the fee to financial institutions and other persons who provide services for and maintain shareholder accounts.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Funds, and acts as the Funds’ distributor in a continuous public offering of the Funds’ shares. There were no Rule 12b-1 fees retained by the Distributor for the year ended August 31, 2012. The Distributor is an affiliate of the Adviser.

During the year ended August 31, 2012, the Adviser contributed $3,772 to the Evolution All-Cap Equity Fund due to a trading error and $45,396 to the Evolution Alternative Investment Fund due to a trading error. These contributions are reflected on the respective Statement of Operations as Contributions from Affiliates and the effects of these contributions are presented on the Financial Highlights.

5.	VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities

DIREXION ANNUAL REPORT	31

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The follow is a summary of the inputs used to value the Funds’ net assets as of August 31, 2012:

	Evolution Managed Bond Fund
Asset Class	Level 1	Level 2	Level 3	Total
Investment Companies — Fixed Income	$67,086,425	$—	$—	$67,086,425
Other Financial Instruments*	(43,942)	—	—	(43,942)

	Evolution All-Cap Equity Fund
Asset Class	Level 1	Level 2	Level 3	Total
Equity Securities	$9,723,888	$—	$—	$9,723,888
Investment Companies — Equity	767,609	—	—	767,609
Investment Companies — Fixed Income	119,801	—	—	119,801

	Evolution Market Leaders Fund
Asset Class	Level 1	Level 2	Level 3	Total
Investment Companies — Equity	$165,778,867	$—	$—	$165,778,867

	Evolution Alternative Investment Fund
Asset Class	Level 1	Level 2	Level 3	Total
Investment Companies — Equity	$38,818,723	$—	$—	$38,818,723
Other Financial Instruments*	156,198	—	—	156,198

For further detail on each asset class, see the Schedule of Investments.

*	Other financial instruments include futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds also follow authoritative accounting standards which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitiative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the year ended August 31, 2012. The Funds held no Level 3 securities during the years ended August 31, 2011 and August 31, 2012. It is the Funds’ policy to recognize transfers into Level 3 at the value as of the beginning of the period.

6.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of August 31, 2012, the Evolution Managed Bond Fund and Evolution Alternative Investment Fund were invested in futures contracts.

32	DIREXION ANNUAL REPORT

At August 31, 2012, the fair value of derivatives instruments were as follows:

Asset Derivatives[1]
		Interest Rate Risk	Equity Risk	Total
Evolution Alternative Investment Fund	Futures contracts*	$—	$156,198	$156,198

[1]	Statement of Assets and Liabilities location: Variation margin receivable.

*	Cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.

Only current day's variation margin, if any, is reported within the Statement of Assets and Liabilities.

Liability Derivatives[1]
		Interest Rate Risk	Equity Risk	Total
Evolution Managed Bond Fund	Futures contracts*	$43,942	$—	$43,942

[1]	Statement of Assets and Liabilities location: Variation margin payable.

*	Cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.

Only current day's variation margin, if any, is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended August 31, 2012, were as follows:

		Interest rate risk	Equity risk	Total
Evolution Managed Bond Fund	Net Realized gain (loss)[1]
	Futures contracts	$410,643	$—	$410,643
	Change in net unrealized appreciation (depreciation)[2]
	Futures contracts	(50,874)	—	(50,874)
Evolution All-Cap Equity Fund	Net Realized gain (loss)[1]
	Futures contracts	—	(198,490)	(198,490)
	Change in net unrealized appreciation (depreciation)[2]
	Futures contracts	—	9,912	9,912
Evolution Alternative Investment Fund	Net Realized gain (loss)[1]
	Futures contracts		1,839,595	1,839,595
	Swap contracts	—	27,433	27,433
	Total realized gain (loss)	—	1,867,028	1,867,028
	Change in net unrealized appreciation (depreciation)[2]
	Futures contracts		168,044	168,044

[1]	Statement of Operations location: Net realized gain (loss) on futures and swaps.
[2]	Statement of Operations location: Change in unrealized appreciation (depreciation) on futures.

For the year ended August 31, 2012, the volume of the derivatives held by the Funds were as follows:

	Quarterly average gross notional amounts
	Long Futures Contracts	Short Futures Contracts
Evolution Managed Bond Fund	$1,173,216	$1,833,790
Evolution All-Cap Equity Fund	385,806	2,385,684
Evolution Alternative Investment Fund	3,642,665	1,996,888

DIREXION ANNUAL REPORT	33

The Funds utilized this volume of derivatives as a substitute for investing in comparable positions in underlying securities and/or as a means to limit exposures of the Funds’ position. During the year ended August 31, 2012, the Evolution Managed Bond Fund and the Evolution Alternative Investment Fund maintained a consistent volume of its investments in futures contracts. These investments in futures contracts shifted between long and short contracts as market conditions dictated. The Evolution All-Cap Equity Fund held short futures contracts towards the first half of the year. Additionally, the Evolution Alternative Investment Fund invested in short equity swap contracts. This volume of swaps was minimal during the year ended August 31, 2012.

7.	SUBSEQUENT EVENTS

The Funds follow authoritative standards of accounting for and disclosure of events that occur after the Statements of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

34	DIREXION ANNUAL REPORT

Direxion Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Direxion Funds:

We have audited the accompanying statements of assets and liabilities of the Evolution Managed Bond Fund, Evolution All-Cap Equity Fund, Evolution Market Leaders Fund, and Evolution Alternative Investment Fund (four of the series of the Direxion Funds) (the “Funds”), including the schedules of investments, as of August 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds at August 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 26, 2012

DIREXION ANNUAL REPORT	35

Additional Information

(Unaudited)

For the year ended August 31, 2012, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of dividends declared from ordinary income designated as qualified income was 0% for the Evolution Managed Bond Fund.

For corporate shareholders, the amount of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2012 was 0% for the Evolution Managed Bond Fund.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

36	DIREXION ANNUAL REPORT

Investment Advisory and Subadvisory Agreements Approvals (Unaudited)

Provided below is a summary of certain of the factors the Board considered at its August 15, 2012 Board meeting in renewing, as applicable: (1) the Advisory Agreement between Rafferty Asset Management (“Rafferty”) and the Direxion Funds (the “Trust”), on behalf of the Evolution All-Cap Equity Fund, Evolution Alternative Investment Fund, Evolution Managed Bond Fund and Evolution Market Leaders Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust; and (2) the Subadvisory Agreement between Rafferty and Flexible Plan Investments, Inc. (“Flexible”) on behalf of the Funds. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory or Subadvisory Agreement (each an “Agreement” and collectively, the “Agreements”) and each Trustee may have afforded different weight to the various factors.

In determining whether to approve the continuance of the Agreements, the Board considered the best interests of each Fund separately. In addition, the Board noted that the Trustees had considered various reports and information provided throughout the year at their regular Board meetings and otherwise, and that the Independent Board members had met separately on August 7, 2012, to consider these specific contract renewals. While the Agreements for all of the Funds were considered at the same Board meeting, the Board considered each Fund’s investment advisory and subadvisory relationship separately. In each instance, the Board considered, among others, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to Rafferty or Flexible, if such information was provided; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty and Flexible with other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Rafferty or Flexible from its relationship with the Funds.

Nature, Extent and Quality of Services Provided. The Board reviewed the nature, extent and quality of the services provided or to be provided under the Advisory Agreement by Rafferty. The Board noted that Rafferty has provided services to the Trust since its inception and has developed an expertise in managing the Funds. The Board also noted that Rafferty trades efficiently with low commission schedules, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Funds and meet its expense reimbursement obligations, if any. The Board also considered that Rafferty utilizes the services of an independent compliance consulting firm and that reports from the chief compliance officer are provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds’ service providers and Flexible. Regarding the Subadvisory Agreement with Flexible, the Board noted that Flexible utilizes the Funds as the primary investments for its separate account clients. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty and Flexible to the Funds under the Agreements were fair and reasonable.

Performance of the Funds. The Board evaluated the performance of each Fund relative to: (1) its benchmark index for year-to-date, one-year and since inception periods ended June 30, 2012, where applicable; and (2) the average performance of the relevant Morningstar peer fund universe for monthly and annual periods ended June 30, 2012.

With respect to the Evolution All-Cap Equity Fund, the Board considered management’s description of the performance of the Morningstar universe of long/short equity funds. The Board also considered that as of June 30, 2012, the Fund underperformed the average of its relevant Morningstar peer funds for all periods presented. In this regard, the Board noted Flexible’s representation that the Fund’s long-term underperformance was in part due to unusually high market volatility in the third quarter of 2011 which led to defensive fund basket selections that caused the Fund to underperform in fourth quarter of 2011 and the first quarter of 2012.

With respect to the Evolution Alternative Investment Fund, the Board considered management’s description of the performance of the Morningstar universe of multi-alternative funds. The Board also considered that as of June 30, 2012, the Fund outperformed the average of its relevant Morningstar peer funds for the year-to-date and one-year periods, but underperformed for the three-year and five-year periods. In this regard, the Board noted Flexible’s representation that the Fund’s overweighting in the energy alternatives and other growth-focused sectors can be attributed to losses experienced during the third quarter of 2011. The Board also noted Flexible’s representation that, as a result of such issues, Flexible has added an additional hedge to the Fund portfolio which improved the Fund’s performance in the first quarter of 2012.

DIREXION ANNUAL REPORT	37

With respect to the Evolution Managed Bond Fund, the Board considered management’s description of the performance of the Morningstar universe of intermediate-term bond funds. The Board also considered that as of June 30, 2012, the Fund outperformed the average of its relevant Morningstar peer funds for the year-to-date and one-year periods, but underperformed for the three-year and five-year periods. In this regard, the Board noted Flexible’s representation that the Fund’s underperformance was in part due to the Fund’s reliance on strong trends in the bond market which did not materialize over the last year.

With respect to the Evolution Market Leaders Fund, the Board considered management’s description of the performance of the Morningstar universe of world-stock funds. The Board also considered that as of June 30, 2012, the Fund underperformed the average of its relevant Morningstar peer funds for all periods presented. In this regard, the Board noted Flexible’s representation that the Fund’s underperformance was in part due to the fact that market volatility was not conducive to the Fund’s asset class and sector methodology resulting in its underperformance.

Costs of Services Provided to the Funds and Profits Realized. The Board considered the overall fees paid to Rafferty on an annual basis since each Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. The Board also considered the fees that Rafferty charges for the services that it provides to a pooled trading vehicle for domestic hedge funds. In addition, the Board considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Advisory Agreement were fair and reasonable.

In considering the fees paid by Rafferty to Flexible, the Board noted that the Evolution Funds are offered to Flexible’s clients in wrap account advisory programs. The Board also noted that, in some cases, Flexible uses the fees it receives from the Funds to reduce the asset-based fees that it charges clients for providing investment advisory services. In addition, the Board discussed management fee waivers for the Funds implemented by Rafferty at the Board’s request. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreements were fair and reasonable.

Economies of Scale. The Board considered Rafferty’s representation that it believes that asset levels at this time are not sufficient to achieve economies of scale or warrant a reduction in fee rates or the addition of breakpoints. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the reduction in fee rates or additions of breakpoints were not necessary at this time.

Other Benefits. The Board considered Rafferty’s representation that its relationship with the Funds may help to facilitate Rafferty’s ability to attract business to its non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. In addition, the Board considered that Flexible has greater access to certain trust platforms due to its subadvisory services to the Funds. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits were fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreements for the Funds were fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreements.

38	DIREXION ANNUAL REPORT

Direxion Funds

TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 70	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	23	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly, Byrne Securities Inc.), 1992 – present.	141	None.

Gerald E. Shanley III Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979 – present.	141	None.

John Weisser Age: 70	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	141	Director, MainStay VP Fund Series, The MainStay Funds, The MainStay Funds Trust; Director ICAP Funds, Inc; Director, Eclipse Funds, Inc., Eclipse Funds; (66 Funds Total)

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 23 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 47 of the 117 funds currently registered with the SEC.

DIREXION ANNUAL REPORT	39

Direxion Funds

TRUSTEES AND OFFICERS

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill(1) Age: 44	President; Chief Operating Officer and Chief Investment Officer	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	117	N/A

Christopher Lewis Age: 42	Chief Compliance Officer(3)	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009 – present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A

Patrick J. Rudnick 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 39	Principal Financial Officer and Treasurer	One Year; Since 2010	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 36	Secretary(3)	One Year; Since 2011

Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP, May – August 2008; Vice President, U.S. Bancorp Fund Services, LLC, November

2003 – August 2007.

				N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 23 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 47 of the 117 funds currently registered with the SEC.

(3)	Effective September 1, 2012, Ms. Brickl replaced Mr. Lewis as Chief Compliance Officer.

40	DIREXION ANNUAL REPORT

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41

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42

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,

•	Mail, e-mail, the telephone and our website, and

•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the annual report.

PN-1

ANNUAL REPORT AUGUST 31, 2012

Advisor

Rafferty Asset Management, LLC

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

Sub-Advisor

Flexible Plan Investments, Ltd.

3883 Telegraph Road

Bloomfield Hills, MI 48302

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.

1555 RiverCenter Dr., Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Ave., 3rd Floor

Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT AUGUST 31, 2012

HCM Freedom Fund

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, New York 10019

(800) 851-0511

Help Preserve the Environment – Go Green!

Go paperless with Direxion e-Delivery – a service allowing shareholders to reduce clutter with full online access to regulatory documents. Begin the preservation process with e-delivery.

With Direxion e-Delivery you can:

•	Receive email notifications when your most recent shareholder communications are available for review.
•	Access prospectuses, annual reports and semiannual reports online.

It’s easy to enroll:

1.	Visit www.direxionfunds.com/edelivery

2.	Follow the simple enrollment instructions

If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

LETTERS TO SHAREHOLDERS

Dear Shareholders,

This Annual Report for the HCM Freedom Fund covers the period from September 1, 2011 to August 31, 2012 (the “Annual Period”). Horizon Capital Management, Inc. serves as the sub-advisor to the Fund. During the Annual Period broad equity markets were strong, as the S&P 500 Index gained approximately 18%. Heightened levels of volatility characterized the early phase of the period as markets struggled to regain solid footing after the U.S. Government debt ceiling crisis in August 2011. However, concerns abated and markets rallied from December into the Spring. Although fears related to the ongoing sovereign debt crisis in Europe re-emerged causing equity markets to pull back from their highs during April and May. Markets again rallied late in the period as the U.S. Federal Reserve (“the Fed”) stood by its easy money policy and pledged to retain very low interest rates for an extended period of time. The U.S. Dollar was strong throughout the period, although opposing pressures – both from the Fed domestically and the European macro-environment abroad – added volatility to foreign exchange markets. Oil was volatile throughout the period, as structural changes sweeping across Northern Africa and the Middle East drove prices up, while concerns over global economic growth held prices back. The price for a barrel of oil rose as high as $110 in March 2012 after seeing lows of $75 in October 2011, before trading in the high $70 range again in the early summer 2012, and then settling at $95 per barrel at the end of the period.

Equities:

The Annual Period saw strong equity returns due to a perceived, improving global economy, as well as continuous European Central Bank and Fed actions. At the end of 2011 and into the first quarter of 2012, equities were supported by encouraging signs that the U.S. economy had turned a corner. Jobless claims had dropped to a four-year low, and both corporate earnings and housing starts figures continued to show upside. The second quarter of 2012 saw the only downtrend during the Annual Period, as Europe led global equities in a substantial drop, underperforming against bonds and the safe-haven of the U.S. Dollar. With a continued rally in equities through the end of this Annual Period, investors will look towards the upcoming U.S. Presidential election to be a test of where market risk appetite for equities truly lies.

Fixed Income:

Interest rates remained at record lows. The Fed stood strong on low interest rates in an attempt to stimulate the economy and help revive the housing market. As a result, low long-term interest rates have sparked rising housing-start figures throughout 2012.

The HCM Freedom Fund is benchmarked to the S&P 500 Index. The Fund returned 4.92% during the Annual Period, as compared to the benchmark’s return of 18.00%. The portfolio management team has taken a reserved view on the economy as a whole. As a result, the Fund followed a large cash position near year-end 2011 with positions in low-risk, fixed-income type instruments, seeking capital appreciation and low volatility. In addition, the Fund utilized equity index futures in an attempt to capitalize on short-term trends in the marketplace though these positions adversely impacted performance.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Best Regards,

Daniel O’Neill Chief Investment Officer	Dexter Lyons Horizon Capital Management, Inc.	Mark Thomas Horizon Capital Management, Inc.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

4	DIREXION ANNUAL REPORT

The views in this report were those of the Adviser as of August 31, 2012 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com.

The total annual fund operating expense ratio of the HCM Freedom Fund, net of any fee, waivers or expense reimbursements is 2.93%.

The total annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses that the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual operating expense ratio would be 2.35%.

Distributed by: Rafferty Capital Markets, LLC

Date of First Use: October 26, 2012

DIREXION ANNUAL REPORT	5

HCM Freedom Fund

Performance Summary

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
HCM Freedom Fund	4.92%	6.21%	3.35%	1.11%

S&P 500® Index	18.00%	13.62%	1.28%	4.48%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P 500® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	% Net Assets
Investment Companies	99.2%

Total Exposure	99.2%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2012.

6	DIREXION ANNUAL REPORT

Expense Example

August 31, 2012 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (March 1, 2012 — August 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION ANNUAL REPORT	7

Expense Example Table

August 31, 2012 (Unaudited)

	Expense Ratio[1]	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period[2]
HCM Freedom Fund
Based on actual fund return	2.35%	$1,000.00	$1,054.10	$12.13
Based on hypothetical 5% return	2.35%	1,000.00	1,013.32	11.89

[1]	Annualized

[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of March 1, 2012 to August 31, 2012, then divided by 366.

Allocation of Portfolio Holdings

August 31, 2012 (Unaudited)

	Cash*	Investment Companies	Total
HCM Freedom Fund	1%	99%	100%

*	Cash, cash equivalents and other assets less liabilities.

8	DIREXION ANNUAL REPORT

HCM Freedom Fund

Schedule of Investments

August 31, 2012

Shares		Value
INVESTMENT COMPANIES - 99.2%
1,221,741	Nuveen High Yield Municipal Bond Fund	$20,622,995
516,546	Oppenheimer AMT-Free Municipals	3,729,464

	TOTAL INVESTMENT COMPANIES (Cost $23,228,743)	$24,352,459

	TOTAL INVESTMENTS (Cost $23,228,743) - 99.2%	$24,352,459
	Other Assets in Excess of Liabilities - 0.8%	193,938

	TOTAL NET ASSETS - 100.0%	$24,546,397

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	9

Statement of Assets and Liabilities

August 31, 2012

HCM Freedom Fund
Assets:
Investments, at market value (Note 2)	$24,352,459
Cash	144,438
Receivables:
Dividends	103,848

Total assets	24,600,745

Liabilities:
Payables:
Fund shares redeemed	5,000
Accrued investment advisory fees	20,999
Accrued distribution expense	16,799
Accrued operating services fees	11,550

Total liabilities	54,348

Net Assets	$24,546,397

Net Assets Consist Of:
Capital stock	42,481,952
Undistributed net investment income	356,285
Accumulated net realized loss	(19,415,556)
Net unrealized appreciation on:
Investments	1,123,716

Total Net Assets	$24,546,397

Calculation of Net Asset Value Per Share:
Net Assets	$24,546,397
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	1,554,811
Net asset value, redemption and offering price per share	$15.79

Cost of Investments	$23,228,743

The accompanying notes are an integral part of these financial statements.

10	DIREXION ANNUAL REPORT

Statement of Operations

For the Year Ended August 31, 2012

HCM Freedom Fund
Investment Income:
Dividend income	$955,307
Interest income	2,353

Total investment income	957,660

Expenses:
Investment advisory fees	255,816
Distribution expenses	204,653
Operating services fees	140,699

Total expenses	601,168

Net investment income	356,492

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	70,028
Futures	(354,199)
Swaps	(56,775)

(340,946)

Change in net unrealized appreciation on:
Investments	1,123,716
Swaps	60,474

1,184,190

Net realized and unrealized gain on investments	843,244

Net increase in net assets resulting from operations	$1,199,736

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	11

Statement of Changes in Net Assets

	HCM Freedom Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in net assets from:
Operations
Net investment income	$356,492	$455,574
Net realized gain (loss) on investments	(340,946)	773,890
Capital gain distributions from regulated investment companies	—	47,131
Change in net unrealized appreciation (depreciation) on investments	1,184,190	(477,845)

Net increase in net assets resulting from operations	1,199,736	798,750

Distributions to shareholders:
Net investment income	(152,356)	(862,997)

Total distributions to shareholders	(152,356)	(862,997)

Capital share transactions:
Net decrease in net assets resulting from net change in capital share transactions(a)	(2,849,177)	(1,526,530)

Total decrease in net assets	(1,801,797)	(1,590,777)

Net assets:
Beginning of year	26,348,194	27,938,971

End of year	$24,546,397	$26,348,194

Undistributed net investment income, end of year	$356,285	$152,149

(a)	Summary of capital share transactions is as follows:

	HCM Freedom Fund
	Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Value	Shares	Value
Shares sold	53,181	$787,382	105,255	$1,615,292
Shares issued in reinvestment of distributions	9,991	145,268	55,417	822,386
Shares redeemed	(248,921)	(3,781,827)	(259,160)	(3,964,208)

Net decrease	(185,749)	$(2,849,177)	(98,488)	$(1,526,530)

The accompanying notes are an integral part of these financial statements.

12	DIREXION ANNUAL REPORT

Financial Highlights

													RATIOS TO AVERAGE NET ASSETS
Year/Period	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/Period	Total Return[3]		Net Assets, End of Year/Period (,000)	Total Expenses[1]	Net Expenses[1]	Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[1]	Portfolio Turnover Rate[4]

HCM Freedom Fund
Year ended August 31, 2012	$15.14	$0.21	$0.53	$0.74	$(0.09)	$—	$—	$(0.09)	$15.79	4.92%		$24,546	2.35%	2.35%	1.39%	434%
Year ended August 31, 2011	15.19	0.25	0.18	0.43	(0.48)	—	—	(0.48)	15.14	2.88%		26,348	2.35%	2.35%	1.65%	249%
Year ended August 31, 2010	14.47	1.08	0.50	1.58	(0.86)	—	—	(0.86)	15.19	11.16%		27,939	2.35%	2.35%	7.20%	468%
Year ended August 31, 2009	14.68	0.01	0.40	0.41	(0.62)	—	—	(0.62)	14.47	2.83%		25,209	2.42%	2.43%	0.05%	1,311%
Year ended August 31, 2008	17.46	0.06	(0.70)	(0.64)	(2.14)	—	—	(2.14)	14.68	(4.43%	)	25,517	2.50%	2.45%	0.35%	2,886%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

DIREXION ANNUAL REPORT	13

Direxion Funds

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2012

1.	ORGANIZATION

Direxion Funds (the “Trust”) was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 23 series of which 1 is included in this report: HCM Freedom Fund (the “Fund”). The Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.

The HCM Freedom Fund’s objective is long-term capital appreciation with lower volatility than the overall market by employing a dynamic asset allocation strategy. The Fund has great flexibility in deciding in what to invest and when to invest, and may invest in a broad range of equity and fixed income securities, both domestically and internationally, as well as derivative instruments of these securities.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of the Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by the Fund is determined as of the time the Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). Equity securities and exchange-traded funds are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Investments in open-end mutual funds are valued at their respective quoted NAV on the valuation dates. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Over-the-counter securities are valued at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with a maturity of 60 days or less at time of purchase and money market securities are valued using the amortized cost method. Other debt securities are valued by the Fund’s pricing service using the mean prices or, if such prices are unavailable, by a matrix pricing method. Securities for which reliable market quotations are not readily available, the Fund’s pricing service does not provide a valuation for such securities, the Fund’s pricing service provides valuation that in the judgment of Rafferty Asset Management, LLC (the “Adviser”) does not represent fair value, or the Fund or Adviser believes the market price is stale will be fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – The Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund follows authoritative standards of accounting for repurchase agreements, which modify the criteria for determining effective control of transferred assets and as a result certain repurchase agreements may now be accounted for as secured borrowings. During the year ended August 31, 2012, the Funds did not enter into transactions that were deemed secured borrowings. The Fund was not invested in repurchase agreements at August 31, 2012.

c) Swap Contracts – The Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional

14	DIREXION ANNUAL REPORT

amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). The Fund enters into netting agreements with the counterparty. These agreements calculate the obligations of the parties on a “net basis”. The Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such netting agreements. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund). The Fund was not invested in equity swap contracts at August 31, 2012.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities by the Fund to the counterparty. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps.”

The Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Investments of the Fund. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral on the Statement of Assets & Liabilities. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are collateralized daily directly to Funds while amounts expected to be owed to the counterparty are collateralized daily in a segregated account at the Custodian.

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty can not meet its obligations, the Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. The Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Fund has agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances included agreed upon net asset value and performance-based thresholds.

The Fund was not invested in swap contracts at August 31, 2012.

d) Short Positions – The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of short positions may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Fund was not invested in short positions at August 31, 2012.

e) Stock Index Futures Contracts and Options on Futures Contracts – The Fund may purchase and sell stock index futures contracts and options on such futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign countries. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.

DIREXION ANNUAL REPORT	15

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Fund was not invested in stock index futures contracts or options on futures contracts at August 31, 2012.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Fund designates all cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions.

g) Security Transactions – Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

h) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes and excise taxes. No provision for federal income taxes has been made.

i) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Expenses are charged to the Fund daily. Expenses are computed based on the Fund’s respective daily net assets. For additional discussion on expenses refer to Note 4.

j) Distributions to Shareholders – The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

The Fund paid ordinary income distributions of $152,356 during the year ended August 31, 2012 and $862,997 for the year ended August 31, 2011.

The Fund may designate as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2012. To the extent necessary to fully distribute such capital gains, the Fund also designates earnings and profits distributed to shareholders on the redemption of shares.

As of August 31, 2012, the components of distributable earnings of the Fund on a tax basis was as follows:

HCM Freedom Fund
Tax cost of investments	$23,228,743
Gross unrealized appreciation	1,123,716
Gross unrealized depreciation	—

Net unrealized appreciation	$1,123,716

Undistributed ordinary income	356,285
Undistributed long-term capital gain	—

Total distributable earnings	356,285

Other accumulated loss	(19,415,556)

Total accumulated loss	$(17,935,555)

16	DIREXION ANNUAL REPORT

Other accumulated gain/ (loss) is generally comprised of capital loss carryforwards.

On the Statement of Assets and Liabilities, there were no adjustments were made for permanent tax differences between accounting for net investment income and realized gain and losses under GAAP and tax reporting:

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets.

Under current law, the Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If the Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

At August 31, 2012, the Fund had capital loss carryforwards on a tax basis of:

Capital Losses Expiring
	8/31/2014	8/31/2015	8/31/2016	8/31/2017	Indefinite ST	Indefinite LT
HCM Freedom Fund	(6,321,052)	(5,679,579)	(1,637,612)	(5,404,099)	(128,427)	(244,787)

To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

The Fund follows authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and concluded that there is no effect to the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2012, open Federal and state income tax years include the tax years ended August 2009 to August 2012. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

k) Guarantees and Indemnifications – In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnification provisions pursuant to which the Fund agrees to indemnify third parties upon the occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Fund has not had prior claims or losses in connection with these provisions and believes the risk of loss is remote.

l) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the year ended August 31, 2012, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) were $98,217,113 and $75,058,398 respectively.

DIREXION ANNUAL REPORT	17

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: The Fund has entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to the Fund’s average daily net assets at an annual rate of 1.00%.

In addition, the Adviser has entered into sub-advisory agreements with Horizon Capital Management, Inc. whereby the sub-advisor will direct investment activities of the Fund. The Adviser pays, out of the management fees it receives from the Fund, a fee for these sub-advisory services.

Operating Services Agreement: The Fund has entered into an Operating Service Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Fund. In consideration for the services rendered pursuant to the Agreement, the Fund will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee of 0.55%. The monthly fee is calculated on an annualized basis on the average net assets of the Fund.

Distribution Expenses: Shares of the Fund are subject to an annual Rule 12b-1 fee of 0.80% for the Fund’s average daily net assets.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Fund and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares. There were no Rule 12b-1 fees retained by the Distributor for the year ended August 31, 2012. The Distributor is an affiliate of the Adviser.

5.	VALUATION MEASUREMENTS

The Fund follows authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2012:

	HCM Freedom Fund
Asset Class	Level 1	Level 2	Level 3	Total
Investment Companies - Fixed Income	$24,352,459	$—	$—	$24,352,459

For further detail on each asset class, see Schedule of Investments.

The Fund follows authoritative accounting standards which improve disclosure about fair value measurements. These standards require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales must be shown on a gross basis in Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

18	DIREXION ANNUAL REPORT

There were no transfers between Level 1 and Level 2 securities during the year ended August 31, 2012. The Fund held no Level 3 securities during the years ended August 31, 2011 and August 31, 2012. It is the Fund’s policy to recognize transfers into Level 3 at the value as of the beginning of the period.

6.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Fund follows authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2.

At August 31, 2012, no derivatives instruments were held in the Fund.

Transactions in derivative instruments during the year ended August 31, 2012, were as follows:

		Credit risk	Currency risk	Interest rate risk	Equity risk	Total
HCM Freedom Fund	Net Realized gain (loss)[1]
	Swap contracts	$(6,657)	$(7,947)	$4,880	$(47,051)	$(56,775)
	Futures contracts	—	—	—	(354,199)	(354,199)
	Total realized gain (loss)	$(6,657)	$(7,947)	$4,880	$(401,250)	$(410,974)
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	$—	$—	$—	$60,474	$60,474

[1]	Statement of Operations location: Net unrealized gain (loss) on futures and swaps.
[2]	Statement of Operations location: Change in unrealized appreciation (depreciation) on swaps.

For the year ended August 31, 2012, the volume of the derivatives held by the Fund was as follows:

	Quarterly average gross notional amount
	Long Equity Swaps Contracts	Short Equity Swaps Contracts
HCM Freedom Fund	$40,332	$60,009

The Fund utilizes this volume of derivatives as a substitute for investing in comparable positions in underlying securities and/or as a means to limit exposure of the Fund’s position. During the year ended August 31, 2012, the Fund invested in short equity swap contracts towards the beginning of the period while investing in long equity swap contracts towards the middle part of the year. Additionally, the Fund invested in short futures contracts. This volume of futures contracts was minimal during the year ended August 31, 2012.

7.	SUBSEQUENT EVENTS

The Fund follows authoritative standards for accounting for and disclosure of events that occur after the Statement of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Fund has evaluated subsequent events through the issuance of the Fund’s financial statements and has determined there is no impact to the Fund’s financial statements.

DIREXION ANNUAL REPORT	19

Direxion Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Direxion Funds:

We have audited the accompanying statement of assets and liabilities of the HCM Freedom Fund (one of the series of the Direxion Funds) (the “Fund”), including the schedule of investments, as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the HCM Freedom Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 26, 2012

20	DIREXION ANNUAL REPORT

Additional Information

(Unaudited)

For the year ended August 31, 2012, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of dividends declared from ordinary income designated as qualified income was 0.17% for the Fund.

For corporate shareholders, the amount of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2012 was 0.17% for the Fund.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT	21

Investment Advisory and Subadvisory Agreements Approvals (Unaudited)

Provided below is a summary of certain of the factors the Board considered at its August 15, 2012 Board meeting in renewing, as applicable: (1) the Advisory Agreement between Rafferty Asset Management (“Rafferty”) and the Direxion Funds (the “Trust”), on behalf of the HCM Freedom Fund, a series of the Trust (“Fund”); and (2) the Subadvisory Agreement between Rafferty and Horizon Capital Management, Inc. (“Horizon”) on behalf of the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory or Subadvisory Agreement (each an “Agreement” and collectively, the “Agreements”) and each Trustee may have afforded different weight to the various factors. In determining whether to approve the continuance of the Agreements, the Board noted that the Trustees had considered various reports and information provided throughout the year at their regular Board meetings and otherwise, and that the Independent Board members had met separately on August 7, 2012, to consider these specific contract renewals.

The Board considered, among others, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to Rafferty or Horizon, if such information was provided; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty and Horizon with other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Rafferty or Horizon from its relationship with the Fund.

Nature, Extent and Quality of Services Provided. The Board reviewed the nature, extent and quality of the services provided or to be provided under the Advisory Agreement by Rafferty. The Board noted that Rafferty has provided services to the Trust since its inception and has developed an expertise in managing the Fund. The Board also noted that Rafferty trades efficiently with low commission schedules, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Fund and meet its expense reimbursement obligations, if any. The Board also considered that Rafferty utilizes the services of an independent compliance consulting firm and that reports from the chief compliance officer are provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered that Rafferty oversees all aspects of the operation of the Fund, including oversight of the Fund’s service providers and Horizon. Regarding the Subadvisory Agreement with Horizon, the Board noted that Horizon utilizes the Fund as the primary investment for its separate account clients. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty and Horizon to the Fund under the Agreements were fair and reasonable.

Performance of the Funds. The Board evaluated the performance of the Fund relative to: (1) its benchmark index for year-to-date, one-year and since inception periods ended June 30, 2012; and (2) the average performance of the relevant Morningstar peer fund universe for monthly and annual periods ended June 30, 2012. The Board considered management’s description of the performance of the Morningstar universe of large growth funds. The Board also considered that as of June 30, 2012, the Fund outperformed the average of its relevant Morningstar peer funds for the year-to-date and three-year periods, but underperformed for the one-year and five-year periods. In this regard, the Board noted Horizon’s representation that the Fund’s underperformance was in part due to its investments in sectors that underperformed as compared to the sectors selected by its peer group funds.

Costs of Services Provided to the Funds and Profits Realized. The Board considered the overall fees paid to Rafferty on an annual basis since the Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. The Board also considered the fees that Rafferty charges for the services that it provides to a pooled trading vehicle for domestic hedge funds. In addition, the Board considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Advisory Agreement were fair and reasonable.

In considering the fees paid by Rafferty to Horizon, the Board considered the representation that the current expense ratio of the Fund is lower compared to the total cost of investing when the Fund was part of the wrap account advisory programs. The Board also considered that Horizon did not provide comparable subadvisory services to any other client. The Board considered Horizon’s profits or losses for its services. In this regard, the Board in part noted Horizon’s pre-tax profits with respect to the services it provided to the Fund. Based on these considerations, the Board determined that, in

22	DIREXION ANNUAL REPORT

the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreements were fair and reasonable.

Economies of Scale. The Board considered Rafferty’s representation that it believes that asset levels at this time are not sufficient to achieve economies of scale or warrant a reduction in fee rates or the addition of breakpoints. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the reduction in fee rates or additions of breakpoints were not necessary at this time.

Other Benefits. The Board considered Rafferty’s representation that its relationship with the Fund may help to facilitate Rafferty’s ability to attract business to its non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. In addition, the Board considered that Horizon represented that it realized no benefits other than its direct compensation. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits were fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreements for the Fund were fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreements.

DIREXION ANNUAL REPORT	23

Direxion Funds

TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 70	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	23	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly, Byrne Securities Inc.), 1992-present.	141	None.

Gerald E. Shanley III Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	141	None.

John Weisser Age: 70	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	141	Director, MainStay VP Fund Series, The MainStay Funds, The MainStay Funds Trust; Director ICAP Funds, Inc; Director, Eclipse Funds, Inc., Eclipse Funds; (66 Funds Total)

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 23 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 47 of the 117 funds currently registered with the SEC.

24	DIREXION ANNUAL REPORT

Direxion Funds

TRUSTEES AND OFFICERS

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill(1) Age: 44	President;	One Year; Since 1999	Managing Director of Rafferty, 1999-present.	117	N/A
	Chief Operating Officer and Chief Investment Officer	One Year; Since 2006

Christopher Lewis Age: 42	Chief Compliance Officer(3)	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009 – present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A

Patrick J. Rudnick 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 39	Principal Financial Officer and Treasurer	One Year; Since 2010	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 36	Secretary(3)	One Year; Since 2011	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP, May – August 2008; Vice President, U.S. Bancorp Fund Services, LLC, November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 23 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 47 of the 117 funds currently registered with the SEC.

(3)	Effective September 1, 2012, Ms. Brickl replaced Mr. Lewis as Chief Compliance Officer.

DIREXION ANNUAL REPORT	25

THIS PAGE INTENTIONALLY LEFT BLANK

26

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,

•	Mail, e-mail, the telephone and our website, and

•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the annual report.

PN-1

ANNUAL REPORT AUGUST 31, 2012

Advisor

Rafferty Asset Management, LLC

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

Sub-Advisor

HCM Sub-Advisor

Horizon Capital Management, Inc.

106 Valerie Drive

Lafayette, LA 70508-6008

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.

1555 RiverCenter Dr., Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Ave., 3rd Floor

Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of FIN 48 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 8/31/2012	FYE 8/31/2011
Audit Fees	$353,200	$414,200
Audit-Related Fees	—	—
Tax Fees	$100,000	$105,000
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2012	FYE 8/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2012	FYE 8/31/2011
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Funds

By (Signature and Title)*	/s/ Daniel D. O’Neill
Daniel D. O’Neill, President

Date	11/5/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Daniel D. O’Neill
Daniel D. O’Neill, President

Date	11/5/12

By (Signature and Title)*	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	11/5/12

*	Print the name and title of each signing officer under his or her signature.